1933 Act Registration No. 333-41399


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                           REGISTRATION STATEMENT UNDER THE
                                 SECURITIES ACT OF 1933


[ ]      Pre-Effective                                    [X] Post-Effective
         Amendment No.                                        Amendment No. 1

              EVERGREEN EQUITY TRUST (Exact Name of  Registrant  as
                                Specified in Charter)


                Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                         (Address of Principal Executive Offices)

                          Rosemary D. Van Antwerp, Esq.
                      Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                     -----------------------------------------
                     (Name and Address of Agent for Service)

                       Copies of All Correspondence to:
                            Robert N. Hickey, Esq.
                      Sullivan  &   Worcester   LLP  1025
                         Connecticut Avenue, N.W.
                            Washington, D.C. 20036


         It is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on ________  pursuant to paragraph  (b)
[X] 60 days after filing  pursuant to paragraph  (a)(1)
[ ] on ________  pursuant  to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to paragraph (a)(2)
[ ] on ________ pursuant to paragraph (a)(2) of Rule 485

         Pursuant to Rule 414 under the Securities Act of 1933, by this amendment to Registration Statement No. 333-41399 on Form N- 14 of Keystone Growth and Income Fund (S-1), a Pennsylvania common law trust, the Registrant hereby adopts the Registration Statement of such trust under the Securities Act of 1933.

                            EVERGREEN EQUITY TRUST


                            CROSS REFERENCE SHEET

                  Pursuant to Rule 481(a) under the Securities Act of 1933


                                             Location in Prospectus/Proxy
Item of Part A of Form N-14                                          Statement

1.       Beginning of Registration           Cross Reference Sheet; Cover
         Statement and Outside               Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside               Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and             Comparison of Fees and
         Risk Factors                        Expenses; Summary; Comparison
                                             of Investment Objectives and
                                             Policies; Risks

4.       Information About the               Summary; Reasons for the
         Transaction                         Reorganization; Comparative
                                             Information on Shareholders'
                                             Rights; Exhibit A (Agreement
                                             and Plan of Reorganization)

5.       Information about the               Cover Page; Summary; Risks;
         Registrant                          Comparison of Investment
                                             Objectives and Policies;
                                             Comparative Information on
                                             Shareholders' Rights;
                                             Additional Information

6.       Information about the               Cover Page; Summary; Risks;
         Company Being Acquired              Comparison of Investment
                                             Objective and Policies;
                                             Comparative Information on
                                             Shareholders' Rights;
                                             Additional Information

7.       Voting Information
                                             Cover Page; Summary; Voting
                                             Information Concerning the
                                             Meeting

8.       Interest of Certain                 Financial Statements and
         Persons and Experts                 Experts; Legal Matters

9.       Additional Information              Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                          Cover Page

11.      Table of Contents                   Omitted

12.      Additional Information              Statement of Additional
         About the Registrant                Information of Keystone Growth

                                             and Income Fund (S-1) dated
                                              February 28,
                                             1997, as amended


13.      Additional Information              Statement of Additional
         about the Company Being             Information of Blanchard Funds
         Acquired                            - Blanchard Growth & Income
                                             Fund dated February 28, 1997

14.      Financial Statements                Financial Statements dated
                                             August 31, 1997 of Keystone
                                             Growth and Income Fund (S-1);
                                             Financial Statements of
                                             Blanchard Growth & Income Fund
                                             dated October 31, 1997

Item of Part C of Form N-14
                                             Incorporated by Reference to
15.      Indemnification                     Part A Caption - "Comparative
                                             Information on Shareholders'
                                             Rights - Liability and
                                             Indemnification of Trustees"

16.      Exhibits
                                             Item 16.          Exhibits

17.      Undertakings                        Item 17.          Undertakings

                                 BLANCHARD FUNDS
                         BLANCHARD GROWTH & INCOME FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779


January  7, 1998


Dear Shareholder,


As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of the Blanchard Growth & Income Fund, a series of Blanchard Funds (the "Fund"), to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.


The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider the withdrawal by the Fund of its investment in Growth and Income Portfolio, in order to permit the current two-tier structure of the Fund to be replaced, temporarily, by a one-tier structure common to most mutual funds.

The second proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Keystone Growth and Income Fund (S-1) in exchange for Class A shares of Keystone Growth and Income Fund (S-1) and the assumption by Keystone Growth and Income Fund (S-1) of certain liabilities of the Fund. You will receive shares of Keystone Growth and Income Fund (S-1) having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Keystone Growth and Income Fund (S-1)'s investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.

The third and final proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus Capital Management, Inc. Information relating to the Interim Investment Advisory Agreement is contained in the attached Prospectus/Proxy Statement.


The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.


I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage-paid envelope today.


If you have any questions about this proxy, please call our proxy solicitor, Shareholder Communications Corporation, at 800-733-8481 ext. 437. You may also FAX your completed and signed proxy card to 800-733-1885.


If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,


 Edward C. Gonzales
 President
Blanchard Funds

                                 BLANCHARD FUNDS
                         BLANCHARD GROWTH & INCOME FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1998


         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Blanchard Growth & Income Fund, a series of Blanchard Funds ("Growth & Income"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, on February 20, 1998 at 2:00 p.m. for the following purposes:

         1. To consider and act upon the proposal whereby Growth & Income would withdraw its investment in Growth and Income Portfolio.

         2. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of Growth & Income by the Keystone Growth and Income Fund (S-1), a series of Evergreen Equity Trust, ("Keystone Growth and Income") in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income. The Plan also provides for distribution of such shares of Keystone Growth and Income to shareholders of Growth & Income in liquidation and subsequent termination of Growth & Income. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Growth & Income.

         3. To consider and act upon the Interim Management Contract between Growth & Income and Virtus Capital Management, Inc.

         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Trustees of Blanchard Funds on behalf of Blanchard Growth & Income Fund have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of Growth & Income entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary


January  7, 1998

                      INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                    VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                  ABC Corp.
(2)  ABC Corp.                                  John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                         John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan              John Doe, Trustee
TRUST ACCOUNTS

(1)  ABC Trust                                  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                       Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                       John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith,    Sr.                      John B. Smith, Jr., Executor

                    PROSPECTUS/PROXY STATEMENT DATED JANUARY  7, 1998


                              Acquisition of Assets of

                           BLANCHARD GROWTH & INCOME FUND
                                   a series of
                                 Blanchard Funds
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779

                        By and in Exchange for Shares of

                      KEYSTONE GROWTH AND INCOME FUND (S-1)
                                   a series of
                              Evergreen Equity Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

         This Prospectus/Proxy Statement is being furnished to shareholders of Blanchard Growth & Income Fund ("Growth & Income") in connection with the proposal whereby Growth & Income would (i) withdraw its investment in the Growth and Income Portfolio (the "Portfolio"), thereby replacing Growth & Income's current two-tier structure with a one-tier structure currently used by Keystone Growth and Income Fund (S-1) ("Keystone Growth and Income") (hereinafter referred to as the "Restructuring"); and (ii) all of the assets of Growth & Income would be acquired by Keystone Growth and Income in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income (hereinafter referred to as the "Reorganization").

         Unlike many other mutual funds, including Keystone Growth and Income, which directly acquire and manage their own portfolios of securities, Growth & Income seeks to achieve its investment objective by investing all of its assets in the Portfolio, which is a separate registered investment company with an identical investment objective to that of Growth & Income.

         The Restructuring and a proposed Agreement and Plan of Reorganization (the "Plan") are being submitted to shareholders of Growth & Income for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting").

         Keystone Growth and Income and Growth & Income are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Keystone Growth and Income will be distributed to shareholders of Growth & Income in liquidation of Growth & Income and such Fund will be terminated. Holders of shares of Growth & Income will receive Class A shares of Keystone Growth and Income having the same Rule 12b-1 distribution-related fees as the shares of Growth & Income held by such holders prior to the Reorganization. No initial sales charge will be imposed in connection with Class A shares of Keystone Growth and Income received by holders of shares of Growth & Income. As a result of the proposed Reorganization, shareholders of Growth & Income will receive that number of full and fractional shares of Keystone Growth and Income having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Growth & Income. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Keystone Growth and Income is a separate series of Evergreen Equity Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Keystone Growth and Income seeks the best possible growth of capital and long-term growth of income. Such investment objective is substantially similar to that of Growth & Income which seeks long-term capital appreciation and dividend income.


         Shareholders of Growth & Income are also being asked to approve the Interim Management Contract with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus"), (the "Interim Advisory Agreement") with the same terms and fees as the previous advisory agreement between Growth & Income and Virtus. The Interim Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998). During the term of the Interim Advisory Agreement there will be no change in the advisory fee charged to the Portfolio.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Keystone Growth and Income that shareholders of Growth & Income should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 7, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Keystone Growth and Income dated August 31, 1997 and Growth & Income dated October 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Keystone Growth and Income at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343-2898.


         The Prospectus of Keystone Growth and Income dated February 28, 1997, as amended, its Annual Report for the period ended August 31, 1997 are incorporated herein by reference in their entirety. Shareholders of Growth & Income will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of Keystone Growth and Income. Additional information about Keystone Growth and Income is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to or calling Keystone Growth and Income at the address or telephone number listed in the preceding paragraph.


         The Prospectus of Growth & Income dated February 28, 1997 is incorporated herein in its entirety by reference. Copies of the Prospectus and related Statement of Additional Information dated the same date, are available upon request without charge by writing to Growth & Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Included as Exhibits A and B to this Prospectus/Proxy Statement are a copy of the Plan and the Interim Advisory Agreement, respectively.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS

                                                                           Page

COMPARISON OF FEES AND EXPENSES............................................6


SUMMARY  ..................................................................9
         Proposed Restructuring and Plan of Reorganization.................9
         Tax Consequences.................................................11
         Investment Objectives and Policies of the Funds...............   12
         Comparative Performance Information for each Fund................12
         Management of the Funds..........................................13
         Investment Advisers..............................................13
         Portfolio Management.............................................15
         Distribution of Shares...........................................15
         Purchase and Redemption Procedures...............................16
         Exchange Privileges..............................................17
         Dividend Policy..................................................17
         Risks    ........................................................18

REASONS FOR THE REORGANIZATION............................................19
         The Restructuring................................................22
         Agreement and Plan of Reorganization.............................23
         Federal Income Tax Consequences..................................25
         Pro-forma Capitalization...................................... 27
         Shareholder Information....................................... 28


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..........................28

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...........................30
         Forms of Organization............................................30
         Capitalization...................................................31
         Shareholder Liability............................................31
         Shareholder Meetings and Voting Rights...........................32
         Liquidation or Dissolution.......................................33
         Liability and Indemnification of Trustees........................33

INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT......................34
         Introduction.....................................................34
         Comparison of the Interim Advisory Agreement and the
                  Previous Advisory Agreement.............................35
         Information about Growth & Income's Investment
Adviser...................................................................37

ADDITIONAL INFORMATION....................................................37

VOTING INFORMATION CONCERNING THE MEETING.................................38


FINANCIAL STATEMENTS AND EXPERTS....................................... 41

LEGAL MATTERS.............................................................41

OTHER BUSINESS............................................................41


APPENDIX A............................................................. 43


EXHIBIT A

EXHIBIT B

EXHIBIT C

                         COMPARISON OF FEES AND EXPENSES


         It is anticipated that on or about January 9, 1998 Keystone Growth and Income will become a multiple class fund. As of that date the Fund will offer Class A, Class B and Class C shares. It is further anticipated that at that time current outstanding shares of Keystone Growth and Income will become Class B shares of the Fund. On or before January 16, 1998, it is anticipated that any Class B shares of Keystone Growth and Income purchased prior to January 1, 1995 will convert to Class A shares of the Fund. The amounts for shares of Keystone Growth and Income set forth in the following tables and in the examples are based on the expenses of Keystone Growth and Income for the fiscal year ended August 31, 1997. The amounts for shares of Growth & Income set forth in the following tables and in the examples are based on the expenses for Growth & Income for the fiscal year ended October 31, 1997. These amounts include Growth & Income's pro rata portion of the Portfolio's operational expenses. The pro forma amounts for Class A shares of Keystone Growth and Income are based on what the combined expenses would have been for Keystone Growth and Income for the fiscal year ending August 31, 1997. The pro forma numbers reflect the events described in the first paragraph of this section. All amounts are adjusted for voluntary expense waivers.


         The following tables show for Keystone Growth and Income, Growth & Income and Keystone Growth and Income pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the shares of Keystone Growth and Income and shares of Growth & Income, as applicable.

                                Comparison of Shares
                          of Keystone Growth and Income With
                            Shares of Growth & Income




                                                                                    Keystone
                                         Keystone                                   Growth and
                                         Growth and             Growth &            Income Pro
                                         Income                 Income              Forma
                                         ---------              --------            --------

Shareholder
Transaction                              Shares                 Shares              Class A
Expenses                                 ------                 ------              -------




Maximum Sales Load                       None                   None                4.75%
Imposed on Purchases
(as a percentage of
offering price) (1)


Maximum Sales Load                       None                   None                None
Imposed on
Reinvested Dividends
(as a percentage of
offering price)

Contingent Deferred                      4.00%                  None                None
Sales Charge (as a
percentage of
original purchase
price or redemption
proceeds, whichever
is lower)

Exchange Fee                             None                   None                None

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)

Management Fee                           0.65%                  0.40%               0.65%

(2)

12b-1 Fees    (3)                        0.56%                  0.00%               0.25%


Other Expenses                           0.36%                  1.35%               0.36%
                                         ------                 ------              -----


Annual Fund                              1.57%                  1.75%               1.26%
Operating Expenses                       ------                 ------              ------
   (4)                                   ------                 ------              ------


---------------

(1) The 4.75% sales load, as described in the "Examples" paragraph below, has been waived for Growth & Income's shareholders.

(2) The management fee for Growth & Income has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee is 1.10%.

(3) Class A shares of Keystone Growth and Income can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets. The 12b-1 fees from Growth & Income reflect the voluntary waiver by the Fund's distributor. The maximum 12b-1 fee is 0.25%.

(4) Total Fund Operating Expenses for Growth & Income would have been 2.70% absent the voluntary waivers. Total Fund Operating Expenses for Keystone Growth and Income include, indirectly paid expenses which represent offset expense arrangements with the Fund's custodian.

         Examples. The following tables show for Keystone Growth and Income and Growth & Income, and for Keystone Growth and Income pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming a 5% annual return. In the case of Keystone Growth and Income pro forma, the example does not reflect the imposition of the maximum 4.75% maximum sales load on purchases since Growth & Income shareholders who receive Class A shares of Keystone Growth and Income in the Reorganization or who purchase additional Class A shares subsequent to the Reorganization will not incur any sales load.




                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Keystone Growth                       $16                  $50                   $86                 $187
and Income

Growth & Income                       $18                  $55                   $95                 $206


Keystone Growth                       $13                  $40                   $69                 $152
and Income  Pro
Forma

Class A



         The purpose of the foregoing examples is to assist Growth & Income shareholders in understanding the various costs and expenses that an investor in Keystone Growth and Income as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Growth & Income. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY


         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectus of Keystone Growth and Income dated February 28, 1997, as amended, and the Prospectus of Growth & Income dated February 28, 1997 (which are incorporated herein by reference), the Plan and the Interim Advisory Agreement, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A and B, respectively.


Proposed Restructuring and Plan of Reorganization


         The Board of Trustees of Blanchard Funds has voted to recommend to shareholders of Growth & Income the approval of a proposal whereby Growth & Income would (i) withdraw its investment in the Portfolio in order to permit the current two-tier structure of Growth & Income to be replaced temporarily, by a one-tier structure currently used by Keystone Growth and Income and (ii) enter into the Plan. The Plan provides for the transfer of all of the assets of Growth & Income in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Keystone Growth and Income to Growth & Income shareholders in liquidation of Growth & Income as part of the Reorganization. As a result of the Reorganization, the shareholders of Growth & Income will become the owners of that number of full and fractional Class A shares of Keystone Growth and Income having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Growth & Income as of the close of business immediately prior to the date that Growth & Income's assets are exchanged for shares of Keystone Growth and Income. See "Reasons for the Reorganization - The Restructuring and Agreement and Plan of Reorganization."


         The Trustees of Blanchard Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940

Act (the "Independent Trustees"), have concluded that the Restructuring and the Reorganization would be in the best interests of shareholders of Growth & Income, and that the interests of the shareholders of Growth & Income will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Restructuring and the Plan for the approval of Growth & Income's shareholders.

                    THE BOARD OF TRUSTEES OF BLANCHARD FUNDS
             RECOMMENDS APPROVAL BY SHAREHOLDERS OF GROWTH & INCOME
                 OF THE RESTRUCTURING AND OF THE PLAN EFFECTING
                               THE REORGANIZATION.

         The Trustees of Evergreen Equity Trust have also approved the Plan and, accordingly, Keystone Growth and Income's participation in the Reorganization.

         Approval of the Restructuring and of the Reorganization on the part of Growth & Income will require the affirmative vote of a majority of Growth & Income's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Growth & Income. Prior to consummation of the Merger, Growth & Income received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement is approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement has the same terms and fees as the previous investment advisory agreement between Growth & Income and Virtus. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Growth & Income present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Growth & Income outstanding on the record date are present, in person or by proxy, or
(ii) more
than 50% of the outstanding shares of Growth & Income, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of Growth & Income do not vote to approve the Restructuring and the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         As a condition to the Restructuring, Blanchard Funds will receive an opinion of Sullivan & Worcester LLP that the Restructuring will not cause Growth & Income or its shareholders to recognize any gain or loss under the Internal Revenue Code of 1986, as amended (the "Code") (other than possible gain or loss under the mark-to-market provisions of the Code). At the date of this Proxy Statement/Prospectus, there are no circumstances which would result in gain or loss to Growth & Income shareholders under the mark-to-market provisions of the Code. Moreover, should the Restructuring in fact result in the recognition of any mark-to-market gain or loss by Growth & Income shareholders, the effect of the Restructuring would be merely to cause the acceleration of the date of recognition of gain or loss which would otherwise have been recognized by shareholders at the end of Growth & Income's fiscal year.


     Prior to or at the completion of the Reorganization, Growth & Income will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Keystone Growth and Income in the Reorganization. The holding period and aggregate tax basis of shares of Keystone Growth and Income that are received by Growth & Income's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Growth & Income in the hands of Keystone Growth and Income as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Keystone Growth and Income upon the receipt of the assets of the Fund in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Keystone Growth and Income and Growth & Income are substantially similar.

         The investment objective of Keystone Growth and Income is to seek the best possible growth of capital and long-term growth of income. Under normal circumstances, the Fund will invest principally in common stocks of generally accepted investment quality selected primarily from or similar to those found in the Standard & Poor's 500 Index ("S&P 500"), usually with established records of dividend payments. However, the Fund may purchase securities that are not currently paying dividends, but show potential capital growth or future income. In addition, the Fund will invest in quality companies with medium market capitalizations that are smaller than those of companies typically found in the S&P 500.

         The Fund may invest up to 25% of its assets in foreign securities of issuers located in developed countries as well as emerging market countries.

         The investment objective of Growth & Income is to provide long-term capital appreciation and dividend income. In seeking its investment objective, Growth & Income invests all of its investable assets in the Portfolio. The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. The Portfolio may invest up to 20% of its total assets in convertible securities and up to 20% of its total assets in foreign securities. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The total return of Keystone Growth and Income and Growth & Income for the one, and if applicable, five and ten year periods ended September 30, 1997, and for both Funds for the periods from inception through September 30, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.


                           Average Annual Total Return









                        1 Year                                                           From
                        Ended                5 Years              10 Years               Inception
                        September            Ended                Ended                  To
                        30,                  September            September              September             Inception
                        1997                 30, 1997             30, 1997               30, 1997              Date
                        -------              -------              ---------              ---------             ---------



Keystone                32.52%               16.45%               10.32%                                       9/11/35
Growth and                                                                               8.94%
Income

Growth &                33.79%               N/A                  N/A                                          11/1/94
Income (1)                                                                               22.77%


--------------
(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the periods would have been lower.

         Important   information  about  Keystone  Growth  and  Income  is  also contained in management's discussion of Keystone Growth and Income's performance, attached hereto as Exhibit C. This information also appears in Keystone Growth and Income's most recent Annual Report.

Management of the Funds

         The overall management of Keystone Growth and Income and of Growth & Income is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust and Blanchard Funds, respectively.

Investment Advisers


         Keystone Investment Management Company ("Keystone") serves as investment adviser to Keystone Growth and Income. Keystone has served as investment adviser to the Keystone family of mutual funds since 1932. Keystone is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB, Evergreen Asset Management Corp. and Keystone manage the Evergreen Keystone family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding Keystone, FUNB and First Union, see "Fund Management and Expenses - Investment Adviser" in the Prospectus of Keystone Growth and Income.

         Keystone manages investments, provides various administrative services and supervises the daily business affairs of Keystone Growth and Income subject to the authority of the Evergreen Equity Trust's Board of Trustees. The Fund pays Keystone a fee for its services at the annual rate set forth below:


                                             Average Aggregate Net
                                             Asset Value of the
Management Fee                               Shares of the Fund
----------------------------                 -------------------------

0.70% of the first                          $100,000,000 plus
0.65% of the next                           $100,000,000 plus
0.60% of the next                           $100,000,000 plus
0.55% of the next                           $100,000,000 plus
0.50% of the next                           $100,000,000 plus
0.45% of the next                           $500,000,000 plus
0.40% of the next                           $500,000,000 plus
0.35% of amounts over                       $1,500,000,000.


         Virtus serves as the investment adviser for Growth & Income. As investment adviser, Virtus is responsible for managing the Fund and overseeing the investment of its assets. Virtus selects, monitors and evaluates Chase Manhattan Bank, the Portfolio's investment adviser. For its services as investment adviser, Virtus receives a fee at an annual rate of 0.70% of the Fund's average daily net assets and the Portfolio's investment adviser receives 0.40% per annum of the Fund's average daily net assets directly from the Portfolio.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrator


         Federated Administrative Services ("FAS") provides Growth & Income with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.

Portfolio Management

     The portfolio manager of Keystone Growth and Income is Judith A. Warners. Ms. Warners is currently a Vice President at Keystone and has been an equity investment professional with Keystone since 1988. Ms. Warners has managed Keystone Growth and Income since January 1995.

Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Keystone Growth and Income's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Effective on or about January 9, 1998, Keystone Growth and Income will offer three classes of shares:
Class A, Class B and Class C. Each class has separate distribution arrangements. (See "Distribution -Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganization, shareholders of Growth & Income will receive Class A shares of Keystone Growth and Income. Class A shares of Keystone Growth and Income have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares of Growth & Income. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Keystone Growth and Income shares acquired by shareholders of Growth & Income pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class A shares of Keystone Growth and Income which will be received by Growth & Income shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Keystone Growth and Income Prospectus and the Growth & Income Prospectus and in each Fund's respective Statement of Additional Information.


         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. After January 9, 1998, the Prospectus for Keystone Growth and Income will contain a description of the initial sales charges applicable to purchases of Class A shares. Holders of shares of Growth & Income who receive Class A shares of Keystone Growth and Income in the Reorganization will be able to purchase additional Class A shares of Keystone Growth and Income and of any other Evergreen fund at net asset value. No initial sales charge will be imposed.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

         Distribution-Related Expenses. Keystone Growth and Income has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Growth & Income has adopted a Rule 12b-1 plan with respect to its shares under which such shares may pay for distribution- related expenses at an annual rate of 0.25% of average daily net assets.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Keystone Growth and Income is $1,000 and the minimum investment for Growth & Income is $3,000 ($2,000 for qualified pension plans). Growth & Income has a minimum investment requirement of $200 for subsequent investments. There is no minimum for subsequent purchases of shares of Keystone Growth and Income. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Growth & Income currently permits shareholders to exchange such shares for shares of another fund in the Blanchard Group of Funds or for Investment shares of other funds managed by Virtus. Holders of shares of a class of Keystone Growth and Income generally may exchange their shares for shares of the same class of any other Evergreen fund. Growth & Income shareholders will be receiving Class A shares of Keystone Growth and Income in the Reorganization and, accordingly, with respect to shares of Keystone Growth and Income received by Growth & Income shareholders in the Reorganization, the exchange privilege is limited to the Class A shares of other Evergreen funds. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.

Dividend Policy


         Growth & Income declares dividends at least annually from its net investment income. Keystone Growth and Income distributes dividends from its net investment income quarterly. Distributions of any net realized gains of a Fund will be made at least annually. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectus of each Fund for further information concerning dividends and distributions.


         After the Reorganization, shareholders of Growth & Income who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Keystone Growth and Income reinvested in shares of Keystone Growth and Income. Shareholders of Growth & Income who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Keystone Growth and Income in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Keystone Growth and Income.

         Each of Keystone Growth and Income and Growth & Income has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. For a discussion of each Fund's investment objectives and policies, see "Comparison of Investment Objectives and Policies." There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. In addition, Keystone Growth and Income and the Portfolio may employ for hedging purposes and to enhance returns the strategy of engaging in options and futures transactions. The risks involved in these strategies are described in the "Investment Practices and Restrictions - Risk Characteristics of Options and Futures" section in Keystone Growth and Income's Prospectus.

         Investing in companies with large market capitalizations carries less risk than investing in small capitalization stocks because they may have broader product lines, markets or financial resources. However, investing in medium
capitalization   stocks  may  involve  greater  risk  than  investing  in  large capitalization stocks, since they can be subject to more abrupt or erratic movements. Such stocks tend to involve less risk than stocks of small capitalization companies.

         Both Keystone Growth and Income and the Portfolio may invest in foreign securities. The Portfolio may invest up to 20% of its assets in securities of issuers located in emerging or developing markets countries. Keystone Growth and Income may invest up to 25% of its assets in securities of issuers located in emerging or developing market countries. The Portfolio may invest in debt securities issued or guaranteed by certain supranational entities. Investment in foreign securities generally entails more risk than investment in domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities; securities markets and trading may be less regulated; and the possibility of expropriation, confiscatory taxation, nationalization, establishment of price controls, political or social instability exists. Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less stable than those of developed countries. Investing in companies in emerging markets countries may involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


         When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign securities. Thus, the value of a Fund's shares may be affected by changes in exchange rates.


         The Portfolio is a non-diversified investment company. As such, there is no limit on the percentage of assets which can be invested in the securities of a single issuer. An investment in the Portfolio, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuations in the total market value of Growth & Income's shares. Any adverse developments affecting the value of the securities held by the Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio's investments were diversified among more issuers.

                               REASONS FOR THE REORGANIZATION

         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet, which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Growth & Income by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.


     At a meeting held on September 16, 1997, the Board of Trustees of Blanchard Funds considered and approved the Reorganization as in the best interests of shareholders of Growth & Income and determined that the interests of existing shareholders of Growth & Income will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement with respect to Growth & Income.

         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise Blanchard Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of Blanchard Funds and Virtus. Blanchard Funds have received an order from the SEC which permits Virtus to continue to act as Growth & Income's investment adviser without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.

         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Keystone Growth and Income and Growth & Income. Specifically, Keystone Growth and Income and Growth & Income have substantially identical investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Growth & Income with an Evergreen fund with a greater level of assets. As of September 30, 1997, Keystone Growth and Income's net assets were approximately $330 million and Growth & Income's net assets were approximately $18 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that Growth & Income continue its existence and be separately managed by Keystone or one of its affiliates, Growth & Income would be offered through common distribution channels with the substantially similar Keystone Growth and Income. Growth & Income would also have to bear the cost of maintaining its separate existence. Signet and Keystone believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two substantially identical funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and Keystone believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Blanchard Funds met and considered the recommendation of Signet and Keystone and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Keystone Growth and Income and Growth & Income; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of Keystone; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Growth & Income in connection with the Reorganization; (x) the fact that Keystone Growth and Income will assume certain identified liabilities of Growth & Income; and (xi) the expected federal income tax consequences of the Reorganization.

         The Trustees also considered the benefits to be derived by shareholders of Growth & Income from the sale of its assets to Keystone Growth and Income. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Growth & Income.

         In addition, the Trustees considered that there are alternatives available to shareholders of Growth & Income, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Equity Trust also concluded at a meeting on September 17, 1997 that the proposed Reorganization would be in the best interests of shareholders of Keystone Growth and Income and that the interests of the shareholders of Keystone Growth and Income would not be diluted as a result of the transactions contemplated by the Reorganization.

                    THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                THAT THE SHAREHOLDERS OF GROWTH & INCOME APPROVE
               THE PROPOSED RESTRUCTURING AND THE REORGANIZATION.

The Restructuring

         Unlike other mutual funds such as Keystone Growth and Income, which directly acquire and manage their own portfolios of securities, Growth & Income currently seeks to achieve its investment objective by investing all its assets in the Portfolio which is a separate registered investment company with identical investment objectives as Growth & Income. Since the Trustees of Blanchard Funds have proposed that Growth & Income enter into the
Reorganization, it will be necessary for Growth & Income to require the Portfolio to distribute to Growth & Income a portion of the Portfolio's assets for transfer to Keystone Growth and Income in satisfaction of Growth & Income's obligations under the Plan.


     To accomplish the Restructuring, Growth and Income and the Portfolio will enter into a Withdrawal Agreement pursuant to which the Portfolio will distribute to Growth and Income on the Closing Date of the Reorganization, portfolio securities mutually acceptable to Growth & Income and the Portfolio, having an aggregate value equal to the net asset value of Growth & Income's share interest in the Portfolio as of the Closing Date. The securities so distributed to Growth and Income will conform to those permitted to be held by Keystone Growth and Income.


         The Restructuring is subject to the receipt by Blanchard Funds of an opinion of Sullivan & Worcester LLP, that the withdrawal by Growth & Income of its investment in the Portfolio will not cause Growth & Income or its shareholders to recognize any gain or loss under the Code (other than possible gain or loss under the mark-to-market provisions of the Code). At the date of this Proxy Statement/Prospectus, there are no circumstances which would result in gain or loss to Growth & Income shareholders under the mark-to-market provisions of the Code. Moreover, should the Restructuring in fact result in the recognition of any mark-to-market gain or loss by Growth & Income shareholders, the effect of the Restructuring would be merely to cause the acceleration of the date of the recognition of gain or loss which would otherwise have been recognized by shareholders at the end of Growth & Income's fiscal year.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Keystone Growth and Income will acquire all of the assets of Growth & Income in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Growth & Income will endeavor to discharge all of its known liabilities and obligations. Keystone Growth and Income will not assume any liabilities or obligations of Growth & Income other than those reflected in an unaudited statement of assets and liabilities of Growth & Income prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Keystone Growth and Income to be received by the shareholders of Growth & Income will be determined by multiplying the respective outstanding class of shares of Growth & Income by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Growth & Income by the net asset value per share of the respective class of shares of Keystone Growth and Income. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Keystone Growth and Income, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Keystone Growth and Income, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Growth & Income will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Growth & Income will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Keystone Growth and Income received by Growth & Income. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Keystone

Growth and Income's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Keystone Growth and Income due to the Fund's shareholders. All issued and outstanding shares of Growth & Income, including those represented by certificates, will be canceled. The shares of Keystone Growth and Income to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Growth & Income will be terminated. In connection with such termination, Blanchard Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Growth & Income's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Growth & Income's shareholders, the Plan may be terminated (a) by the mutual agreement of Growth & Income and Keystone Growth and Income; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Growth & Income in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Growth & Income or its shareholders. There are not any liabilities or any expected reimbursements in connection with the 12b-1 Plan of Growth & Income. As a result, no 12b-1 liabilities will be assumed by Keystone Growth and Income following the Reorganization.

         If the Reorganization is not approved by shareholders of Growth & Income, the Board of Trustees of Blanchard Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences


         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Growth & Income will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of Growth & Income solely in exchange for shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities, followed by the distribution of Keystone Growth and Income's shares by Growth & Income in dissolution and liquidation of Growth & Income, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Keystone Growth and Income and Growth & Income will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Growth & Income on the transfer of all of its assets to Keystone Growth and Income solely in exchange for Keystone Growth and Income's shares and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income or upon the distribution of Keystone Growth and Income's shares to Growth & Income's shareholders in exchange for their shares of Growth & Income;

         (3) The tax basis of the assets transferred will be the same to Keystone Growth and Income as the tax basis of such assets to Growth & Income immediately prior to the Reorganization, and the holding period of such assets in the hands of Keystone Growth and Income will include the period during which the assets were held by Growth & Income;

         (4) No gain or loss will be recognized by Keystone Growth and Income upon the receipt of the assets from Growth & Income solely in exchange for the shares of Keystone Growth and Income and the assumption by Keystone Growth and Income of certain identified liabilities of Growth & Income;

         (5)  No  gain  or  loss  will  be   recognized  by  Growth  &  Income's
shareholders upon the issuance of the shares of Keystone Growth and Income to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Growth & Income; and

         (6) The aggregate tax basis of the shares of Keystone Growth and Income, including any fractional shares, received by each of the shareholders of Growth & Income pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Growth & Income held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Keystone Growth and Income, including fractional shares, received by each such shareholder will include the period during which the shares of Growth & Income exchanged therefor were held by such shareholder (provided that the shares of Growth & Income were held as a capital asset on the date of the Reorganization).


         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Growth & Income would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Keystone Growth and Income shares he or she received. Shareholders of Growth & Income should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Keystone Growth and Income. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Growth & Income should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.


Pro-forma Capitalization


          The following table sets forth the capitalizations of Keystone Growth and Income and Growth & Income as of September 30, 1997 and the capitalization of Keystone Growth and Income on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value and the conversion of 7,630,569 Keystone Growth and Income Class B shares to Class A shares. See "Comparison of Fees and Expenses." The pro forma data reflects an exchange ratio of approximately 0.38178 Class A shares of Keystone Growth and Income issued for each share of Growth & Income.



                      Capitalization of Keystone Growth and Income,
                           Growth & Income and Keystone

                           Growth and Income (Pro Forma)


                                                                                             Keystone

                                                                                            Growth and
                                                                                            Income (After
                                                                  Growth &                  Reorgani-
                                                                  Income                    zation)
                                       Keystone                   ---------                 ------------
                                       Growth and
                                       Income

                                       --------

Net Assets

   Class A........................     N/A                        $18,116,445
                                                                                             $258,536,290
   Class B........................                                                           $89,736,493
                                       $330,156,338               N/A                        -------------

                                       ------------               ------------
   Total Net

     Assets.......................     $330,156,338               $18,116,445
                                                                                             $348,272,783

Net Asset Value Per
Share

   Class A........................     N/A                        $12.03                     $31.51
   Class B........................     $31.51                      N/A                       $31.51

Shares Outstanding

   Class A........................     N/A                        1,506,167                  8,205,599
   Class B........................                                                           2,848,103
                                       10,478,672                 N/A                        -------------

                                       ------------               ------------

   All Classes....................                                1,506,167                  11,053,702
                                       10,478,672


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information


         As of December 26, 1997 (the "Record Date"), there were 1,662,417 shares of beneficial interest of Growth & Income outstanding.

         As of November 30, 1997, the officers and Trustees of Blanchard Funds beneficially owned as a group less than 1% of the outstanding shares of Growth & Income. To Growth & Income's knowledge, the following person owned beneficially or of record more than 5% of Growth & Income's total outstanding shares as of November 30, 1997:


                                                                                          Percentage of
                                                            Percentage of                 Shares of
                                   No. of                   Shares Before                 Class After
Name and Address                   Shares                   Reorganization                Reorganization
----------------                   ------                   --------------                --------------



Stephens, Inc.                     239,825                  16.28%                        1.31%  Class A
111 Center Street

Little Rock, AR
72201-3507


                    COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of the Funds. The investment objective, policies and restrictions of Keystone Growth and Income can be found in the Prospectus of Keystone Growth and Income under the caption "Investment Objective and Policies." The investment objective, policies and restrictions of Growth & Income can be found in the Prospectus of the Fund under the captions "Fund Objective" and "Investment
Policies." Unlike the investment objective of Growth & Income, which is fundamental, the investment objective of Keystone Growth and Income is non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Keystone Growth and Income is to provide shareholders with the best possible growth of capital and long-term growth of income. Under normal circumstances, the Fund will invest principally in common stocks of generally accepted investment quality selected primarily from or similar to those found in S&P 500, usually with established records of dividend payments. However, the Fund may purchase securities that are not currently paying dividends, but show potential capital growth or future income.

         In addition, the Fund will invest in quality companies with medium market capitalizations that are smaller than those of companies typically found in the S&P 500. For this purpose, companies with medium capitalizations are generally those whose market capitalization falls within the capitalization range of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") at the time of the Fund's investment.

         In pursuing its objective, the Fund may invest up to 25% of its assets in foreign securities issued by issuers located in developed countries as well as emerging market countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined, from time to time, by the International Bank for Reconstruction and Development.

         The Fund may also invest in other types of securities, including other common stocks, debt securities convertible into common stocks or having common stock characteristics, and rights and warrants to purchase common stocks. In addition to its other investment options, the Fund may invest in limited partnerships, including master limited partnerships.

         When market conditions warrant, the Fund may invest up to 100% of its assets for temporary or defensive purposes in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.

          Growth & Income seeks to provide long-term capital appreciation and dividend income. The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio. The Portfolio has an objective identical to that of the Fund. The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. The Portfolio does not have a policy which emphasizes any particular range of market capitalization.

         The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments as well as investment grade debt securities.

         The Portfolio may also invest up to 20% of its total assets in foreign securities and 20% of its assets in convertible securities.

         Each Fund may invest in certain types of derivative instruments including options and futures.

         Keystone Growth and Income may not invest more than 5% of its assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. As a diversified portfolio under the 1940 Act, the same restrictions apply to 75% of the assets of Keystone Growth and Income. However, since the Portfolio is non-diversified for purposes of the 1940 Act, these 5% restrictions apply to 50% of the assets of the Portfolio. The remaining 50% of the assets of the Portfolio may be invested up to 25% in the securities of a single issuer. Nondiversification may increase investment risks.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Equity Trust and Blanchard Funds are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Equity Trust is organized as a Delaware business trust and Blanchard Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Keystone Growth and Income is a series of Evergreen Equity Trust and Growth & Income is a series of Blanchard Funds.


         As set forth in the Supplement to the Prospectus of Keystone Growth and Income, effective December 22, 1997, Keystone Growth and Income Fund (S-1), a Pennsylvania common law trust, was reorganized (the "Delaware Reorganization") into a corresponding series (Keystone Growth and Income) of Evergreen Equity
Trust. In connection with the Delaware Reorganization, the Fund's investment objectives were reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions. On January 9, 1998, Keystone Growth and Income will change its name to Evergreen Blue Chip Fund.


Capitalization

         The beneficial interests in Keystone Growth and Income are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Growth & Income are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Growth & Income was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.


         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen

Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

         Neither Evergreen Equity Trust on behalf of Keystone Growth and Income nor Blanchard Funds on behalf of Growth & Income is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust or Blanchard Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote of each Fund constitutes a quorum for consideration of such matter. For Keystone Growth and Income and Growth & Income, a majority of the votes cast and entitled to vote, is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Keystone Growth and Income is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Growth & Income, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of Blanchard Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of Blanchard Funds and which has a lower net asset value will purchase more shares and under the current voting provisions of Blanchard Funds, have more votes, than the same investment in a Blanchard Funds' series with a higher net asset value. Under the Declaration of Trust of Evergreen Equity Trust, voting power is related to the dollar value of a shareholder's investment rather than to the number of shares held.

Liquidation or Dissolution

         In the event of the liquidation of Keystone Growth and Income and Growth & Income, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of Blanchard Funds provides that no Trustee shall be liable for errors of judgment or mistakes of fact or law. No Trustee shall be subject to liability unless such Trustee is found to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Declaration of Trust of Blanchard Funds provides that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

                   INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction


         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of Blanchard Funds recommends that shareholders of Growth & Income approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Growth & Income, as well as the services to be provided by Virtus pursuant thereto is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.


         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management, is an indirect wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated July 12, 1995. As used herein, the Investment Advisory Agreement, as amended, for Growth & Income is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of Blanchard Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Growth & Income.

         The Trustees have authorized Blanchard Funds, on behalf of Growth & Income, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for Growth & Income is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Growth & Income's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 11, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus is responsible for managing the Fund and overseeing the investment of its assets, subject at all times to the supervision of the Board of Trustees. Virtus selects, monitors and evaluates the Fund's sub- adviser. Virtus periodically reviews the sub-adviser's performance record and will make a change, if necessary, subject to approval of the Board of Trustees and shareholders.


     FAS currently acts as administrator of Growth & Income. FAS will continue during the term of the Interim Advisory Agreement as Growth & Income's administrator for the same compensation as currently received. An affiliate of FAS currently performs transfer agency services for Growth & Income's shareholders. Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees charged by Growth & Income's current transfer agent. See "Summary - Administrator."


     Fees and Expenses. The investment advisory fees and expense limitations for Growth & Income under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary - Investment Advisers and Sub-Adviser."

         Expense Reimbursement. Virtus may, if it deems appropriate, assume expenses of the Fund or class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Fund, voluntarily declare to be effective.

         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, Blanchard Funds was required to pay or cause to be paid on behalf of the Fund, all of the Fund's expenses and the Fund's allocable share of Blanchard Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to Blanchard Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Growth & Income (as defined in the 1940 Act) or by a vote of the Trustees of Blanchard Funds on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to Blanchard Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information about Growth & Income's Investment Adviser


         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy Statement.

         For the fiscal year ended October 31, 1997 and 1996 and the period from July 12, 1995 to October 31, 1995, Virtus received from Growth & Income management fees of $115,747, $85,166 and $6,416, respectively, of which all were voluntarily waived. Virtus is currently waiving a portion of its management fee. See "Comparison of Fees and Expenses."

         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

                    THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND
                THAT THE SHAREHOLDERS OF GROWTH & INCOME APPROVE
                          THE INTERIM ADVISORY AGREEMENT

                             ADDITIONAL INFORMATION


         Keystone Growth and Income. Information concerning the operation and management of Keystone Growth and Income is incorporated herein by reference from the Prospectus dated February 28, 1997, as amended, a copy of which is enclosed, and Statement of Additional Information dated February 28, 1997, as amended. A copy of such Statement of Additional Information is available upon request and without charge by writing to Keystone Growth and Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


         Growth & Income. Information about the Fund is included in its current Prospectus dated February 28, 1997 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus and Statement of Additional Information are available upon request and without charge by writing to Growth & Income at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.

         Keystone Growth and Income and Growth & Income are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661- 2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Blanchard Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Growth & Income on or about January 7, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Restructuring, FOR the proposed Reorganization, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non- votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Restructuring and the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Blanchard Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Restructuring, FOR approval of the Plan and the Reorganization contemplated thereby and FOR approval of the Interim Advisory Agreement.


         Approval of the Restructuring and the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Keystone or Signet, their affiliates or other representatives of Growth & Income (who will not be paid for their soliciting activities). Shareholders Communications Corporation has been engaged by Growth & Income to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Restructuring and the Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Blanchard Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Restructuring and the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Keystone Growth and Income which they receive in the transaction at their then-current net asset value. Shares of Growth & Income may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Growth & Income may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Growth & Income does not hold annual shareholder meetings. If the Restructuring and the Reorganization are not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Blanchard Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Keystone Growth and Income are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Growth & Income whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                    FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Keystone Growth and Income as of August 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The financial statements and financial highlights of Growth & Income incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of Growth & Income for the year ended October 31, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


         The financial statements of the Portfolio as of and for the year ended October 31, 1997 have been incorporated by reference herein in reliance upon the report of Price Waterhouse LLP, independent accountants, given upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Keystone Growth and Income will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                              OTHER BUSINESS

         The Trustees of Blanchard Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF BLANCHARD FUNDS RECOMMEND APPROVAL OF THE RESTRUCTURING, THE PLAN AND THE INTERIM ADVISORY AGREEMENT AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RESTRUCTURING, THE PLAN AND THE INTERIM ADVISORY AGREEMENT.


January  7, 1998

                                         APPENDIX A

         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:


OFFICERS:


Name                                     Address
----                                     -------

David C. Francis, Chief                  First Union National Bank
Investment Officer                       201 South College Street

                                         Charlotte, North Carolina 28288-
                                         1195

Tanya Orr Bird, Vice                     Virtus Capital Management, Inc.
President                                707 East Main Street

                                         Suite 1300
                                         Richmond, Virginia 23219

Josie Clemons Rosson, Vice               Virtus Capital Management, Inc.
President, Assistant                     707 East Main Street
Secretary                                Suite 1300

                                         Richmond, Virginia  23219

L. Robert Cheshire, Vice                 First Union National Bank
President                                201 South College Street

                                         Charlotte, North Carolina 28288-
                                         1195
John E. Gray, Vice                       First Union National Bank
President                                201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Dillon S. Harris, Jr., Vice              First Union National Bank
President                                201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
J. Kellie Allen, Vice                    First Union National Bank
President                                201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Ethel B. Sutton, Vice                    Evergreen Asset Management Corp.
President                                2500 Westchester Avenue
                                         Purchase, New York 10577

DIRECTORS:



Name                                     Address
----                                     -------

                                         First Union National Bank
                                         201 South College
David C. Francis                         Street
                                         Charlotte, North
                                         Carolina 28288-1195
Donald A. McMullen                       First Union National Bank
                                         201
                                         South College Street
                                         Charlotte, North Carolina 28288-
                                         1195

William M. Ennis                         First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
Barbara J. Colvin                        First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-
                                         1195
William D. Munn                          First Union National Bank
                                         201 South College Street
                                         Charlotte, North Carolina 28288-1195

                                                                    EXHIBIT A

                    AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to the Keystone Growth and Income Fund (S-1) series (the "Acquiring Fund"), and Blanchard Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, with respect to its Blanchard Growth & Income Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Blanchard Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
          THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein shall require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.


                                    ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                               CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Invesetors Bank and Trust Co., as custodian for the Growth and Income Portfolio (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Blanchard Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                        ARTICLE IV

                              REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Blanchard Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected on the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at October 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since October 31, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at August 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since August 31, 1997 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Keystone Growth and Income Fund (S-1) (the "Predecessor Fund"), a Pennsylvania common law trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section 4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Blanchard Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by Blanchard Funds' President and Treasurer.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                  ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this

Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable. No shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Blanchard Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.


         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.

                                   ARTICLE VII

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Blanchard Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Blanchard Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Blanchard Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," the Interim Sub- Advisory Agreement and the Previous Sub-Advisory Agreement, as set forth under the caption "Information Regarding the Interim Sub-Advisory Agreement" and the description of voting requirements applicable to approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.


         7.3.2 The Acquiring Fund shall have received on the Closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of the Blanchard Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).


         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.


         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

                                 ARTICLE VIII

       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Blanchard Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                 ARTICLE IX

                                  EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation,

(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage;
(e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                    ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Blanchard Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                   AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                     ARTICLE XIII

              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Blanchard Funds or the Evergreen Equity Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Blanchard Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Blanchard Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Blanchard Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Blanchard Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.



                                     EVERGREEN EQUITY TRUST
                                     ON BEHALF OF KEYSTONE GROWTH AND
                                     INCOME FUND (S-1) By:

                                     Name:

                                     Title:



                                     BLANCHARD FUNDS
                                     ON BEHALF OF BLANCHARD GROWTH &
                                     INCOME FUND
                                     By:

                                     Name:

                                     Title:

                                                                  EXHIBIT B

                                 BLANCHARD FUNDS

                           INTERIM MANAGEMENT CONTRACT

         This Contract is made this 28th day of November, 1997 between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Manager"), and Blanchard Funds, a Massachusetts business trust having its principal place of business in Pittsburgh,
Pennsylvania (the "Trust").

         WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

         WHEREAS Manager is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:


         1. The Trust hereby appoints Manager as manager for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Manager accepts the appointments. Subject to the direction of the Trustees of the Trust, Manager shall provide or procure on behalf of each of the Funds all management and administrative services. In carrying out its obligations under this paragraph, the Manager shall: (i) provide or arrange for investment research and supervision of the investments of the Funds; (ii) select and evaluate the performance of each Fund's Portfolio Sub-Adviser; (iii) select and evaluate the performance of the Administrator; and (iv) conduct or arrange for a continuous program of appropriate sale or other disposition and reinvestment of each Fund's assets.


         2. Manager, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

         3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for management services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

         4. Each of the Funds shall pay to Manager, for all services rendered to each Fund by Manager hereunder, the fees set forth in the exhibits attached hereto.

         5. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which Shares of the Fund are offered for sale Manager shall reduce its management fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its management fee for such fiscal year. The amount of any such reduction is to be borne by the Manager and shall be deducted from the monthly management fee otherwise payable to the Manager during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         6. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

         7. The Manager may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Manger may, by notice to the Fund, voluntarily declare to be effective.

         8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of November 26, 1997 with respect to each Fund or for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Manager shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of the Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

         9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Manager.

         10. This Contract may not be assigned by Manager and shall automatically terminate in the event of any assignment. Manager may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

         11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Manager, Manager shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         12. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         13. The Manager acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Manager agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Manager to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Manager of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

         14. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, or any of the officers, employees, agents or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is also hereby given that the obligations pursuant to this instrument of a particular Fund and of the Trust with respect to that particular Fund shall be limited solely to the assets of that particular Fund.

         15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                    EXHIBIT A
                                     to the
                               Management Contract

                            Blanchard Global Growth Fund
                           Blanchard Flexible Income Fund

                      Blanchard Short-Term  Flexible Income Fund

                      Blanchard Flexible Tax-Free Bond Fund
                            Blanchard Growth & Income Fund

         For all services rendered by Manager hereunder, the above-named Funds of the Trust shall pay to Manager and Manager agrees to accept as full compensation for all services rendered hereunder, an annual management fee equal to the following percentage ("the applicable percentage") of the average daily net assets of each Fund


Name of Fund                                 Percentage of Net Assets
Blanchard Global Growth Fund                 1% of the first $150 million
                                             of average  daily net
                                             assets,  .875% of the
                                             Fund's  average daily
                                             net  assets in excess
                                             of $150  million  but
                                             not  exceeding   $300
                                             million  and  .75% of
                                             the  Fund's   average
                                             daily  net  assets in
                                             excess     of    $300
                                             million.
Blanchard Flexible Income Fund               .75%
Blanchard Growth & Income Fund               1.10% of the Fund's average
                                             daily net assets, .40% of
                                             which, which would otherwise
                                             be received by Manager and
                                             paid to the Chase Manhattan
                                             Bank, N.A. ("Chase") for
                                             portfolio advisory services,
                                             shall be paid to Chase
                                             directly by the Fund under a
                                             separate investment advisory
                                             agreement between Chase and
                                             the Fund.

Blanchard Short-Term                         .75%
Flexible Income Fund
Blanchard Flexible Tax-Free                  .75%
Bond Fund



         The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Manager daily except for the Blanchard Growth & Income Fund which shall be paid to Manager monthly.


         Witness the execution hereof this 28th day of November, 1997.



Attest:                                  Virtus Capital Management, Inc.


________________________                 By: ___________________________
         Secretary                                Executive Vice President



Attest:                                  Blanchard Funds


________________________                 By: ____________________________
         Assistant Secretary                               Vice President

                                    EXHIBIT B
                                     to the
                               Management Contract

                          BLANCHARD GROWTH & INCOME FUND

         The Trust shall pay to Manager, on behalf of the Fund, monthly compensation at the annual rate of 1.10% of the Fund's average daily net assets,
 .40% of which, which would otherwise be received by Manager and paid to The Chase Manhattan Bank, N.A.("Chase") for portfolio advisory services, shall be paid to Chase directly by the Growth & Income Portfolio, under a separate investment advisory agreement between Chase and the Growth & Income Portfolio.

         The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of each Fund.

         Witness the due execution hereof this 28th day of November, 1997.



Attest:                                    Virtus Capital Management, Inc.



_____________________________              By:___________________________
     Assistant Secretary                      Senior Vice President



Attest:                                    Blanchard Funds



_____________________________              By:___________________________
    Assistant Secretary                       Vice President

                                                                 EXHIBIT C


PAGE 3

                               A Discussion With
                               Your Fund Manager

                   [Photo of Judith A. Warners appears here]

   JUDITH A. WARNERS IS PORTFOLIO MANAGER OF KEYSTONE GROWTH AND INCOME FUND (S-1). A MEMBER OF THE SECURITY ANALYSTS SOCIETY, MS. WARNERS HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. SHE HOLDS A BA FROM CURRY COLLEGE AND AN MBA FROM BABSON COLLEGE. SHE IS A MEMBER OF THE KEYSTONE GROWTH AND INCOME TEAM.

Q WHAT WAS THE ENVIRONMENT LIKE DURING THE YEAR THAT ENDED ON AUGUST 31?

A Basically, it was an environment that favored large cap stocks. In fact, while the overall market indices recorded very substantial increases over the 12 months, much of that was due to the performance of the largest 50 stocks. We started the fiscal year with a very supportive environment of strong economic growth and rising corporate profits. Early in 1997, however, investors became concerned that the growth might become too strong, and that inflation could return. The fear was that this could cause an increase in interest rates, which eventually would cut into corporate profits. The Federal Reserve Board did raise short-term rates once in late March. The anticipation and reaction to this one-time tightening of the money supply caused a sharp correction in March and early April. However, as evidence grew at the end of the first quarter that growth was slowing down and inflation did not appear to be a problem, the stock market took off again, with a very strong rally from mid-April through July. In fact, the Standard & Poors 500 Index rose 7% in July 1997 alone. Things started cooling a little bit in August, as some blue chip companies, most notably Gillette Co. and Coca-Cola Co., warned of earnings that will be disappointing to Wall Street. However, if you look at the period from August 31, 1996 through August 31, 1997, you would have to say generally that large capitalization, industry-leading companies with national and international franchises were the big winners in stock performance.

Q HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A We concentrated, and even increased our holdings, in the high quality, growth companies that have consistently been the core of our portfolio. If you look at our major investments, you will see names like General Electric Co., Microsoft Corp., IBM Corp., and Bristol-Myers Squibb Co. These are quality companies, with histories of demonstrable earnings growth, strong managements, and visible name brands. These blue chip companies consistently have made up 65% or more of the portfolio, and they have been an excellent investment over the past two years. This summer, we have increased somewhat our holdings in mid-cap companies that also have histories of earnings growth, strong managements,

PAGE 4
KEYSTONE GROWTH AND INCOME FUND (S-1)

TOP 10 STOCK HOLDINGS

AUGUST 31, 1997

                                                      % OF
COMPANY                                            NET ASSETS
General Electric Co.                                   3.3%
Microsoft Corp.                                        2.1%
International Business Machines Corp.                  2.1%
Bristol-Myers Squibb Co.                               2.0%
Merck & Co., Inc.                                      1.8%
SLM Holding Corp.                                      1.7%
American Home Products Corp.                           1.7%
Exxon Corp.                                            1.7%
Procter & Gamble Co.                                   1.6%
Intel Corp.                                            1.5%

and leadership positions in their industries. We have added to our positions in companies such as HBO & Co.; Kohl's Corp., a mid-western retailer; and Falcon Drilling, a company involved in offshore energy exploration. We believe that as the market broadens out and investors start looking for more growth niche stocks, these companies have the potential to do very well. In fact, we have started to see some evidence of a possible broadening out of market leadership in late summer. These mid-cap stocks, however, are not expected to account for more than 20-to-25% of the portfolio. The fund has been and will remain a blue chip-oriented fund.

Q IN THE LAST REPORT, YOU DISCUSSED AN EMPHASIS ON INTEREST-RATE SENSITIVE STOCKS, SUCH AS BANKS AND REAL ESTATE INVESTMENT TRUSTS. DO YOU STILL EMPHASIZE THIS AREA?

A We remain heavily weighted in interest-rate sensitive stocks. While we continue to have a heavy emphasis in real estate investment trusts, or REITs, we have cut back there a little bit primarily because that area was such a strong performer in 1996 and early 1997 that we decided to take some profits. We probably have increased our overall emphasis in the finance sector, including banks, insurance and security industries. However, we have taken some profits from the very big bank stocks, and redeployed into some mid-cap banking stocks. This is an area in the market that is benefiting from industry consolidation. Among the names we have added are First Commerce Corp., First American Corp., and Mellon Bank Corp. As long as the economy is moving along well and interest rates and inflation are stable, the finance sector is a good place to be.

Q IN WHAT OTHER AREAS DO YOU HAVE AN EMPHASIS?

A We have remained committed to the general pharmaceutical area, consistent with that industry's weighting in the S&P 500. In the drug area, we tend to own top-line growth companies with a consistent flow of new products to keep revenues growing. We hold positions in companies such as Bristol-Myers Squibb Co., Merck & Co., Inc., and American Home Products Corp. We are overweighted in telecommunications, which we believe has tremendous market opportunities. We own more integrated companies, such as Worldcom Inc., a leading Internet access provider company; equipment companies such as Northern Telecom Ltd.; and Cisco Systems, Inc., a systems router for telecommunications carriers. Other telecommunications-related holdings include Motorola Inc., GTE Corp, Loral Space and Communications, Ltd., and Iridium World Communications. The last two companies are involved in satellite communications.

TOP 5 INDUSTRIES

AUGUST 31, 1997

                                                      % OF
INDUSTRY                                           NET ASSETS
Healthcare Products & Services                        10.8%
Finance & Insurance                                   10.8%
Banks                                                  8.3%
Oil                                                    6.6%
Telecommunications Services & Equipment                6.4%

Q WHAT IS YOUR OUTLOOK?

A We continue to feel we are in a growth environment, with interest rates trending downward and inflation still under control. We are watching closely for signs of any pickup in inflation, but up until now productivity enhancements have offset any potential inflationary pressures. In this environment, we remain flexible, with a major commitment to the large cap stocks that have been market leaders, but with an eye to see if market movement toward mid-cap stocks becomes a sustained trend.

                             [Graphic appears here]

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE GROWTH AND INCOME FUND (S-1)

                            Growth of an Investment

[Graph appears below with the following information:]

Growth of an investment in
Keystone Growth and Income Fund (S-1)
(In Thousands)  August 31, 1987 through August 31, 1997

          Initial Investment       Dividend Reinvestment

8/87           $10,000.00               $10,000.00
8/88           $ 6,952.00               $ 7,545.00
8/89           $ 9,119.00               $10,185.00
8/90           $ 8,432.00               $ 9,721.00
8/91           $ 9,225.00               $12,133.00
8/92           $ 8,509.00               $12,179.00
8/93           $ 9,335.00               $13,922.00
8/94           $ 8,524.00               $13,822.00
8/95           $ 8,439.00               $14,739.00
8/96           $ 9,199.00               $18,463.00
8/97           $10,940.00               $24,879.00

A $10,000 investment in Keystone Growth and Income Fund (S-1) made on August 31, 1987 with all distributions reinvested was worth $24,879 on August 31, 1997. Past performance is no guarantee of future results.

[Line Graph appears below with the following information:]

Comparison of change in value of a $10,000 investment in Keystone Growth and Income Fund (S-1), the Standard & Poor's 500 Index, and the Consumer Price Index (In Thousands) August 31, 1987 through August 31, 1997.


             Fund           CPI           S&P 500

8/87      $10,000.00     $10,000.00     $10,000.00
8/88      $ 7,545.00     $10,402.00     $ 8,218.00
8/89      $10,185.00     $10,891.00     $11,262.00
8/90      $ 9,721.00     $11,502.00     $10,237.00
8/91      $12,133.00     $11,939.00     $12,985.00
8/92      $12,179.00     $12,315.00     $14,013.00
8/93      $13,922.00     $12,655.00     $16,140.00
8/94      $13,822.00     $13,021.00     $17,019.00
8/95      $15,739.00     $13,363.00     $20,663.00
8/96      $18,463.00     $13,747.00     $24,531.00
8/97      $24,879.00     $14,052.00     $34,496.00


Past performance is no guarantee of future results. The Standard & Poor's 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through August 31, 1997.

  The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the lines marked "w/o sales charge."

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

HISTORICAL RECORD
CUMULATIVE TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                            104.28%
10 years                                           148.79%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                             15.36%
10 years                                             9.54%

                       STATEMENT OF ADDITIONAL INFORMATION

                             Acquisition of the Assets of

                            BLANCHARD GROWTH & INCOME FUND

                                   a Series of

                                 BLANCHARD FUNDS
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (800) 829-3863

                        By and In Exchange For Shares of

                      KESYTONE GROWTH AND INCOME FUND (S-1)
                                   a Series of
                              EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Blanchard Growth & Income Fund ("Growth & Income"), a series of Blanchard Funds, to Keystone Growth and Income Fund (S-1) ("Keystone Growth and Income"), in exchange for Class A shares of beneficial interest, $.001 par value per share, of Keystone Growth and Income, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Keystone Growth and Income dated February 28, 1997, as amended;

         (2) The Statement of Additional Information of Growth & Income dated February 28, 1997;

         (3) Annual Report of Growth & Income for the year ended October 31, 1997; and

         (4) Annual Report of Keystone Growth and Income for the period ended August 31, 1997;

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Keystone Growth and Income and Growth & Income dated January 6, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Keystone Growth and Income or Growth & Income at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 6,
1998.





                       STATEMENT OF ADDITIONAL INFORMATION

                      KEYSTONE GROWTH AND INCOME FUND (S-1)

                                DECEMBER 10, 1996
                        AS SUPPLEMENTED DECEMBER 11, 1996



         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Growth and Income Fund (S-1) (the "Fund") dated December 10, 1996, as supplemented. A copy of the prospectus may be obtained from The Fund's principal underwriter, Evergreen Keystone Distributor, Inc., located at 230 Park Avenue, New York, New York 10169, or your broker-dealer.



                                TABLE OF CONTENTS


                                                                      Page

Investment Objective and Policies......................................2
Investment Restrictions................................................2
Valuation of Securities................................................4
Distributions and Taxes................................................4
Sales Charges..........................................................5
Distribution Plan......................................................7
The Trust Agreement....................................................8
Investment Adviser....................................................10
Trustees and Officers.................................................11
Principal Underwriter.................................................15
Sub-Administrator.....................................................15
Brokerage.............................................................16
Expenses..............................................................17
Standardized Total Return
   and Yield Quotations...............................................19
Additional Information................................................19
Financial Statements..................................................20
Appendix.............................................................A-1


                                                       18235
                                                         1

                        INVESTMENT OBJECTIVE AND POLICIES


         The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund's investment objective is to provide shareholders with the best possible growth of capital and long-term growth of income by investing its assets as fully as practicable.

         Keystone Investment Management Company ("Keystone") is the Fund's investment adviser. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Distributor") is the Fund's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.



                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without a vote of the majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

         The Fund may not do any of the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities;

         (2) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (3) borrow money, except that the Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost); or (b) enter into reverse repurchase agreements (bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of the Fund's net assets);

         (4) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the

                                                       18235
                                                         2
disposition of restricted securities the Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 (the "1933 Act");

         (5) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and will not purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (6) invest for the primary purpose of exercising control over or management of any issuer;

         (7) make margin purchases or short sales of securities;

         (8) make loans, except that the Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Fund's investment objective and policies;

         (9) invest more than 25% of its total assets in the securities of issuers in any single industry, other than securities issued by banks and savings and loan associations or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

         (10) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

         The Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the third investment restriction enumerated above before it makes any additional investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund intends to follow policies of the Securities and Exchange Commission ("SEC") as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of its net assets.

         Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone, or any affiliate thereof or any of its Directors, officers, or employees.

                                                       18235
                                                         3

                             VALUATION OF SECURITIES

         Current value for the Fund's portfolio securities is determined in the following manner:

         (1) securities traded on an established exchange are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of the valuation;

         (2) securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (4) short-term investments maturing in more than sixty days are valued at current market value;

         (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (6) the Board of Trustees values the following securities at prices it deems in good faith to be fair: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities if, in the Board's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.



                             DISTRIBUTIONS AND TAXES


         The Fund distributes to its shareholders dividends from net investment income and net realized capital gains, if any, annually in shares or, at the option of the shareholder, in cash. (Distributions of ordinary income may be eligible in whole or in part for the corporate 70% dividends received deduction.) Shareholders who have not opted, prior to the record date for any distribution, to receive cash will have the number of distributed shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the ex-dividend date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks, as appropriate, will be mailed to shareholders by the 15th of the appropriate month. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long-term capital loss on such

                                                       18235
                                                         4
shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.



                                  SALES CHARGES


         The Fund may charge a contingent deferred sales charge (a "CDSC") when you redeem certain of its shares within four calendar years after the month in which you purchase the shares. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or EKIS, its predecessor.

CALCULATING THE CDSC

         The CDSC is a declining percentage of the lesser of (1) the net asset value of the shares you redeemed, or (2) the total cost of such shares. The CDSC is calculated according to the following schedule:

         1.       4% of amounts redeemed during the calendar year of purchase;

         2. 3% of amounts redeemed during the calendar year after the year of purchase;

         3. 2% of amounts redeemed during the second calendar year after the year of purchase; and

         4. 1% of amounts redeemed during the third calendar year after the year of purchase.

         The Fund does not charge a CDSC on shares redeemed after the third calendar year after the year of purchase. Also, in determining whether a CDSC is payable and, if so, the percentage charge applicable, the Fund will first redeem shares not subject to a CDSC and will then redeem shares you have held the longest.





                                                       18235
                                                         5

CDSC WAIVERS

         REDEMPTIONS. The Fund does not impose a CDSC when the amount you are redeeming represents:

         1. an increase in the value of the shares redeemed (the value of your account with respect to shares purchased prior to January 1, 1997) above the total cost of such shares due to increases in the net asset value per share of the Fund;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares you have held for all or part of more than four consecutive calendar years;

         4. shares that are held in the accounts of a shareholder who has died or become disabled;

         5. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         6. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         7. shares in an account that the Fund has closed because the account has an aggregate net asset value of less than $1,000;

         8. automatic withdrawals under a Systematic Income Plan of up to 1% per month of your initial account balance;

         9. withdrawals consisting of loan proceeds to a retirement plan participant;

         10. financial hardship withdrawals made by a retirement plan participant;

         11. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         12. shares purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any other Fund in the Keystone Fund Family, Keystone Precious Metals Holdings, Inc., Keystone International Fund Inc., Keystone Tax Free Fund, Keystone Liquid Trust and/or any Keystone America Fund, is at least $500,000 and any commission paid by the Fund and such other fund at the time of such purchase is not more than 1% of the amount invested.

         EXCHANGES. The Fund does not charge a CDSC on exchanges of shares between funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. If you do exchange shares of one such fund for shares of another such fund, the Fund will deem the calendar year of the exchange, for purposes of any future CDSC, to be the year the shares tendered for exchange were originally purchased.

         SALES. The Fund may sell shares at the public offering price, which is equal to net asset value, without the imposition of a CDSC to:

                                                       18235
                                                         6

         1. any Director, Trustee, officer, full-time employee or sales representative of the Fund, Keystone, Keystone Investments, the Principal Underwriter or their affiliates, who has held such position for at least ninety days; and

         2. the pension and profit-sharing plans established by such companies and their affiliates, for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives.

         However, we will only sell shares to these parties upon the purchaser's written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund.



                                DISTRIBUTION PLAN


         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear the expenses of distributing their shares if they comply with various conditions, including the adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The National Association of Securities Dealers, Inc. ("NASD") limits such annual expenditures to 1%, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any CDSC paid by shareholders to the Principal Underwriter or its predecessor).

         Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) (1) as commissions for Fund shares sold, (2) as shareholder service fees in respect of shares maintained by the recipients and outstanding on the Fund's books for specific periods and (3) as interest. Amounts paid or accrued to the Principal Underwriter in the aggregate may not exceed the limitation referred to above. The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4% of the price paid for each Fund share sold as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay or accrue commissions and service fees to dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to reimburse the Principal Underwriter for advances made by the Principal Underwriter in excess of the Distribution Plan limitation, the Principal Underwriter intends to seek full payment of such amounts from the Fund (together with interest at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. If the Trustees who are not interested persons (as defined

                                                       18235
                                                         7
in the 1940 Act) of the Fund (the "Independent Trustees") authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Fund's Independent Trustees quarterly. The Fund's Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund.

         Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

         While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefited the Fund.



                               THE TRUST AGREEMENT


TRUST AGREEMENT

         The Fund is a Pennsylvania common law trust established under a Trust Agreement, as restated and amended (the "Trust Agreement"). The Trust Agreement restructured the Fund so that its operation would be substantially similar to that of most other mutual funds. The Trust Agreement provides for a Board of Trustees and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management and administrative services. A copy of the Trust Agreement is on file as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Trust Agreement.

DESCRIPTION OF SHARES

         The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares.

                                                       18235
                                                         8

Shareholders  shall  have  no  preemptive  or  conversion  rights.   Shares  are
transferable. The Fund currently intends to issue only one class of shares.

SHAREHOLDER LIABILITY

         Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust could possibly be held personally liable for the obligations of the trust. The possibility of Fund shareholders incurring financial loss under such circumstances appears to be remote, however, because the Trust Agreement (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Trust Agreement, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Trust Agreement that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After a meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by a two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Trust Agreement provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees, or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Trust Agreement shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

                                                       18235
                                                         9

                               INVESTMENT ADVISER


         Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments. Keystone Investments provides accounting, bookkeeping, legal, personnel, and general corporate services to Keystone, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, the Fund's investment adviser, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to
Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then assumed the name "Keystone Investments, Inc." and succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which, prior to the Acquisition, acted as the Fund's investment manager, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management.

         Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets; and pays all expenses of Keystone incurred in connection with the provision of its services.

         All charges and expenses, other than those specifically referred to as being borne by Keystone, will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; charges and expenses

                                                       18235
                                                        10
of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate set forth below:


Annual                                                    Aggregate Net Asset
Management                                                Value of the Shares
FEE                                                               OF THE FUND
---------------------                                      --------------------
0.70% of the first                                       $  100,000,000, plus
0.65% of the next                                        $  100,000,000, plus
0.60% the next                                           $  100,000,000, plus
0.55% of the next                                        $  100,000,000, plus
0.50% of the next                                        $  100,000,000, plus
0.45% of the next                                        $  500,000,000, plus
0.40% of the next                                        $  500,000,000, plus
0.35% of amounts over                                    $1,500,000,000;

Keystone's fee is computed as of the close of business each business day and payable daily.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.



                              TRUSTEES AND OFFICERS


         The Trustees and officers of the Fund, their addresses, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:                   Trustee of the Fund; Trustee  or Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Professor,  Finance Department,
                                    George Washington University;  President,  Amling  &  Company (investment  advice);
                                    and former Member, Board  of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:                 Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Trustee of all the Evergreen funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of Centrum Equities and
                                    Centrum Properties, Inc.

CHARLES A. AUSTIN III:              Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Investment Counselor to Appleton
                                    Partners, Inc.; and former Managing Director, Seaward Management
                                    Corporation (investment advice).

FOSTER BAM:                         Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Trustee of all the Evergreen funds other than Evergreen Investment Trust; Partner in the law firm of
                                    Cummings & Lockwood; Director, Symmetrix, Inc. (sulphur company)
                                    and Pet Practice, Inc. (veterinary services); and former Director,
                                    Chartwell Group Ltd. (Manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and
                                    Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:                 Chairman of the Board and Trustee of the Fund; Chairman of the Board
                                    and Trustee or Director of all other funds in the Keystone Investments
                                    Families of Funds; Chairman of the Board and Trustee of Anatolia
                                    College; Trustee of University Hospital (and Chairman of its Investment
                                    Committee); former Director and Chairman of the Board of Hartwell
                                    Keystone; and former Chairman of the Board, Director and Chief
                                    Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:                  Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Principal, Padanaram Associates,
                                    Inc.; and former Executive Director, Coalition of Essential Schools,
                                    Brown University.

CHARLES F. CHAPIN:                  Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; and former Director, Peoples Bank
                                    (Charlotte, NC).

K. DUN GIFFORD:                     Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Trustee, Treasurer and Chairman
                                    of the Finance Committee, Cambridge College; Chairman Emeritus and
                                    Director, American Institute of Food and Wine;  Chairman and
                                    President, Oldways Preservation and Exchange Trust (education);
                                    former Chairman of the Board, Director, and Executive Vice President,
                                    The London Harness Company; former Managing Partner, Roscommon
                                    Capital Corp.; former Chief Executive Officer, Gifford Gifts of Fine
                                    Foods; former Chairman, Gifford, Drescher & Associates (environmental consulting); and former Director, Keystone Investments and Keystone.

JAMES S. HOWELL:                    Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Chairman and Trustee of the
                                    Evergreen funds; former Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc. (food manufacturing).


                                                       18235
                                                        12




LEROY KEITH, JR.:                   Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Chairman of the Board and Chief
                                    Executive Officer, Carson Products Company; Director of Phoenix Total
                                    Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix
                                    Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and
                                    former President, Morehouse College.

F. RAY KEYSER, JR.:                 Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Chairman and Of Counsel,
                                    Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Eco
                                    nomic Advisers; Chairman of the Board and Director, Central Vermont
                                    Public Service Corporation and Lahey Hitchcock Clinic; Director,
                                    Vermont Yankee Nuclear Power Corporation, Grand Trunk Corporation,
                                    Grand Trunk Western Railroad, Union Mutual Fire Insurance
                                    Company, New England Guaranty Insurance Company, Inc., and the
                                    Investment Company Institute; former Director and President,
                                    Associated Industries of Vermont; former Director of Keystone, Central
                                    Vermont Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and
                                    former Director and Chairman of the Board, Proctor Bank and Green
                                    Mountain Bank.

GERALD M. MCDONELL:                 Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds;
                                    and Sales Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:                  Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds;
                                    former Vice President and Director of Rexham Corporation; and former
                                    Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:               Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds;
                                    and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:                Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Vice Chair and former Executive
                                    Vice President, DHR International, Inc. (executive recruitment); former
                                    Senior Vice President, Boyden International Inc. (executive recruit ment); and Director, Commerce and Industry Association of New Jersey,
                                    411 International, Inc., and J&M Cumming Paper Co.

RUSSELL A.
SALTON, III MD:                     Trustee of the Fund; Trustee or Director of all other
                                    funds in the Keystone Investments Families of Funds; Trustee of
                                    the Evergreen funds; Medical Director,  U.S.  Health  Care/Aetna
                                    Health Services; and former Managed Health Care  Consultant;
                                    former President, Primary Physician Care.

MICHAEL S. SCOFIELD:                Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Trustee of the Evergreen funds;
                                    and Attorney, Law Offices of Michael S. Scofield.


                                                       18235
                                                        13




RICHARD J. SHIMA:                   Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Chairman, Environmental
                                    Warranty, Inc. (Insurance agency); Executive Consultant, Drake Beam
                                    Morin, Inc. (executive outplacement); Director of Connecticut Natural
                                    Gas Corporation, Hartford Hospital, Old State House Association,
                                    Middlesex Mutual Assurance Company, and Enhance Financial
                                    Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center;
                                    Trustee, Greater Hartford YMCA; former Director, Vice Chairman and
                                    Chief Investment Officer, The Travelers Corporation; former Trustee,
                                    Kingswood-Oxford School; and former Managing Director and
                                    Consultant, Russell Miller, Inc.

*ANDREW J. SIMONS:                  Trustee of the Fund; Trustee or Director of all other funds in the Key stone Investments Families of Funds; Partner, Farrell, Fritz,
                                    Caemmerer, Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of
                                    Law and former Associate Dean, St. John's University School of Law;
                                    Adjunct Professor of Law, Touro College School of Law; and former
                                    President, Nassau County Bar Association.

JOHN J. PILEGGI:                    President and Treasurer of the  Fund;  President  and Treasurer of all other funds in the Keystone  Investments  Families  of Funds;  President  and
                                    Treasurer  of the Evergreen funds;  Senior Managing  Director,  Furman
                                    Selz  LLC since   1992;  Managing Director from 1984 to 1992; 230 Park Avenue,
                                    Suite 910, New York, NY.

GEORGE O. MARTINEZ:                 Secretary of the Fund; Secretary of all other funds in the Keystone
                                    Investments Families of Funds; Senior Vice President and Director of
                                    Administration and Regulatory Services, BISYS Fund Services; 3435
                                    Stelzer Road, Columbus, Ohio.


* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

         After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Fund will be officers and/or employees of BISYS.

         During the fiscal year ended August 31, 1996, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes over 30 mutual funds) for the calendar year ended December 31, 1995, totaled approximately $450,716. On November 30, 1996, the Fund's Trustees and officers beneficially owned less than 1% of the Fund's then outstanding shares.

         Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

                                                       18235
                                                        14

                              PRINCIPAL UNDERWRITER


         The Fund has entered into a Principal Underwriting Agreement (the "Underwriting Agreement") with EKD. EKD, a wholly-owned subsidiary of Furman Selz, which is not affiliated with First Union, is now the Principal Underwriter. EKD replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions. EKD is located at 230 Park Avenue, New York, New York 10169.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, the Principal Underwriter or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.



                                SUB-ADMINISTRATOR


         Furman Selz provides officers and certain administrative services to the Fund pursuant to a subadministration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund.
Furman Selz is located at 230 Park Avenue, New York, New York 10169.


                                                       18235
                                                        15

         It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.



                                    BROKERAGE

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.       overall direct net economic result to the Fund;

         2.       the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5.       the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research and other statistical and factual information from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement. Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither   the  Fund  nor   Keystone   intends  on  placing   securities
transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.



                                                       18235
                                                        16

BROKERAGE COMMISSIONS

         The Fund expects to purchase and sell its securities and temporary instruments through principal transactions. Bonds and money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. In general, the Fund will not pay brokerage commissions for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.



                                    EXPENSES


INVESTMENT ADVISORY FEES

         For each of the Fund's last fiscal year, the table below lists the total dollar amounts paid by (1) the Fund to Keystone Management, Inc. ("Keystone Management"), the Fund's former investment manager, for services rendered under the Management Agreement and (2) by Keystone Management to Keystone for services rendered under the Advisory Agreement. For more information, see "Investment Adviser."


                                                       18235
                                                        17

                                            Percent of Fund's
                     Fee Paid to Keystone   Average Net Assets    Fee Paid to
                     Management under       Represented by        Keystone under
                     the Management         Keystone              the Advisory
Fiscal Year Ended    Agreement              Management's Fee      Agreement
August 31,
-------------------  ---------------------- --------------------  ------------
1996                 $1,492,757             O.67%                 $1,268,843
1995                 $1,318,897             0.68%                 $1,121,062
1994                 $1,453,310             0.67%                 $1,235,313


DISTRIBUTION PLAN EXPENSES

         For the fiscal year ended August 31, 1996, the Fund paid $1,738,556 to EKIS under its Distribution Plan. For more information, see "Distribution Plan."


UNDERWRITING COMMISSIONS

         For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKIS. For more information, see "Principal Underwriter" and "Sales Charges."


                                                  Aggregate Dollar Amount of
                                                  Underwriting Commissions
Fiscal Year Ended    Aggregate Dollar Amount of   Retained by the Principal
August 31,           Underwriting Commissions     Underwriter
-------------------- ---------------------------- ---------------------------
1996                 $1,415,505                   $334,606
1995                 $1,083,702                   $629,377
1994                 $1,865,658                   $1,215,476


BROKERAGE COMMISSIONS

         Listed below are the aggregate dollar amounts paid by the Fund in brokerage commissions for each of the last three fiscal years. For more information, see "Brokerage."


                                                       18235
                                                        18

For the Fiscal Year               Aggregate Dollar Amount of
Ended August 31,                  Brokerage Commissions Paid
----------------------------      -----------------------------------------
1996                              $684,496
1995                              $621,829
1994                              $345,941



                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS


         Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five, and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five, or ten year periods.

         The cumulative total returns of the Fund for the one, five, and ten year periods ended August 31, 1996 were 14.31% (including CDSC), 52.17%, and 148.86%, respectively. The compounded average annual rates of return for the one, five, and ten year periods ended August 31, 1996 were 14.31% (including
CDSC), 8.76%, and 9.55%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund does not presently intend to advertise current yield.



                             ADDITIONAL INFORMATION


         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund (the "Custodian"). The Custodian may hold securities of some foreign issuers outside the U.S. The Custodian performs no investment management functions for the Fund, but in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Fund's independent auditors.

         Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone, and acts as transfer agent and dividend disbursing agent for the Fund.


                                                       18235
                                                        19

         To the best of the Fund's knowledge, there were no shareholders who owned 5% or more of the Fund's outstanding shares on November 30, 1996.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.



                              FINANCIAL STATEMENTS


         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the Commission:

         Schedule of Investments as of August 31, 1996;

         Financial Highlights for each of the years in the ten-year period ended August 31, 1996;

         Statement of Assets and Liabilities as of August 31, 1996;

         Statement of Operations for the year ended August 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated September 27, 1996.

         A copy of the Fund's Annual report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

                                                       18235
                                                        20

                                    APPENDIX



                       COMMON AND PREFERRED STOCK RATINGS


S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, Standard & Poor's Corporation ("S&P") believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a consid-erable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on pershare earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these, scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

A+       Highest           B+       Average           C       Lowest
A        High              B        Below Average     D       In Reorganization
A-       Above Average     B-       Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

MOODY'S COMMON STOCK RANKINGS

         Moody's Investors Service ("Moody's") presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.


                                                       18235

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently, and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings, and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

         (1)      High Grade
         (2)      Investment Grade
         (3)      Medium Grade
         (4)      Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. AAA: An issue that is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. AA: An issue that is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         3. A: An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "AAA" and "AA" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. BAA: An issue that is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. BA: An issue that is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. B: An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. CAA: An issue that is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. CA: An issue that is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                                                       18235

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                                       18235

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. AAA - Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments *I903*are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. AA - Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

         3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. BAA - Bonds that are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. BA - Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

         6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.





                                                       18235

                              LIMITED PARTNERSHIPS

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development and other projects.

         For an organization classified as a partnership under the Internal Revenue Code, each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission and are freely exchanged on a securities exchange or in the over-the-counter market.


                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper are limited to those rated A-1 by S&P, PRIME-1 by Moody's or F-1 by Fitch Investors Service, Inc. These ratings and other money market instruments are described as follows:

COMMERCIAL PAPER RATINGS

         Commercial  paper rated A-1 by S&P has the  following  characteristics:
Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its

                                                       18235
debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States ("U.S.") Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. Government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and of U.S. branches of foreign banks, each of which have total deposits at the time of purchase in excess of $1 billion as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S.banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

                                                       18235

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Athough maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.


                              OPTIONS TRANSACTIONS

         The Fund is authorized to write (i.e., sell) covered call options and to purchase call options to close out covered call options previously written. A call option obligates a writer to sell, and gives a purchaser the right to buy, the underlying security at the stated exercise price at any time until the stated expiration date.

         The Fund will only write call options which are covered, which means that the Fund will own the underlying security (or other securities, such as convertible securities, which are acceptable for escrow) when it writes the call option and until the Fund's obligation to sell the underlying security is extinguished by exercise or expiration of the call option or the purchase of a call option covering the same underlying security and having the same exercise price and expiration date. The Fund will receive a premium for writing a call option, but will give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Fund will retain the risk of loss from a decrease in the price of the underlying security. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options which the Fund will not do) but capable of enhancing the Fund's total return.

         The premium received by the Fund for writing a covered call option will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time as of which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange), or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction or delivery of the underlying security upon exercise of the option.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation, a clearing corporation which assumes responsibility for the completion of options transactions.

         The Fund will purchase call options only to close out a covered call option it has written. When it appears that a covered call option written by the Fund is likely to be exercised, the Fund may consider it appropriate to avoid having to sell the underlying security. Or, the Fund may wish to extinguish a covered call option which it has written in order to be free to sell the underlying security to realize a profit on the previously written call option or to write another covered call option on the underlying security. In all such instances, the Fund can close out the previously written call option by purchasing

                                                       18235
a call option on the same underlying security with the same exercise price and expiration date. (The Fund may, under certain circumstances, also be able to transfer a previously written call option.) The Fund will realize a short-term capital gain if the amount paid to purchase the call option plus transaction costs is less than the premium received for writing the covered call option. The Fund will realize a short-term capital loss if the amount paid to purchase the call option plus transaction costs is greater than the premium received for writing the covered call option.

         A previously written call option can be closed out by purchasing an identical call option only in a secondary market for the call option. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         If a substantial number of the call options written by the Fund are exercised, the Fund's rate of portfolio turnover may exceed historical levels. This would result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

         In the past the Fund has qualified for, and elected to receive, the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code. Although the Fund intends to continue to qualify for such tax treatment, in order to do so it must, among other things, derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Because of this, the Fund may be restricted in the writing of call options where the underlying securities have been held less than three months, in the writing of covered call options which expire in less than three months, and in effecting closing purchases with respect to options which were written less than three months earlier. As a result, the Fund may elect to forego otherwise favorable investment opportunities and may elect to avoid or delay effecting closing purchases or selling portfolio securities, with the risk that a potential loss may be increased or a potential gain may be reduced or turned into a loss.

         Under the Internal Revenue Code of 1954, as amended, gain or loss attributable to a closing transaction and premiums received by the Fund for writing a covered call option which is not exercised may constitute short-term capital gain or loss. Under provisions of the Tax Reform Act of 1986, effective for taxable years beginning after October 22, 1986, a gain on an option transaction which qualifies as a "designated hedge" transaction under Treasury regulations may be offset by realized or unrealized losses on such designated transaction. The netting of gain against such losses could result in a reduction in gross income from options transactions for purposes of the 30 percent test.


               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be

                                                       18235
acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions on futures contracts which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the U.S. are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").


                                                       18235

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determinaion is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association ("GNMA") certificates, 90-day domestic bank certificates of deposit, 90- day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently, stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation ("S&P") Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indexes will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts

                                                       18235
are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Tresury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference

                                                       18235
between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on commodity futures contracts is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.





                                                       18235

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.



                                                       18235

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with

                                                       18235
such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.


                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rate between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the U.S. is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently, the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may enter into currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures ontracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British pound Sterling, Canadian dollar, Dutch guilder, Deutsche mark, Japanese yen, Mexican peso, Swiss and French francs can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the

                                                       18235
pound, 125,000 for the guilder, mark and Swiss francs, C$100,000 for the Canadian dollar, Y12,500,000 for the yen, and 1,000,000 for the peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the U.S. and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian Dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.


                                                       18235

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign echange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

                                                       18235

                                      A-18
COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and control on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                          SUPPLEMENT TO THE STATEMENTS
                          OF ADDITIONAL INFORMATION OF

Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund, Evergreen Emerging Markets Growth Fund, Evergreen Florida High Income Municipal Bond Fund,
  Evergreen Foundation Fund, Evergreen Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Global Leaders Fund, Evergreen Growth and Income Fund, Evergreen
     High Grade Tax Free Fund, Evergreen Income and Growth Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen International Equity Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Tax
 Exempt Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Micro Cap Fund, Evergreen Money Market Fund, Evergreen North Carolina
     Municipal Bond Fund, Evergreen Short-Intermediate Bond Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Small Cap Equity Income Fund,
Evergreen South Carolina Municipal Bond Fund, Evergreen Tax Strategic Foundation
 Fund, Evergreen U.S. Government Fund, Evergreen Utility Fund, Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Strategic Income Fund, Evergreen California Tax
 Free Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund,
  Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone Quality Bond Fund (B-1), Keystone Small
   Company Growth Fund (S-4), Keystone Strategic Growth Fund (K- 2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen
  Select Small Cap Growth Fund, Keystone International Fund, Keystone Precious Metals Holdings, and Keystone Tax Free Fund (each a "Fund" and, collectively, the "Funds")

         The Statements of Additional Information of each of the Funds are hereby supplemented as follows:

STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each of the above Funds, except Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone Small Company Growth Fund (S-4), and Keystone Tax Free Fund, has adopted the following standardized fundamental investment restrictions. These restrictions may be changed only by a vote of Fund shareholders.

1.       Diversification of Investments

         The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.


                                                       22943
                                                        -1-

2. Concentration of a Fund's Assets in a Particular Industry. ([All Funds other than those listed below.)

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

         For Evergreen Utility Fund

         The Fund will concentrate its investments in the utilities industry.

         For Keystone Precious Metals Holdings

         The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

3.       Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.       Investment in Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with

                                                       22943
                                                        -2-
         applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

9.       Investment in Federally Tax Exempt Securities

         The  following  Funds  have  also  adopted a  standardized  fundamental
investment   restriction  in  regard  to  investments  in  federally  tax-exempt securities:

Evergreen Tax Strategic Foundation Fund                       Evergreen High Grade Tax Free Fund
Evergreen Georgia Municipal Bond Fund                         Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund                  Evergreen Virginia Municipal Bond Fund
Evergreen New York Tax Free Fund                              Evergreen Massachusetts Tax Free Fund
Evergreen California Tax Free Fund                            Evergreen Pennsylvania Tax Free Fund
Evergreen Institutional Tax Exempt Money Market Fund          Evergreen Missouri Tax Free Fund
Evergreen Short-Intermediate Municipal Fund


         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

ELIMINATION OF CERTAIN NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

1.       PROHIBITION ON INVESTMENT IN UNSEASONED ISSUERS

         Evergreen  Fund,  Growth and  Income  Fund,  Income  and  Growth  Fund,
         American   Retirement  Fund,  Money  Market  Fund,   Short-Intermediate
         Municipal  Fund,  Growth and Income  Fund (S-1),  Omega Fund,  Precious
         Metals Holding, Strategic Growth Fund (K- 2), High Income Bond Fund (B-4), Capital Preservation and Income Fund, Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, International Fund


2. PROHIBITION ON INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

         Evergreen Fund, Growth and Income Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Emerging Markets Growth Fund, International Equity Fund, Global Leaders Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Fund for Total Return, International Fund

3. PROHIBITION ON INVESTMENT IN COMPANIES IN WHICH TRUSTEES OR OFFICERS OF THE FUNDS ALSO HOLD SHARES ABOVE CERTAIN PERCENTAGE LEVELS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Short-Intermediate Municipal Fund, Precious Metals Holdings, Inc.

4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed NEW YORK NOR AMERICAN STOCK EXCHANGES

         Evergreen  Fund,  MicroCap  Fund,  Growth and Income  Fund,  Income and
         Growth   Fund,    Foundation    Fund,    American    Retirement   Fund,
         Short-Intermediate Municipal Fund

5. PROHIBITION ON INVESTMENT IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

         Evergreen Fund, MicroCap Fund, Aggressive Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, High Grade Tax Free Fund, Precious Metals Holdings, Inc.

6.       PROHIBITION ON JOINT TRADING ACCOUNTS


                                                       22943
                                                        -3-

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Florida High Income Municipal Bond Fund

7. PROHIBITION ON INVESTMENT IN OTHER INVESTMENT COMPANIES. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

         Growth and Income Fund,  Utility  Fund,  Small Cap Equity  Income Fund,
         Income and Growth Fund, Value Fund, Short-Intermediate Bond Fund, Intermediate Term Government Securities Fund, Foundation Fund, Tax Strategic Foundation Fund, American Retirement Fund, High Grade Tax Free Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund, Massachusetts Tax Free Fund, New York Tax Free Fund, Pennsylvania Tax Free Fund, California Tax Free Fund and Missouri Tax Free Fund.

RECLASSIFICATION OF ALL OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS

All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

TRUSTEES

         The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

         JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

         RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

         MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

         GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

                                                       22943
                                                        -4-

         THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

         WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

         LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

         CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

         K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

         LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

         DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and
         Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

         RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of
         Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.


                                                       22943
                                                        -5-

EXECUTIVE OFFICERS

         JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY - President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

         GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

         The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any class of shares of any of the Funds as of November 30, 1997.

DISTRIBUTION PLANS

The following is added to the disclosure under the caption "Distribution Plan"

Class A and B shares are made available to employer-sponsored retirement or savings plans ("Plans") without a sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or


22943
                                                        -6-

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

The following is added to the Statement of Additional Information of each of Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone International Fund, Keystone Precious Metals Holdings, Keystone Quality Bond Fund (B-1), Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1) and Keystone Tax Free Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the

22943
                                                        -7-
latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.


22943
                                                        -8-

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales

22943
                                                        -9-
charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

         CLASS A SHARES

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS B SHARES

         The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the following rate:

REDEMPTION TIMING                                                    CDSC RATE


Month of purchase and the first twelve-month
         period following the month of purchase..........................5.00%
Second twelve-month period following the month of purchase...............4.00%
Third twelve-month period following the month of purchase................3.00%
Fourth twelve-month period following the month of purchase...............3.00%
Fifth twelve-month period following the month of purchase................2.00%
Sixth twelve-month period following the month of purchase................1.00%
Thereafter...............................................................0.00%

Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

         CLASS C SHARES

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a

22943

CDSC of 1.00% on shares  you   redeem  within 12-months after the  month of your
purchase.  See "Contingent Deferred Sales Charge" below.

         CLASS Y SHARES

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class a Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

         COMBINED PURCHASES

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).





22943
                                                       -11-

         RIGHTS OF ACCUMULATION

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         LETTER OF INTENT

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

         WAIVER OF SALES CHARGES

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;


22943

         7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

         WAIVER OF CDSCS

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the account of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.00% per month of your initial account balance;




22943
                                                       -13-

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.


22943
                                                       -14-

         (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


December 22, 1997

22943
                                                       -15-

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF


  EVERGREEN FLORIDA MUNICIPAL BOND FUND (THE "FLORIDA FUND"), EVERGREEN GEORGIA MUNICIPAL BOND FUND (THE "GEORGIA FUND"), EVERGREEN NORTH CAROLINA MUNICIPAL
 BOND FUND (THE "NORTH CAROLINA FUND"), EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND (THE "SOUTH CAROLINA FUND"), EVERGREEN VIRGINIA MUNICIPAL BOND FUND (THE
    "VIRGINIA FUND"), EVERGREEN FLORIDA HIGH INCOME MUNICIPAL BOND FUND (THE
       "FLORIDA HIGH INCOME FUND") (EACH A "FUND"; TOGETHER, THE "FUNDS")



     The Statement of Additional Information of each of the Funds is hereby supplemented as follows:

                              FINANCIAL INFORMATION

Expenses

     The table below shows the total dollar amounts paid by each Fund for services rendered during the fiscal periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements," "Principal Underwriter" and "Purchase, Redemption and Pricing of Shares."

                                                                                     Aggregate
                                                                                     Dollar
                                                                      Aggregate      Amount of
                                                                      Dollar         Underwriting
                                                                      Amount of      Commissions
                         Advisory       Class A        Class B        Underwriting   Retained by
                         Fees           12b-1 Fees     12b-1 Fees     Commissions    EIS or EDI
======================   ============   ============   ============   =============  ==============
1997 FUND EXPENSES

Florida                  $791,322       $275,983*      $298,114                       $22,335
Georgia                   $66,245         $5,499        $96,055                        $2,488
North Carolina           $305,634        $20,523       $490,164                        $2,377
South Carolina            $58,299         $2,271        $45,393                          $710
Virginia                  $70,972         $7,230        $61,471                        $1,596
Florida High Income      $813,790       $235,662       $383,197                       $34,454
----------------------
1996 FUND EXPENSES
----------------------
Florida                  $803,741       $240,978       $287,825        $49,589          $5,996
Georgia                   $63,102         $5,047        $84,596         $7,300            $875
North Carolina           $306,892        $20,833       $500,469        $16,557            $154
South Carolina            $40,781         $1,917        $39,896         $1,447          $2,228
Virginia                  $51,952         $6,048        $57,906        $20,400          $2,033
Florida High Income      $477,128       $169,651       $106,733       $276,615         $29,467
----------------------
1995 FUND EXPENSES
----------------------
Florida                  $243,413        $59,721        $37,405        $87,755          $4,301
Georgia                   $32,646         $2,856        $49,968        $56,210          $4,220
North Carolina           $190,284        $13,739       $319,719       $123,175          $7,843
South Carolina            $13,154           $788        $20,125        $35,241          $3,595
Virginia                  $23,156         $3,127        $30,267        $45,713          $2,320
Florida High Income      $123,320        $41,690         $2,087       $196,614         $24,672
======================  ============    ============   ============   =============  ==============

*Of this amount, $191,541 was waived by the Distributor.

Advisory Fee Waivers

     In accordance with voluntary expense limitations in effect during the fiscal year or period ended August 31, 1997, CMG voluntarily reimbursed or waived advisory fees, as follows:

Florida                         $81,274
Georgia                         $66,245
North Carolina                       $0
South Carolina                  $58,299
Virginia                        $70,972
Florida High Income            $330,629
=====================         ==========

Brokerage Commissions

     The Funds paid no brokerage commissions during the fiscal year or period ended August 31, 1997, 1996 and 1995.

Total  Return

     Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted.

     The ending redeemable value assumes a complete redemption at the end of the relevant periods.

     The annual total returns for each class of shares of the Funds (including applicable sales charges) are as follows:

                         ONE YEAR       THREE YEARS    FIVE YEARS     SINCE INCEPTION     INCEPTION DATE
FLORIDA
   Class A                3.88%         5.81%          5.92%           7.47%              5/11/88
   Class B                3.06%           -              -             5.03%              6/30/95
   Class Y                9.14%           -              -             7.38%              6/30/95
GEORGIA
   Class A                3.57%         5.78%            -             3.63%               7/2/93
     Class B              2.93%         5.83%            -             3.73%               7/2/93
   Class Y                9.00%         7.78%            -             5.73%              2/28/94
NORTH CAROLINA
   Class A                3.93%         6.03%            -             4.79%              1/11/93
   Class B                3.30%         6.08%            -             4.85%              1/11/93
     Class Y              9.39%         8.03%            -             5.51%              2/28/94
SOUTH CAROLINA
   Class A                4.14%         7.05%            -             4.06%               1/3/94
   Class B                3.52%         7.12%            -             3.99%               1/3/94
    Class Y               9.60%         9.07%            -             6.62%              2/28/94
VIRGINIA
    Class A               3.87%         6.08%            -             3.90%               7/2/93
    Class B               3.24%         6.14%            -             3.98%               7/2/93
    Class Y               9.32%         8.08%            -             6.06%              2/28/94
FLORIDA HIGH INCOME
     Class A              5.51%         6.96%          7.33%           7.34%              6/17/92
     Class B              4.95%           -              -             6.24%              7/10/95
     Class Y             11.04%           -              -             8.47%              9/20/95
====================     =========      ========       =========      =============       ==============

Current and Tax Equivalent Yields

     Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of a Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any. Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield. For the 30-day period ended August 31, 1997, the current and tax-equivalent yields of the Funds are shown below. Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.

                                   30-DAY YIELD                                      TAX-EQUIVALENT YIELD
=================================  ============================================      ============================================
FUND                COMBINED       CLASS A        CLASS B        CLASS Y             CLASS A         CLASS B       CLASS Y
                    FEDERAL &
                    STATE TAX
                    RATE (1)
==================  =============  ============   ===========    ===========         ===========    ===========    ==============
Florida             28%            4.94%          4.02%          5.02%               6.86%          5.58%          6.97%
Georgia             34%            4.80%          4.04%          5.05%               7.27%          6.12%          7.65%
North Carolina      28%            4.67%          3.92%          4.92%               6.49%          5.44%          6.83%
South Carolina      35%            4.65%          3.90%          4.90%               7.15%          6.00%          7.54%
Virginia            33.25%         4.78%          4.03%          5.03%               7.16%          6.04%          7.54%
Florida High        28%            5.48%          4.73%          5.73%               7.61%          6.57%          7.96%
Income
==================  =============  =============  ===========    ===============     ============   ============   ==============
(1) Assumed for purposes of this chart. Your tax may vary.

Method of Computing Offering Price for Class A Shares

     Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $100,000 based upon the NAV of each Fund's Class A shares at the end of each Fund's latest fiscal period.

FUND                      DATE               NET ASSET VALUE     PER SHARE SALES     OFFERING PRICE PER
                                                                 CHARGE              SHARE
Florida                   8/31/97            $9.98               4.75%               $10.48
Georgia                   8/31/97            $9.90               4.75%               $10.39
North Carolina            8/31/97            $10.37              4.75%               $10.89
South Carolina            8/31/97            $10.08              4.75%               $10.58
Virginia                  8/31/97            $10.05              4.75%               $10.55
Florida High Income       8/31/97            $10.89              4.75%               $11.43

Trustee Compensation

     Listed below is the Trustee compensation for the fiscal year ended August 31, 1997.


TRUSTEE                      COMPENSATION FROM                COMPENSATION FROM
                             TRUST                            TRUST AND FUND
                                                              COMPLEX
Laurence B. Ashkin           $3,176                           $56,200
Charles A.Austin III *       -0-                              $48,200
K. Dun Gifford*              -0-                              $39,600
James S. Howell              $3,979                           $89,229
Leroy Keith Jr.*             -0-                              $45,200
Gerald M. McDonnell          $3,154                           $81,001
Thomas L. McVerry            $3,820                           $81,468
William Walt Pettit          $3,483                           $79,009
David M. Richardson*         -0-                              $48,200
Russell A. Salton,III        $3,501                           $81,601
Michael S. Scofield          $5,572                           $77,501
Richard J. Shima             $4,180                           $58,667

*Not a Trustee of the Trust during the relevant fiscal period.


                        PRINCIPAL HOLDERS OF FUND SHARES

     As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund. As of the same date, no person, to any Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares.

     Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares as of November 30, 1997.


FLORIDA FUND CLASS A

None

FLORIDA FUND CLASS B
None

FLORIDA FUND CLASS Y

First Union National Bank              98.79%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

FLORIDA HIGH INCOME FUND CLASS A

MLPF&S                                 9.63%
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

FLORIDA HIGH INCOME FUND CLASS B

MLPF&S                                 10.31%
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

FLORIDA HIGH INCOME FUND CLASS Y

First Union National Bank              68.58%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union National Bank              19.69%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

GEORGIA FUND CLASS A
FUBS & Co. FEBO                        10.09%

Lee R. Meadows and
Mary Lee Meadows
1270 Hicks Cir SW
Conyers, GA 30207-4221

FUBS & Co. FEBO                        6.03%
William F. Hill Jr. and Marvin Hill
P O Box 554 Silver Creek, GA 30173-0554

FUBS & Co. FEBO                        5.46%
Samuel A Barber
Velma H Barber
4852 Banner Elk Drive
Stone Mountain, GA 30083

FUBS & Co. FEBO                        5.18%
Larry N Merritt
Ann C Merritt
310 Chinquapin Drive
Marietta, GA 30064-3506

FUBS & Co. FEBO                        5.13%
Raiden W Dellinger
710 River Ave.
Rome, GA 30161-4773

GEORGIA FUND CLASS B

None

GEORGIA FUND CLASS Y

First Union National Bank              98.61%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

NORTH CAROLINA FUND CLASS A

None

NORTH CAROLINA FUND CLASS B

None

NORTH CAROLINA FUND CLASS Y

First Union National Bank              99.64%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

SOUTH CAROLINA FUND CLASS A

FUBS & Co. FEBO                        21.96%
Charles W. Lombard Trust
Charlotte Lombard and
Warren Prout Co-tees
U/A/D 5/4/94
Boone, NC 28607

FUBS & Co. FEBO                        11.87%
Warren A. Ransom Jr.
Laurie P. Ransom
1162 East Parkview Place
Mount Pleasant, SC 29464-7909

First Union Brokerage Services         10.82%
Ann D. Schwab
A/C 7448-7777
2189 Windy Oaks Rd.
Ft. Mills, SC 29715

FUBS & Co. FEBO                        6.91%
Charles Dean Turner
103 Carolina Club Drive
Spartanburg, SC 29306-6601

FUBS & Co. FEBO                        5.79%
Virginia C. Thomas
330 Concord St. No 7G
Charleston, SC 29401-2731

FUBS & Co. FEBO                        5.05%
Virginia S. Herring
Oren L. Herring Jr. JTWROS
107 Bennett Street
Mt. Pleasant, SC 29464-4382

SOUTH CAROLINA FUND CLASS B

FUBS & Co. FEBO                        5.99%
Ruby B. Motsinger and
Joseph G. Motsinger JTTENCOM
550 Brandon Rd.
Clover, SC 29710-9667

SOUTH CAROLINA FUND CLASS Y

First Union National Bank              93.13%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

First Union National Bank              6.16%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002

VIRGINIA FUND CLASS A

Duff M Green                           7.97%
638 Kings Highway
Fredericksburg, VA 22405-3156

FUBS & Co. FEBO                        6.34%
David A. Hetzer and Iris L. Hetzer
5009 Laburch Lane
Annandale, VA 22003-6019

VIRGINIA FUND CLASS B

FUBS & Co. FEBO                        6.13%
Patsy B. Williams and
Harry S. Williams
P O Box 888
Marion, VA 24354

VIRGINIA FUND CLASS Y

First Union National Bank              98.34%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon St.
Charlotte, NC 28288-0002


Financial Statements

     The audited financial statements and the reports thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.


January 1, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                         BLANCHARD GROWTH & INCOME FUND
                            FEDERATED INVESTORS TOWER
                            PITTSBURGH, PA 15222-3779



This Statement is not a prospectus but should be read in conjunction with the current prospectus dated February 28, 1997 (the "Prospectus"), pursuant to which the Blanchard Growth & Income Fund (the "FUND") is offered. Please retain this document for future reference.

To obtain a copy of the Prospectus or a paper copy of this Statement of Additional Information, if you have received your Statement of Additional Information electronically, please call the FUND at 1-800-829-3863.

TABLE OF CONTENTS                                                         Page

General Information and History                                              1
Investment Objectives, Policies and Restrictions                             1
Portfolio Transactions                                                      11
Computation of Net Asset Value                                              12
Performance Information                                                     13
Additional Purchase and Redemption Information                              14
Tax Matters                                                                 14
The Management of the FUND                                                  18
Management Services                                                         25
Administrative Services                                                     25
Distribution Plan                                                           26
Description of the FUND                                                     26
Shareholder Reports                                                         27
Appendix A                                                                  28
Appendix B                                                                  30

Manager
Virtus Capital Management, Inc.


Portfolio Adviser
The Chase Manhattan Bank


Distributor
Federated Securities Corp.


Transfer Agent
Federated Shareholder Services Company


Independent Auditors
Deloitte & Touche LLP

                                                Dated:  February 28, 1997

FEDERATED SECURITIES CORP.

                         GENERAL INFORMATION AND HISTORY

         As  described  in the  Blanchard  Growth & Income  Fund's (the  "FUND")
Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990.

         Effective March 31, 1996, the merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation was consummated and Chemical Banking Corporation thereupon changed its name to The Chase Manhattan Corporation. The Chase Manhattan Corporation is now the parent of The Chase Manhattan Bank, the adviser to the Growth & Income Portfolio (the "Portfolio").


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         The FUND seeks its investment objectives by investing 100% of its net assets in the Growth & Income Portfolio (the "Portfolio"). The Portfolio has investment objectives identical to the FUND and invests in accordance with investment policies and restrictions identical to those of the FUND.

         The investment objectives of the FUND and the Portfolio may not be changed except by a majority vote of shareholders.

         The investment policies of the FUND and the Portfolio, as described below, are not fundamental and may be changed without shareholder approval.

                               INVESTMENT POLICIES

         The Prospectus sets forth the investment objective and various investment policies of the Portfolio. This Statement of Additional Information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

         U.S. GOVERNMENT SECURITIES - U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

         In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, the Portfolio investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

         BANK OBLIGATIONS - Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

         Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

         DEPOSITARY RECEIPTS - The Portfolio will limit its investment in Depository Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

         ECU OBLIGATIONS - The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

         SUPRANATIONAL OBLIGATIONS - Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

         CORPORATE REORGANIZATIONS - In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Portfolio and increase its brokerage and other transaction expenses.

         WARRANTS AND RIGHTS - Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         COMMERCIAL PAPER - Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         REPURCHASE AGREEMENTS - The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolio's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

         FORWARD COMMITMENTS - In order to invest the Portfolio's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments securities will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

         To the extent the Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

         REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities.

         STRIPPED OBLIGATIONS - The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Portfolio has no present intention of investing more than 5% of its net assets in STRIPS.

         ILLIQUID SECURITIES - For purposes of its limitation on investments in illiquid securities, the Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

         One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.

         STAND-BY COMMITMENTS - In a put transaction, the Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

         SECURITIES LOANS - To the extent specified in the prospectus, the Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

       ADDITIONAL POLICIES REGARDING DERIVATIVES AND RELATED TRANSACTIONS

INTRODUCTION

         As explained more fully below, the Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

         Like other investment tools or techniques, the impact of using derivatives strategies or related instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Portfolio.

         The Portfolio may invest its assets in derivative and related instruments subject only to the Portfolio's investment objective and policies and the requirement that the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Portfolio.

         The value of some derivative or related instruments in which the Portfolio may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Portfolio -- the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss. The Portfolio might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

         Set forth below is an explanation of the various derivatives strategies and related instruments the Portfolio may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Portfolio's current prospectuses as well as provide useful information to prospective investors.

RISK FACTORS

         As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments:

         o There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. As incorrect correlation could result in a loss on both the hedged assets in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.

         o The advisers may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy.

         o Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

         o Strategies not involving hedging may increase the risk to the Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Portfolio than hedging strategies using the same instruments.

         o There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position.

         o Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets.

         o In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments.

                  In the event of such a default, the Portfolio may experience a loss.

         o In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

SPECIFIC USES AND STRATEGIES

         Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Portfolio.

         OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. The Portfolio may PURCHASE, SELL or EXERCISE call and put options on:

         o        securities;

         o        securities indexes; and

         o        debt instruments.

         Although in most cases these options will be exchange-traded, the Portfolio may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

         One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a related option. The Portfolio will not write uncovered options.

         In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Portfolio writing a covered call (i.e., where the underlying securities are held by the Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

         If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase or sell:

         o        interest-rate futures contracts;

         o        futures contracts on specified instruments or indices; and

         o        options on these futures contracts ("futures options").

         The futures contracts and futures options may be based on various instruments or indices in which the Portfolio may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

         Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Portfolio may sell a futures contract -- or buy a futures option -- to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Portfolio intends to acquire an instrument or enter into a position. For example, the Portfolio may purchase a futures contract -- or buy a futures option -- to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

         When writing or purchasing options, the Portfolio may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Portfolio may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

         Investments in futures contracts and options thereon involve risks related to those associated with options transactions discussed above. The Portfolio will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

         FORWARD CONTRACTS. The Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

         The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investments or anticipated investments in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The Portfolio may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

         INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

         The Portfolio will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Portfolio's risk of loss consists of the net amount of interest or currency payments that the Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

         The Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

         The Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Portfolio. In addition, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         The Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

         STRUCTURED PRODUCTS. The Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

         The Portfolio may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Portfolio's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be, "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions and there currently is no action trading market for structured products. As a result, certain structured products in which the Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

         Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

Additional Restrictions on the Use of Futures and Option Contracts

         The Portfolio is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

         When the Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Portfolio's ability to engage in the transactions described herein may be limited by the current federal income tax requirement that the Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

                             INVESTMENT RESTRICTIONS

         The Portfolio has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the total beneficial interests of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding total beneficial interests of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding total beneficial interests of a Portfolio.

The Portfolio may not:

                  (1) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments;

                  (2) make loans, except that the Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

                  (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

                  (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

                  (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

                  (6) issue any senior security (as defined in the 1940 Act), except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

                  (7) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

         For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

         In addition, the Portfolio is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

                  (1) The Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

                  (2) The Portfolio may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

                  (3) The Portfolio may not purchase or sell interests in oil, gas or mineral leases.

                  (4) The Portfolio may not invest more than 15% of its net assets in illiquid securities.

                  (5) The Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities,
         (ii) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (iii) with respect to the Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

                  (6) The Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

         It is the Portfolio's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Portfolio has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.

         For purposes of the Portfolio's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In order to permit the sale of its beneficial interests in certain states, the Portfolio may make commitments more restrictive than the investment policies and limitations described above and in the prospectus. Should the Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its beneficial interests in the state involved. In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, the Portfolio will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, (ii) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Trust or Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

         If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Portfolio will not be considered a violation. If the value of the Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             PORTFOLIO TRANSACTIONS

         Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Portfolio Adviser and who is appointed and supervised by senior officers of the Portfolio Adviser. Changes in the Portfolio's investments are reviewed by the Board of Trustees. The Portfolio's portfolio manager may serve other clients of the Portfolio Adviser in a similar capacity.

         The frequency of the Portfolio's portfolio transactions, the portfolio turnover rate, will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Portfolio Adviser will weigh the added costs of short-term investment against anticipated gains.

         The Portfolio Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, high portfolio turnover may result in high transaction costs to the Portfolio. For the fiscal years ended October 31, 1996 and 1995, the portfolio turnover rate for the Portfolio was 62% and 71%, respectively.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Portfolio Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Portfolio and other clients of the Portfolio Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Portfolio Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Portfolio Adviser on the tender of the Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the Portfolio Adviser. At present, no other recapture arrangements are in effect.

         Under Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Adviser may cause the Portfolio to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Portfolio Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Portfolio Adviser's overall responsibilities to the Portfolio or to its clients. Not all of such services are useful or of value in advising the Portfolio.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Portfolio Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Portfolio Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Portfolio Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Portfolio Adviser.

         The Portfolio Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Portfolio Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Portfolio Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

         The management fees that the Funds pay to the Portfolio Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Portfolio Adviser in serving the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Portfolio Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Portfolio Adviser, the Portfolio Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         In certain instances, there may be securities that are suitable for the Portfolio as well as one or more of the Portfolio Adviser's other clients. Investment decisions for the Portfolio and for the Portfolio Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Portfolio or the Portfolio Adviser's other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will generally produce better executions for the Portfolio.

                         COMPUTATION OF NET ASSET VALUE

         The net asset value of the FUND is determined at 4:15 P.M. New York Time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The Portfolio will invest in foreign securities, and as a result, the calculation of the FUND's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the FUND's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees of the Portfolio. Portfolio securities which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:15 P.M. New York Time.) If there is no such reported sale or the valuation is based on the Over-the-Counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Trustees of the Portfolio.

         Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees of the Portfolio determine during such 60-day period that this amortized cost value does not represent fair market value.

         All liabilities incurred or accrued are deducted from the FUND's total assets. The resulting net assets are divided by the number of shares of the FUND outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         Orders to purchase or redeem Shares of the FUND received by dealers prior to 4:00 P.M. (Eastern Time) will be confirmed at the previous offering or redemption price computed as of the close of trading on the options exchanges (normally 4:15 P.M New York Time), provided the order is received by the FUND's Transfer Agent prior to 4:00 P.M. on that day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the FUND. Orders received by dealers after 4:00 P.M. will be confirmed at the next computed offering or redemption price.

                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assumes reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

P(1 + T)n = ERV

         Where P =      a hypothetical initial payment of $1,000

                 T =    average annual total return

                 n =    number of years (1, 5 or 10)

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

         The FUND's annual total return, for the fiscal year ended October 31, 1996 and from inception through October 31, 1995 was 18.77% and 17.39%, respectively.

         The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect until December, 1994, from the initial value invested. THE FUND WILL, HOWEVER, DISCLOSE THE PRO RATA SHARE OF THE ACCOUNT OPENING FEE AND WILL DISCLOSE THAT THE PERFORMANCE DATA DOES NOT REFLECT SUCH NON-RECURRING CHARGE AND THAT INCLUSION OF SUCH CHARGE WOULD REDUCE THE PERFORMANCE QUOTED. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

         The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         The FUND has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the FUND is not subject to federal income tax on the portion of its net investment income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (I.E., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (I.E., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because the FUND invests all of its assets in the Portfolio, which is classified as a partnership for federal income tax purposes, the FUND will be deemed to own a proportionate share of the assets and income of the Portfolio for purposes of determining whether the FUND satisfies the requirements (described more fully below) necessary to qualify as a regulated investment company.

         In addition to satisfying the Distribution Requirement, a RIC must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the company's principal business of investing in stock or securities) and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it held for less than three months. However, foreign currency gains that are directly related to the company's investment in stock or securities are not treated as short-short gains. Similarly, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since losses are disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months is not treated as gross income derived from the sale or other disposition of a security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be so treated for this purpose.

         In general, gain or loss recognized by the Portfolio on the disposition of an asset (and allocated to the FUND) will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased at a market discount will be treated as ordinary income to the extent of the portion of the discount that accrued while the Portfolio held the obligation. In addition, under the rules of Code Section 988, a portion of gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and (with certain exceptions) gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by the FUND (through its Portfolio) on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which may include the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (as defined) or
(3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the FUND may be required to defer the recognition of a loss on a disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain allocated to the FUND on the lapse of, or any gain or loss allocated to it from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of such an option will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts are subject to special tax treatment as "Section 1256 contracts." Such contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated as of such date. Gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any gain or loss recognized upon the actual termination of such contracts during the year. The combined capital gain or loss for the year with respect to Section 1256 contracts is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. (The Portfolio may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments that are not Section 1256 contracts.) The IRS has held in private rulings that constructive gains arising from deemed year-end dispositions of Section 1256 contracts will not be taken into account for purposes of the Short-Short Gain Test.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it were incurred in the succeeding year.

         In addition to the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a RIC's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the RIC has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which the RIC controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security and not the issuer of the option.

         If for any taxable year the FUND does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of the year. The balance of such income must be distributed during the next calendar year.

         The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The FUND may in certain circumstances have to liquidate portfolio investments in order to effect such distributions.

FUND Distributions

         The FUND intends to distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute such gains annually. Net capital gain distributed and designated as a capital gain dividend is taxable to shareholders as long-term capital gain, regardless of the shareholder's holding period in his shares and the time when such gain was recognized by the Portfolio.

         If the FUND elects to retain its net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In this case, the FUND would expect to elect to have shareholders of record on the last day of the taxable year treated as if each received a distribution of his pro rata share of the gain, with the result that each would be required to report his pro rata share of such gain on his tax return as a long-term capital gain, would receive a refundable tax credit for his pro rata share of the tax paid by the FUND on the gain, and would increase the tax basis for his shares by an amount equal to the deemed distribution less the credit.

         Ordinary income dividends distributed by the FUND will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction) to the extent of the portion of the distribution attributed to "qualifying dividends" received by the Portfolio during the taxable year from domestic corporations. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it was received with respect to stock that the Portfolio held for less than 46 days (91 days in the case of certain preferred stock), subject to the limitations of Code Sections 246(c)(3) and (4) and 246A. Moreover, the dividends-received deduction for a corporate shareholder will also be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its FUND shares or the FUND fails to satisfy them with respect to its interest in the Portfolio.

         Investment income that may be received by the Portfolio from foreign sources may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with a number of foreign countries, which entitle the Portfolio to reduced rates of, or exemptions from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the future mix of the Portfolio's investments in various countries is not known.

         Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholders' tax basis in their shares; any excess will be treated as gain from a sale of the shares, as discussed more fully below.

         Distributions by the FUND will be treated in the manner described above whether they are paid in cash or reinvested in additional shares of the FUND (or of another fund). In addition, if a shareholder's cost for his shares already reflects undistributed (realized or unrealized) income or gain, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although economically it constitutes a return of capital.

         Ordinarily, shareholders are required to take distributions into account in the year in which they are made. However, dividends declared by the FUND in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of dividends and the proceeds of redemption paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all to the FUND, (2) who is subject to backup withholding pursuant to a notice from the IRS for failure to report interest or dividend income properly, or (3) who has not otherwise certified to the FUND that it is not subject to backup withholding.

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of his shares in an amount equal to the difference between the amount realized on the shares and his adjusted tax basis in them. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the disposition. In general, gain or loss arising from a sale or redemption of FUND shares will constitute capital gain or loss, and will be long-term capital gain or loss if the shares were held longer than one year. However, a capital loss arising from a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any amount of capital gain dividends received on the shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (alluded to above in connection with the dividends-received deduction for corporations) will generally apply. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of noncorporate taxpayers, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income received from the FUND is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         If the income is not effectively connected in the above sense, ordinary income dividends distributed to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate, if one applies) of the gross amount of the dividend. Such a shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale of FUND shares and capital gain dividends.

         If income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and gain realized upon the sale of FUND shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless they furnish the FUND with proper notification of their exempt status.

         The tax consequences to foreign shareholders entitled to claim the benefits of applicable treaties may differ from one treaty to another. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of any foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly alter the conclusions expressed herein, perhaps with retroactive effect.

         Rules of state and local taxation of dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of their investing in the FUND in light of their particular circumstances.

                           THE MANAGEMENT OF THE FUND

         Officers and Trustees are listed with their birthdates, addresses, principal occupations, and present positions, including any affiliation with Virtus Capital Management, Inc., Signet Trust Company, Federated Investors, Federated Securities Corp., Federated Shareholder Services Company, and Federated Administrative Services or the Funds (as defined below).

John F. Donahue(1)(2)                                          CHAIRMAN AND TRUSTEE OF THE FUND; Chairman and Trustee,
Federated Investors Tower                                      Federated Investors, Federated Advisers, Federated
Pittsburgh, PA                                                 Management, and Federated Research; Chairman and
BIRTHDATE:  JULY 28, 1924                                      Director, Federated Research Corp. and Federated Global
                                                               Research Corp.; Chairman, Passport Research, Ltd.; Chief
                                                               Executive Officer and Director, Trustee, or Managing
                                                               General Partner of the Funds. Mr. Donahue is the father of
                                                               J. Christopher Donahue, Executive Vice President of the
                                                               Fund.

Thomas G. Bigley                                               TRUSTEE OF THE FUND;  Director,  Oberg  Manufacturing Co.;
28th Floor                                                     Chairman  of the Board,  Children's  Hospital of  Pittsburgh;
One Oxford Centre                                              Director, Trustee or Managing General Partner of the Funds;
Pittsburgh, PA                                                 formerly, Senior Partner, Ernst & Young LLP.
BIRTHDATE:  FEBRUARY 3, 1934

John T. Conroy, Jr.(3)                                         TRUSTEE OF THE FUND; President, Investment Properties
John R. Wood and Associates, Inc., Realtors                    Corporation; Senior Vice-President, John R. Wood and
3255 Tamiami Trail North                                       Associates, Inc., Realtors; President, Northgate Village
Naples, FL                                                     Development Corporation; Partner or Trustee in private real
BIRTHDATE:  JUNE 23, 1937                                      estate ventures in Southwest Florida; Director, Trustee, or
                                                               Managing General Partner of the Funds; formerly, President,
                                                               Naples Property Management, Inc.
                                                               Wood/IPC Commercial Department.

William J. Copeland(3)                                         TRUSTEE OF THE FUND; Director and Member of the Executive
One PNC Plaza - 23rd Floor                                     Committee, Michael Baker, Inc.; Director, Trustee, or
Pittsburgh,  PA                                                Managing General Partner of the Funds; formerly,  Vice
BIRTHDATE: JULY 4, 1918                                        Chairman and Director, PNC Bank, N.A., and PNC Bank
                                                               Corp. and Director, Ryan Homes, Inc.

James E. Dowd(3)                                               TRUSTEE OF THE FUND; Attorney-at-law; Director, The
571 Hayward Mill Road                                          Emerging  Germany  Fund,  Inc.;  Director,  Trustee,  or
Concord,  MA                                                   Managing General Partner of the Funds.
BIRTHDATE:  MAY 18, 1922


Lawrence D. Ellis, M.D.(1)                                     TRUSTEE OF THE FUND; Professor of Medicine and Member,
3471 Fifth Avenue, Suite 1111                                  Board of Trustees, University of Pittsburgh; Medical
Pittsburgh, PA                                                 Director, University of Pittsburgh Medical Center-
BIRTHDATE:  OCTOBER 11, 1932                                   Downtown, Member, Board of Directors, University of
                                                               Pittsburgh Medical Center; formerly, Hematologist,
                                                               Oncologist, and Internist, Presbyterian and Montefiore
                                                               Hospitals; Director, Trustee, or Managing General Partner of
                                                               the Funds.

Edward L. Flaherty,  Jr.(3)                                    TRUSTEE OF THE FUND;  Attorney-at-law;  Shareholder,
Miller, Miller, Ament, Henny & Kochuba                         Ament, Henny & Kochuba;  Director,  Eat'N Park Restaurants,
205 Ross Street                                                Inc., and Statewide  Settlement Agency, Inc.; Director,
Pittsburgh,  PA                                                Trustee,  or Managing  General  Partner of the Funds;
BIRTHDATE:  JUNE 18, 1924                                      formerly,  Counsel,  Horizon Financial,  F.A., Western
Region.





Edward C. Gonzales(1)                                          PRESIDENT, TRUSTEE AND TREASURER OF THE FUND; Vice
Federated Investors Tower                                      Chairman, Treasurer, and Trustee, Federated Investors;
Pittsburgh, PA                                                 Vice President, Federated Advisers, Federated
BIRTHDATE:  OCTOBER 22, 1930                                   Management, Federated Research, Federated Research
                                                               Corp., Federated Global Research Corp. and Passport
                                                               Research, Ltd.; Executive Vice President and Director,
                                                               Federated Securities Corp.; Trustee, Federated
                                                               Shareholder Services Company; Chairman, Treasurer,
                                                               and Trustee, Federated Administrative Services; Trustee
                                                               or Director of some of the Funds; President, Executive
                                                               Vice President and Treasurer of some of the Funds.

Peter E. Madden                                                TRUSTEE OF THE FUND; Consultant; State Representative,
Seacliff                                                       Commonwealth of Massachusetts; Director, Trustee, or
526 Bellevue Avenue                                            Managing General Partner of the Funds; formerly, President,
Newport, RI                                                    State Street Bank and Trust Company and State Street Boston
BIRTHDATE:  MARCH 16, 1942                                     Corporation.


Gregor F.  Meyer                                               TRUSTEE  OF THE FUND;  Attorney-at-law;  Shareholder,  Miller,
Miller,  Ament,  Henny & Kochuba                               Ament,  Henny & Kochuba;  Chairman,  Meritcare, Inc.;
205 Ross Street                                                Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or
Pittsburgh, PA                                                 Managing General Partner of the Funds.
BIRTHDATE:  OCTOBER 6, 1926



John E. Murray, Jr., J.D., S.J.D.                              TRUSTEE OF THE FUND; President, Law Professor, Duquesne
President, Duquesne University                                 University; Consulting Partner, Mollica, Murray and Hogue;
Pittsburgh, PA                                                 Director, Trustee or Managing Partner of the Funds.
BIRTHDATE:  DECEMBER 20, 1932


Wesley W. Posvar                                               TRUSTEE OF THE FUND; Professor, International Politics and
1202 Cathedral of Learning                                     Management Consultant; Trustee, Carnegie Endowment for
University of Pittsburgh                                       International Peace, RAND Corporation, Online Computer
Pittsburgh, PA                                                 Library Center, Inc., and U.S. Space Foundation; Chairman,
BIRTHDATE:  SEPTEMBER 14, 1925                                 Czecho Management Center; Director, Trustee, or Managing
                                                               General Partner of  the  Funds;  President Emeritus,
                                                               University  of  Pittsburgh; founding Chairman, National Advisory
                                                               Council  for Environmental Policy and Technology and  Federal
                                                               Emergency Management Advisory Board.


Marjorie P. Smuts                                              TRUSTEE OF THE FUND;  Public  relations/marketing  consultant;
4905  Bayard  Street                                           Conference  Coordinator,  Non-profit  entities;  Director,
Pittsburgh, PA                                                 Trustee, or Managing General Partner of the Funds.
BIRTHDATE:  JUNE 21, 1935



J. Christopher Donahue                                         EXECUTIVE VICE PRESIDENT OF THE FUND; President and
Federated Investors Tower                                      Trustee, Federated Investors, Federated Advisers, Federated
Pittsburgh, PA                                                 Management, and Federated Research; President and
BIRTHDATE:  APRIL 11, 1949                                     Director, Federated Research Corp. and Federated Global
                                                               Research Corp.;  President,  Passport  Research,  Ltd.;  Trustee,
                                                               Federated Administrative Services, Federated Shareholder Services
                                                               Company, and Federated Shareholder Services;  Director, Federated
                                                               Services  Company;  President or Executive  Vice President of the
                                                               Funds; Director,  Trustee, or Managing General Partner of some of the Funds.  Mr.  Donahue is the son of John F. Donahue,  Chairman
                                                               and Trustee of the Fund.




John W. McGonigle                                              EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE FUND;
Federated Investors Tower                                      Executive Vice President, Secretary, and Trustee, Federated
Pittsbugh, PA                                                  Investors; Trustee, Federated Advisers, Federated
BIRTHDATE:  OCTOBER 26, 1938                                   Management, and Federated Research; Director, Federated
                                                               Research Corp. and Federated Global Research Corp.;
                                                               Trustee, Federated Shareholder Services Company; Director,
                                                               Federated Services Company; President and Trustee,
                                                               Federated Shareholder Services; Director, Federated
                                                               Securities Corp.; Executive Vice President and Secretary of
                                                               the Funds.


Richard B. Fisher                                              VICE  PRESIDENT  OF THE FUND;  Executive  Vice  President  and
Federated Investors Tower                                      Trustee,  Federated Investors;  Chairman and Director,
Pittsburgh,  PA                                                Federated  Securities  Corp.;  President  or Vice  President of
BIRTHDATE:  MAY 17,  1923                                      Some of the Funds;  Director or Trustee of some of the Funds.


Joseph S.  Machi                                               VICE  PRESIDENT  AND  ASSISTANT  TREASURER  OF THE FUND;  Vice
Federated Investors Tower                                      President,  Federated  Administrative  Services;  Vice President
Pittsburgh, PA                                                 and Assistant Treasurer of some of the Funds.
BIRTHDATE:  MAY 22, 1962


(1) This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

(2) Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

(3) Member of the Audit Committee. The Audit Committee is responsible for reviewing compliance with all internal controls and all regulations related to the financial reporting process.

THE FUNDS

         As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:

         111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily
Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.

FUND OWNERSHIP

         As of February 3, 1997, Officers and Trustees owned less than 1% of the outstanding shares of the FUND.

         To the best knowledge of the FUND, as of February 3, 1997, one shareholder owned 5% or more of the outstanding shares of the FUND. Stephens Inc., Little Rock, Arkansas, owned approximately 310,647 shares (19.54%).

         The Trustees and officers of the Portfolio and their age and principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated below, the address of each officer is 6 St.
James Avenue, Suite 900, Boston, Massachusetts 02116.

                                                       PRINCIPAL OCCUPATIONS                     YEAR FIRST BECAME
TRUSTEE                                     AGE        FOR THE LAST FIVE YEARS                   A TRUSTEE
Fergus Reid, III                            64         Chairman and Chief Executive Officer,     1984
                                                       Lumelite Corporation, since September
971 West Road                                          1985; Trustee, Morgan Stanley
                                                       Portfolios.
New Canaan, CT  06840


Richard E. Ten Haken                        62         Former District Superintendent of         1984
                                                       Schools, Monroe No. 2 and Orleans
4 Barnfield Road                                       Counties, New York; Chairman of the
                                                       Finance and the Audit and Accounting
Pittsford, NY  14534                                   Committees, Member of the Executive
                                                       Committee; Chairman of the Board and
                                                       President, New York State Teachers'
                                                       Retirement System.


William J. Armstrong                        54         Vice President and Treasurer,             1987
                                                       Ingersoll-Rand Company.
49 Aspen Way

Upper Saddle River, NJ 07458


John R.H. Blum                              67         Attorney in Private Practice; formerly    1984
                                                       a Partner in the law firm of Richards,
322 Main Street                                        O'Neil & Allegaert; Commissioner of
                                                       Agriculture - State of Connecticut,
Lakeville, CT  06039                                   1992-1995.


*Joseph J. Harkins                          65         Retired; Commercial Sector Executive      1990
                                                       and Executive Vice President of The
257 Plantation Circle South                            Chase Manhattan Bank, N.A. from 1985
                                                       through 1989. He has been employed by
Ponte Vedra Beach, FL 32082                            Chase in numerous capacities and
                                                       offices since 1954. Director of
                                                       Blessings Corporation, Jefferson
                                                       Insurance Company of New York,
                                                       Monticello Insurance Company and
                                                       National.




*H. Richard Vartabedian                     60         Consultant, Republic Bank of New York;    1992
                                                       formerly, Senior Investment Officer,
P.O. Box 296                                           Division Executive of the Investment
                                                       Management Division of The Chase
Beach Road                                             Manhattan Bank, N.A., 1980 through 1991.

Hendrick's Head

Southport, ME  04576



Stuart W. Cragin, Jr.                       63         Retired; formerly President, Fairfield    1992
                                                       Testing Laboratory, Inc. He has
108 Valley Road                                        previously served in a variety of
                                                       marketing, manufacturing and general
Cos Cob, CT  06807                                     management positions with Union Camp
                                                       Corp., Trinity Paper & Plastics Corp.,
                                                       and Conover Industries


Irving L. Thode                             65         Retired; Vice President of Quotron        1992
                                                       Systems. He has previously served in a
80 Perkins Road                                        number of executive positions with
                                                       Control Data Corp., including President
Greenwich, CT  06830                                   of its Latin American Operations, and
                                                       General Manager of its Data Services
                                                       business.


W. Perry Neff                               69         Independent Financial Consultant;         1989
                                                       Director of North America Life
Trustee                                                Assurance Co., Petroleum & Resources
                                                       Corp. and The Adams Express Co.;
RR 1 Box 102                                           Formerly Director and Chairman of The
                                                       Hanover Funds, Inc.; Formerly Director,
Weston, VT  05181                                      Chairman and President of The Hanvover
                                                       Investment Funds Inc.


Roland R. Eppley, Jr.                       64         Retired; formerly President and Chief     1988
                                                       Executive Officer, Eastern States
Trustee                                                Bankcard Association Inc. (1971-1988);
                                                       Director, Janel Hydraulics, Inc.;
105 Coventry Place                                     Formerly, Director of The Hanover
                                                       Funds, Inc.
Palm Beach Gardens, FL  33418



W.D. MacCallan                              69         Director of The Adams Express Co. and     1989
                                                       Petroleum & Resources Corp.; formerly
Trustee                                                Chairman of the Board and Chief
                                                       Executive Officer of The Adams Express
624 East 45th Street                                   Co. and Petroleum & Resources Corp.;
                                                       formerly Director of The Hanover Fund,
Savannah, GA  31405                                    Inc. and The Hanover Investment Funds,
                                                       Inc.
* Interested Trustees as defined under the 1940 Act.


Remuneration of Trustees and Certain Executive Officers:

         Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Portfolio Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Portfolio Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Portfolio Adviser.

OFFICERS AND TRUSTEES OF THE FUNDS COMPENSATION

-------------------------------------- ------------------------------------- -------------------------------------
NAME, POSITION                         AGGREGATE COMPENSATION FROM THE       TOTAL COMPENSATION PAID TO TRUSTEES
                                       FUNDS(1)                              FROM THE FUNDS AND FUND COMPLEX*
WITH THE FUNDS
-------------------------------------- ------------------------------------- -------------------------------------
-------------------------------------- ------------------------------------- -------------------------------------
John F. Donahue,                       $-0-                                  $-0- for the Fund Complex
Chairman and Trustee
Thomas G. Bigley, Trustee              $117.71                               $3,700 for the Fund Complex
John T. Conroy, Jr., Trustee           $117.71                               $4,042 for the Fund Complex
William J. Copeland, Trustee           $117.71                               $4,042 for the Fund Complex
James E. Dowd, Trustee                 $117.71                               $4,042 for the Fund Complex
Lawrence D. Ellis, M.D., Trustee       $107.36                               $3,700 for the Fund Complex
Edward L. Flaherty, Jr., Trustee       $117.71                               $4,042 for the Fund Complex
Edward C. Gonzales, President,         $-0-                                  $-0- for the Fund Complex
Trustee and Treasurer
Peter E. Madden, Trustee               $107.36                               $3,700 for the Fund Complex
Gregory F. Meyer, Trustee              $107.36                               $3,700 for the Fund Complex
John E. Murray, Jr., J.D., S.J.D.,     $107.36                               $3,700 for the Fund Complex
Trustee
Wesley W. Posvar, Trustee              $107.36                               $3,700 for the Fund Complex
Marjorie P. Smuts, Trustee             $107.36                               $3,700 for the Fund Complex



(1) The aggregate compensation is provided for the Funds which was comprised of seven portfolios on December 31, 1996. Information is furnished for the period from May 2, 1996, date of election of Trustees, to December 31, 1996.

* The total compensation is provided for the Fund Complex, which consists of Blanchard Precious Metals Fund, Inc., The Virtus Funds and the Trust for the calendar year ended December 31, 1996.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1996 for each Trustee of the Trust:



                               Growth and       Pension or         Total
                               Income           Retirement         Compensation
                               Portfolio(1)     Benefits Accrued   from "Fund
                                                as Fund Expenses   Complex"(2)

Fergus Reid, III, Trustee      $14,393.16        0                  $78,456.65
Richard E. Ten Haken, Trustee  $9,595.45         0                  $52,304.39
William J. Armstrong, Trustee  $9,595.45         0                  $46,632.34
John R.H. Blum, Trustee        $9,595.45         0                  $51,304.37
Joseph J. Harkins, Trustee     $9,376.63         0                  $52,304.39
H. Richard Vartabedian,        $18,159.13        0                  $74,804.44
Trustee
Stuart W. Cragin, Jr.,         $9,595.45         0                  $52,304.39
Trustee
Irving L. Thode, Trustee       $9,595.45         0                  $52,304.39


(1) Prior to January 1, 1995, the Portfolio did not pay the Trustees expenses directly. Rather, the Trustees payments accrued against the underlying Fund, the Vista Growth and Income Fund. Data reflects Trustee compensation as if the Portfolio had paid such expenses directly. As of January 1, 1995, Trustee compensation will be paid by the Portfolio directly. Mr. Vartabedian received a 50% increment over regular Trustee compensation for serving as Chairman of the Portfolio. This incremental amount was paid by the Portfolio directly.

(2) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two (Portfolios) Funds advised by the Portfolio Adviser.

Vista Funds Retirement Plan for Eligible Trustees

         Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Portfolio Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Portfolio Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

         Set forth below in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, Thode, Neff, Epply and MacCallan are 11, 11, 8, 11, 3, 3, 3, 6, 7 and 6, respectively.



Years of

Service     Highest Annual Compensation Paid by All Vista Funds
            40,000                 45,000                 50,000         55,000
10          40,000                 45,000                 50,000         55,000
9           36,000                 40,500                 45,000         49,500
8           32,000                 36,000                 40,000         44,000
7           28,000                 31,500                 35,000         38,500
6           24,000                 27,000                 30,000         33,000
5           20,000                 22,500                 25,000         27,500


DEFERRED COMPENSATION PLAN

         Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Portfolio Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of the Fund on whose Board the Trustee sits. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year: Messrs. Ten Haken, Thode and Vartabedian.

                               MANAGEMENT SERVICES

Manager to the Trust

         The Trust's manager is Virtus Capital Management, Inc. ("VCM"), a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Banking Corporation to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Banking Corporation or its affiliates' lending relationships with an issuer.

         The manager shall not be liable to the Trust, the FUND, or any shareholder of the FUND for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.



Management Fees

         For its services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended October 31, 1996, and for the period from July 12, 1995, to October 31, 1995, the amount paid or accrued by the FUND to VCM was $85,166 and $6,416, respectively, all of which was waived. For the period November 1, 1994, to July 11, 1995, the amount paid or accrued by the FUND to Sheffield Management Corporation was $14,683, all of which was waived.

                             ADMINISTRATIVE SERVICES

         Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal year ended October 31, 1996 and for the period from July 12, 1995 to October 31, 1995, the amount paid or accrued by the FUND to Federated Administrative Services was $75,000 and $23,014, respectively.

Transfer Agent & Dividend Disbursing Agent

         Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent for the FUND. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders.

         Federated Shareholder Services Company also maintains FUND accounting records. The fee paid for this service is based upon the level of the FUND's average net assets for the period plus out-of-pocket expenses.

                                DISTRIBUTION PLAN

         The Trust has adopted a Plan for Shares of the FUND pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the FUND's Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the FUND and its shareholders and (ii) stimulate administrators to render administrative support services to the FUND and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the FUND; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests.

         Other benefits which the FUND hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the FUND with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

         By adopting the Plan, the then Board of Trustees expected that the FUND will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the FUND in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the FUND's objectives, and properly servicing these accounts, the FUND may be able to curb sharp fluctuations in rates of redemptions and sales.

         For the fiscal year ended October 31, 1996, the FUND paid $60,833 in distribution services fees, all of which was waived.

                             DESCRIPTION OF THE FUND

         Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

         The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

         The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.

                               SHAREHOLDER REPORTS

         Shareholders received an Annual Report containing financial statements audited by the FUND's independent accountants for the fiscal year ended October 31, 1996. The Financial Statements for the fiscal year ended October 31, 1996 are incorporated herein by reference to the Annual Report of the FUND filed with the U.S. Securities and Exchange Commission (File Nos. 33-3165 and 811-4579). A copy of the Annual Report may be obtained without charge by contacting the FUND at 1-800-829-3863.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS

                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT

                          AGENCIES OR INSTRUMENTALITIES

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

         FNMA BONDS -- are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

         FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         FHA  INSURED   NOTES  --  are  bonds   issued  by  the   Farmers   Home
Administration, the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees Paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to the Portfolio. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

         GNMA FHLMC BONDS and GNMA FNMA BONDS -- are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

         GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

         NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

         PUBLIC HOUSING BONDS -- are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

         PENN CENTRAL TRANSPORTATION CERTIFICATES -- are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

         SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

         WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the U.S. Government.

         FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

         FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS -- are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

         D.C. ARMORY BOARD BONDS -- are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

         EXPORT-IMPORT  BANK  CERTIFICATES  -- are  certificates  of  beneficial
interest  and   participation   certificates   issued  and   guaranteed  by  the
Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

         In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

         Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

         A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

         Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in high degree.

         Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

         AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

         A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

         BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI--Bonds rated "CI" are income bonds on which no interest is being paid.

         D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

         Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

         A-1--This  highest  category   indicates  that  the  degree  of  safety
regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

         A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the bigger designations.

         B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

         C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

         AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

         A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

         F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2--Issues   assigned  this  rating  have  a  satisfactory  degree  of
assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

         F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

         LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

         Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

         After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Portfolio's investment manager will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained the Prospectus and statement of additional information.



G01386-07 (2/97)

093265304





PAGE 1
KEYSTONE GROWTH AND INCOME FUND (S-1)
SEEKS GROWTH OF CAPITAL AND LONG-TERM GROWTH OF INCOME.

Dear Shareholders:

We are pleased to report to you on the Keystone Growth and Income Fund (S-1) for the fiscal year that ended on August 31, 1997. Following our letter to you, we have included a discussion with your Fund's portfolio manager and complete financial information.

PERFORMANCE

Keystone Growth and Income Fund (S-1) produced a total return of 34.76% for the 12 months that ended on August 31. The benchmark Standard & Poors 500 Index, an unmanaged index generally representative of the domestic stock market, returned 40.65% during the same period.
  We believe your Fund performed satisfactorily in a strong environment favoring large capitalization "blue chip" stocks. In a year in which market leadership tended to be confined to a relatively narrow band of the stocks of the largest companies with leadership rotating from sector to sector, your Fund successfully provided generous returns while seeking its objective through investments in a broadly diversified portfolio.

ENVIRONMENT

The 12-month period was an extremely rewarding time for investments in the stocks of the nation's largest companies. An environment of moderate growth, restrained inflation, relatively low interest rates, and strong corporate earnings encouraged investor confidence, and the broad market indices soared to new highs. The market did fall into a temporary correction from late February through early April 1997, as investors became concerned about the possibility of an over-heated economy that potentially could lead to revived inflation and higher interest rates. These concerns receded, however, by mid-April as reports of strong first quarter corporate profits and modest inflation reassured investors. The stock market resumed its ascent through the spring and early summer before drawing back somewhat toward the close of the fiscal year in August. Over the full 12 months, the strongest performance was turned in by many of the nation's largest, brand name companies that enjoyed national, and even international, leadership in their industries.

INVESTMENT STRATEGY

Throughout the period, the Keystone Growth and Income Fund (S-1) continued its emphasis on larger capitalization, high quality growth companies that have been at the core of the Fund's portfolio. In fact, the Fund has increased its emphasis on companies such as General Electric and Microsoft, which have been consistent strong performers and which have shown an ability to capitalize on their international franchises and industry leadership to increase their profitability. During the summer, your Fund also modestly increased its investments in medium-size companies, consistent with the Fund's discipline of investing in companies with strong earnings, solid managements and market leadership. We believe these mid-cap stock investments, which accounted for approximately 15% of net assets at the end of the fiscal year, have the potential to enhance performance should market leadership broaden beyond the largest capitalization stocks. The emphasis of the Fund, however, remains with the world class, blue chip growth companies on which the Fund traditionally has concentrated.

                                 -- CONTINUED--

PAGE 2
KEYSTONE GROWTH AND INCOME FUND (S-1)

OUTLOOK

We believe that as long as inflation remains subdued, interest rates can remain relatively stable and the favorable environment for stocks should continue. The outlook for large, blue chip stocks remains favorable, especially for those companies that have demonstrated an ability to capitalize on their industry leadership and strong franchises to grow their profitability. At the same time, the stock valuations of many of these companies have approached record levels, and it would not be unexpected if well managed, mid-sized companies show renewed market strength.
  A word of caution is in order. We believe that mutual fund investors should moderate their expectations about future returns, and not anticipate an indefinite continuation of the extraordinary, above-average returns that have characterized the market for the past 12 months. Moreover, it would not be unusual if the market experiences a major correction in stock prices. Such a correction may be painful when it occurs, but is a normal event in a market cycle. Investors experiencing them should remind themselves of their long-term objectives and not be overly influenced by short-term events.
  We thank you for your support of Keystone Growth and Income Fund (S-1).

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT CO.

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

[Photos of Albert H. Elfner, III and George S. Bissell appear here]

                               A Discussion With
                               Your Fund Manager

                   [Photo of Judith A. Warners appears here]

   JUDITH A. WARNERS IS PORTFOLIO MANAGER OF KEYSTONE GROWTH AND INCOME FUND (S-1). A MEMBER OF THE SECURITY ANALYSTS SOCIETY, MS. WARNERS HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. SHE HOLDS A BA FROM CURRY COLLEGE AND AN MBA FROM BABSON COLLEGE. SHE IS A MEMBER OF THE KEYSTONE GROWTH AND INCOME TEAM.

Q WHAT WAS THE ENVIRONMENT LIKE DURING THE YEAR THAT ENDED ON AUGUST 31?

A Basically, it was an environment that favored large cap stocks. In fact, while the overall market indices recorded very substantial increases over the 12 months, much of that was due to the performance of the largest 50 stocks. We started the fiscal year with a very supportive environment of strong economic growth and rising corporate profits. Early in 1997, however, investors became concerned that the growth might become too strong, and that inflation could return. The fear was that this could cause an increase in interest rates, which eventually would cut into corporate profits. The Federal Reserve Board did raise short-term rates once in late March. The anticipation and reaction to this one-time tightening of the money supply caused a sharp correction in March and early April. However, as evidence grew at the end of the first quarter that growth was slowing down and inflation did not appear to be a problem, the stock market took off again, with a very strong rally from mid-April through July. In fact, the Standard & Poors 500 Index rose 7% in July 1997 alone. Things started cooling a little bit in August, as some blue chip companies, most notably Gillette Co. and Coca-Cola Co., warned of earnings that will be disappointing to Wall Street. However, if you look at the period from August 31, 1996 through August 31, 1997, you would have to say generally that large capitalization, industry-leading companies with national and international franchises were the big winners in stock performance.

Q HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A We concentrated, and even increased our holdings, in the high quality, growth companies that have consistently been the core of our portfolio. If you look at our major investments, you will see names like General Electric Co., Microsoft Corp., IBM Corp., and Bristol-Myers Squibb Co. These are quality companies, with histories of demonstrable earnings growth, strong managements, and visible name brands. These blue chip companies consistently have made up 65% or more of the portfolio, and they have been an excellent investment over the past two years. This summer, we have increased somewhat our holdings in mid-cap companies that also have histories of earnings growth, strong managements,

PAGE 4
KEYSTONE GROWTH AND INCOME FUND (S-1)

TOP 10 STOCK HOLDINGS

AUGUST 31, 1997

                                                      % OF
COMPANY                                            NET ASSETS
General Electric Co.                                   3.3%
Microsoft Corp.                                        2.1%
International Business Machines Corp.                  2.1%
Bristol-Myers Squibb Co.                               2.0%
Merck & Co., Inc.                                      1.8%
SLM Holding Corp.                                      1.7%
American Home Products Corp.                           1.7%
Exxon Corp.                                            1.7%
Procter & Gamble Co.                                   1.6%
Intel Corp.                                            1.5%

and leadership positions in their industries. We have added to our positions in companies such as HBO & Co.; Kohl's Corp., a mid-western retailer; and Falcon Drilling, a company involved in offshore energy exploration. We believe that as the market broadens out and investors start looking for more growth niche stocks, these companies have the potential to do very well. In fact, we have started to see some evidence of a possible broadening out of market leadership in late summer. These mid-cap stocks, however, are not expected to account for more than 20-to-25% of the portfolio. The fund has been and will remain a blue chip-oriented fund.

Q IN THE LAST REPORT, YOU DISCUSSED AN EMPHASIS ON INTEREST-RATE SENSITIVE STOCKS, SUCH AS BANKS AND REAL ESTATE INVESTMENT TRUSTS. DO YOU STILL EMPHASIZE THIS AREA?

A We remain heavily weighted in interest-rate sensitive stocks. While we continue to have a heavy emphasis in real estate investment trusts, or REITs, we have cut back there a little bit primarily because that area was such a strong performer in 1996 and early 1997 that we decided to take some profits. We probably have increased our overall emphasis in the finance sector, including banks, insurance and security industries. However, we have taken some profits from the very big bank stocks, and redeployed into some mid-cap banking stocks. This is an area in the market that is benefiting from industry consolidation. Among the names we have added are First Commerce Corp., First American Corp., and Mellon Bank Corp. As long as the economy is moving along well and interest rates and inflation are stable, the finance sector is a good place to be.

Q IN WHAT OTHER AREAS DO YOU HAVE AN EMPHASIS?

A We have remained committed to the general pharmaceutical area, consistent with that industry's weighting in the S&P 500. In the drug area, we tend to own top-line growth companies with a consistent flow of new products to keep revenues growing. We hold positions in companies such as Bristol-Myers Squibb Co., Merck & Co., Inc., and American Home Products Corp. We are overweighted in telecommunications, which we believe has tremendous market opportunities. We own more integrated companies, such as Worldcom Inc., a leading Internet access provider company; equipment companies such as Northern Telecom Ltd.; and Cisco Systems, Inc., a systems router for telecommunications carriers. Other telecommunications-related holdings include Motorola Inc., GTE Corp, Loral Space and Communications, Ltd., and Iridium World Communications. The last two companies are involved in satellite communications.

TOP 5 INDUSTRIES

AUGUST 31, 1997

                                                      % OF
INDUSTRY                                           NET ASSETS
Healthcare Products & Services                        10.8%
Finance & Insurance                                   10.8%
Banks                                                  8.3%
Oil                                                    6.6%
Telecommunications Services & Equipment                6.4%

Q WHAT IS YOUR OUTLOOK?

A We continue to feel we are in a growth environment, with interest rates trending downward and inflation still under control. We are watching closely for signs of any pickup in inflation, but up until now productivity enhancements have offset any potential inflationary pressures. In this environment, we remain flexible, with a major commitment to the large cap stocks that have been market leaders, but with an eye to see if market movement toward mid-cap stocks becomes a sustained trend.

                             [Graphic appears here]

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE GROWTH AND INCOME FUND (S-1)

                            Growth of an Investment

[Graph appears below with the following information:]

Growth of an investment in
Keystone Growth and Income Fund (S-1)
(In Thousands)  August 31, 1987 through August 31, 1997

          Initial Investment       Dividend Reinvestment

8/87           $10,000.00               $10,000.00
8/88           $ 6,952.00               $ 7,545.00
8/89           $ 9,119.00               $10,185.00
8/90           $ 8,432.00               $ 9,721.00
8/91           $ 9,225.00               $12,133.00
8/92           $ 8,509.00               $12,179.00
8/93           $ 9,335.00               $13,922.00
8/94           $ 8,524.00               $13,822.00
8/95           $ 8,439.00               $14,739.00
8/96           $ 9,199.00               $18,463.00
8/97           $10,940.00               $24,879.00


[Line Graph appears below with the following information:]

             Fund           CPI           S&P 500

8/87      $10,000.00     $10,000.00     $10,000.00
8/88      $ 7,545.00     $10,402.00     $ 8,218.00
8/89      $10,185.00     $10,891.00     $11,262.00
8/90      $ 9,721.00     $11,502.00     $10,237.00
8/91      $12,133.00     $11,939.00     $12,985.00
8/92      $12,179.00     $12,315.00     $14,013.00
8/93      $13,922.00     $12,655.00     $16,140.00
8/94      $13,822.00     $13,021.00     $17,019.00
8/95      $15,739.00     $13,363.00     $20,663.00
8/96      $18,463.00     $13,747.00     $24,531.00
8/97      $24,879.00     $14,052.00     $34,496.00


  The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the lines marked "w/o sales charge."
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

HISTORICAL RECORD
CUMULATIVE TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                            104.28%
10 years                                           148.79%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                             15.36%
10 years                                             9.54%

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

  SHARES                                              VALUE
COMMON STOCKS-- 94.5%
                   AEROSPACE & DEFENSE-- 1.0%
     25,000        Boeing Co.....................  $  1,360,938
     20,600        United Technologies Corp......     1,608,087
                                                      2,969,025
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 4.3%
     93,000        Federal-Mogul Corp............     3,324,750
     65,000        Ford Motor Co.................     2,795,000
     40,000        Goodyear Tire & Rubber Co.....     2,465,000
     75,000   *    Lear Corp.....................     3,435,937
     50,000        Toyota Motor Corp.............     1,304,024
                                                     13,324,711
                   BANKS-- 8.3%
     46,000        BankAmerica Corp..............     3,027,375
     36,500        BankBoston Corp...............     3,034,062
     30,081        Chase Manhattan Corp..........     3,344,631
     76,000        First American Corp...........     3,206,250
     64,000        First Commerce Corp...........     3,404,000
     89,000        Firstar Corp..................     2,998,188
     76,000        Mellon Bank Corp..............     3,657,500
     30,000        NationsBank Corp..............     1,781,250
     27,500        Norwest Corp..................     1,579,531
                                                     26,032,787
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 0.5%
    275,000   *    Cemex SA......................     1,515,706
                   BUSINESS EQUIPMENT &
                   SERVICES-- 0.5%
     40,000   *    USA Waste Services, Inc.......     1,680,000
                   CAPITAL GOODS-- 5.6%
     75,000        Deere & Co....................     4,200,000
     50,000        Emerson Electric Co...........     2,734,375
    167,000        General Electric Co...........    10,437,500
                                                     17,371,875
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 2.2%
     70,000        Du Pont (E. I.) De Nemours &
                     Co..........................     4,361,875
     80,000        Morton International, Inc.....     2,660,000
                                                      7,021,875
  SHARES                                              VALUE

COMMON STOCKS-- CONTINUED
                   CONSUMER PRODUCTS &
                   SERVICES-- 3.2%
     32,000        Gillette Co...................  $  2,650,000
     37,000        Procter & Gamble Co...........     4,923,312
     65,400        Stewart Enterprises, Inc......     2,579,213
                                                     10,152,525
                   DIVERSIFIED COMPANIES-- 2.2%
     50,000        AlliedSignal, Inc.............     4,128,125
     35,000        Tyco International Ltd........     2,745,313
                                                      6,873,438
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 4.1%
     90,000   *    Analog Devices, Inc...........     2,981,250
     52,000        Intel Corp....................     4,782,375
     40,000        Motorola, Inc.................     2,935,000
     20,000        Texas Instruments, Inc........     2,272,500
                                                     12,971,125
                   FINANCE & INSURANCE-- 10.0%
     32,500   *    American Express Co...........     2,526,875
     45,000        American International Group,
                     Inc.........................     4,246,875
     60,800        Associates First Capital
                     Corp........................     3,530,200
     55,000        Federal National Mortgage
                     Association.................     2,420,000
     71,900        Greenpoint Financial Corp.....     4,426,344
     65,000        Hartford Life, Inc. Cl. A.....     2,425,312
     70,000        Nationwide Financial Services,
                     Inc. Cl. A..................     1,942,500
     40,000        SLM Holding Corp..............     5,420,000
     45,000   *    Travelers Group, Inc..........     2,857,500
     22,500        Washington Mutual, Inc........     1,345,781
                                                     31,141,387
                   FOOD & BEVERAGE PRODUCTS-- 3.0%
     53,000        Coca Cola Co..................     3,037,563
     70,000        Pepsico, Inc..................     2,520,000
     90,000        Philip Morris Companies,
                     Inc.........................     3,926,250
                                                      9,483,813

PAGE 8
KEYSTONE GROWTH AND INCOME FUND (S-1)

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 10.8%
     75,000        American Home Products Corp...  $  5,400,000
     83,300        Bristol-Myers Squibb Co.......     6,330,800
    140,000   *    Healthsouth Corp..............     3,491,250
     70,000        Johnson & Johnson.............     3,968,125
     33,000        Medtronic, Inc................     2,982,375
     60,000        Merck & Co., Inc..............     5,508,750
     60,000        Pfizer, Inc...................     3,322,500
     66,000        SmithKline Beecham Plc ADS....     2,858,625
                                                     33,862,425
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.9%
     75,000   *    United States Filter Corp.....     2,700,000
                   INFORMATION SERVICES &
                   TECHNOLOGY-- 4.0%
     58,000   *    BMC Software, Inc.............     3,628,625
     30,000   *    HBO & Co......................     2,146,875
     50,600   *    Microsoft Corp................     6,690,269
                                                     12,465,769
                   METAL PRODUCTS & SERVICES-- 2.4%
     37,000        Aluminum Co. of America.......     3,043,250
     25,000        Phelps Dodge Corp.............     2,010,938
    110,000        Vale Do Rio Doce Navegacao
                     SA..........................     2,560,249
                                                      7,614,437
                   OFFICE EQUIPMENT & SUPPLIES-- 2.9%
     40,000        Hewlett-Packard Co............     2,452,500
     66,000        International Business
                     Machines Corp...............     6,657,750
                                                      9,110,250
                   OIL-- 6.6%
     25,000        Anadarko Petroleum Corp.......     1,835,937
     38,000   *    British Petroleum Plc.........     3,215,750
     86,000        Exxon Corp....................     5,262,125
     30,000        Mobil Corp....................     2,182,500
     92,000        Royal Dutch Petroleum Co......     4,669,000
     30,000        Texaco, Inc...................     3,457,500
                                                     20,622,812
  SHARES                                              VALUE

COMMON STOCKS-- CONTINUED
                   OIL FIELD SERVICES-- 2.3%
     47,100        Diamond Offshore Drilling,
                     Inc.........................  $  2,572,838
    100,000   *    Falcon Drilling...............     3,150,000
     30,000        Halliburton Co................     1,432,500
                                                      7,155,338
                   PAPER & PACKAGING-- 2.4%
     50,000   *    Bowater, Inc..................     2,559,375
     55,000   *    Champion International Corp...     3,255,313
     30,000        International Paper Co........     1,582,500
                                                      7,397,188
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 1.6%
     20,000        Disney (Walt) Co..............     1,536,250
    140,000        Westinghouse Electric Corp....     3,605,000
                                                      5,141,250
                   REAL ESTATE-- 4.4%
     70,000        Arden Realty, Inc. REIT.......     2,021,250
     80,000        Beacon Properties REIT........     2,880,000
     45,000        Camden Property Trust REIT....     1,327,500
     80,000        First Industrial Realty Trust,
                     Inc. REIT...................     2,470,000
    100,001        Patriot American Hospitality,
                     Inc. REIT...................     2,437,524
     70,000        TriNet Corporate Realty Trust,
                     Inc. REIT...................     2,489,375
                                                     13,625,649
                   RETAILING & WHOLESALE-- 4.8%
     52,500   *    Costco Companies., Inc........     1,891,641
     42,000   *    Dollar General Corp...........     1,740,375
     72,000        Home Depot, Inc...............     3,397,500
     45,000   *    Kohls Corp....................     3,102,187
     60,000        Sears, Roebuck & Co...........     3,405,000
     40,000        Wal-Mart Stores, Inc..........     1,420,000
                                                     14,956,703

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 5.5%
     40,000   *    Cisco Systems, Inc............  $  3,013,750
     90,000        GTE Corp......................     4,010,625
    100,000   *    Iridium World Communications..     3,581,250
     33,700        Northern Telecom Ltd..........     3,340,512
    105,000   *    WorldCom, Inc.................     3,146,719
                                                     17,092,856
                   TRANSPORTATION-- 1.0%
     65,000        Canadian National Railway
                     Co..........................     3,229,688
                   TOTAL COMMON STOCKS
                     (COST $235,141,913).........   295,512,632
CONVERTIBLE PREFERRED-- 1.7%
                   FINANCE & INSURANCE-- 0.8%
     60,000        SunAmerica, Inc.
                     $3.188, PERCS...............     2,658,750
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 0.9%
     50,000        Loral Space & Communications
                     Ltd.
                     6.00%, Series 144A..........     2,693,750
                   TOTAL CONVERTIBLE PREFERRED
                     (COST $4,775,425)...........     5,352,500

  SHARES                                              VALUE

RIGHTS-- 0.0% (B)
                   METAL PRODUCTS & SERVICES-- 0.0% (B)
$   110,000        Vale Rio Doce Cia
                     12/31/99....................  $         10
                   TOTAL RIGHTS
                     (COST $0)...................            10

REPURCHASE AGREEMENT-- 3.6%
 11,311,000        Keystone Joint Repurchase
                     Agreement, Investments in
                     repurchase agreements, in a
                     joint trading account
                     purchased 8/27/97, 5.5847%,
                     maturing 9/2/97, maturing
                     value $11,318,019 (a)
                     (cost, $11,311,000).........    11,311,000

TOTAL INVESTMENTS--
  (COST $251,228,338)                      99.8%     312,176,142
OTHER ASSETS AND
  LIABILITIES-- NET                         0.2          759,339

NET ASSETS                                 100.0%   $312,935,481

* Non-income producing securities.
 (a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1997.
(b) Less than one-tenth of a percent.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.
ADS-- American Depository Shares.
PERCS-- Preferred Equity Redemption Cumulative Stock.
REIT-- Real Estate Investment Trust.

GEOGRAPHIC DIVERSIFICATION

The Fund may invest in securities principally traded in markets outside the United States. While investments in such securities are intended to reduce risk by providing further diversification, foreign investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. At August 31, 1997, the Fund had investments, excluding short-term investments, in the following countries:

                                                                       MARKET       PERCENTAGE OF
COUNTRY                                                                VALUE         NET ASSETS
United States....................................................   $274,590,328         87.8%
Bermuda..........................................................      3,581,250          1.1%
Brazil...........................................................      2,560,259          0.8%
Canada...........................................................      6,570,200          2.1%
Japan............................................................      1,304,024          0.4%
Mexico...........................................................      1,515,706          0.5%
The Netherlands..................................................      4,669,000          1.5%
United Kingdom...................................................      6,074,375          2.0%
                                                                    $300,865,142         96.2%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                        YEAR ENDED AUGUST 31,
                                                                         1997        1996        1995        1994        1993
NET ASSET VALUE BEGINNING OF YEAR                                        $25.05      $22.98      $23.21      $25.42      $23.17
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      0.15        0.12        0.25        0.16        0.11
Net gain (loss) on investments and foreign currency related
  transactions                                                             7.97        3.69        2.66       (0.35)       3.11
Total from investment operations                                           8.12        3.81        2.91       (0.19)       3.22
LESS DISTRIBUTIONS
From net investment income                                                (0.15)      (0.54)      (0.25)      (0.23)      (0.11)
In excess of net investment income                                        (0.05)      (0.22)      (0.11)      (0.05)      (0.17)
From net realized gain on investments                                     (3.18)      (0.98)      (2.78)      (1.74)      (0.69)
Total distributions                                                       (3.38)      (1.74)      (3.14)      (2.02)      (0.97)
NET ASSET VALUE END OF YEAR                                              $29.79      $25.05      $22.98      $23.21      $25.42
TOTAL RETURN (A)                                                          34.76%      17.31%      13.87%      (0.72%)     14.31%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                           1.57%       1.85%       1.75%       2.07%       2.28%
  Total expenses, excluding indirectly paid expenses                       1.56%       1.84%        N/A         N/A         N/A
  Net investment income                                                    0.55%       0.52%       1.09%       0.67%       0.47%
PORTFOLIO TURNOVER RATE                                                     109%        139%        115%         73%         96%
AVERAGE COMMISSION RATE PAID PER SHARE                                 $ 0.0598    $ 0.0635         N/A         N/A         N/A
NET ASSETS END OF YEAR (THOUSANDS)                                     $312,935    $224,819    $199,456    $208,532    $234,688


                                                                                        YEAR ENDED AUGUST 31,
                                                                         1992        1991        1990        1989        1988

NET ASSET VALUE BEGINNING OF YEAR                                        $25.12      $22.97      $24.82      $18.93      $27.23
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      0.15        0.19        0.22        0.32        0.46
Net gain (loss) on investments and foreign currency related
  transactions                                                            (0.11)       4.72       (1.29)       6.16       (6.77)
Total from investment operations                                           0.04        4.91       (1.07)       6.48       (6.31)
LESS DISTRIBUTIONS
From net investment income                                                (0.15)      (0.26)      (0.65)      (0.59)      (0.46)
In excess of net investment income                                        (0.17)      (0.25)      (0.09)          0           0
From net realized gain on investments                                     (1.67)      (2.25)      (0.04)          0       (1.53)
Total distributions                                                       (1.99)      (2.76)      (0.78)      (0.59)      (1.99)
NET ASSET VALUE END OF YEAR                                              $23.17      $25.12      $22.97      $24.82      $18.93
TOTAL RETURN (A)                                                           0.38%      24.82%      (4.56%)     34.99%     (24.55%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                           2.08%       2.33%       2.35%       2.05%       1.77%
  Total expenses, excluding indirectly paid expense                         N/A         N/A         N/A         N/A         N/A
  Net investment income                                                    0.61%       0.93%       1.36%       2.16%       2.28%
PORTFOLIO TURNOVER RATE                                                      95%         64%         47%         44%         82%
AVERAGE COMMISSION RATE PAID PER SHARE                                      N/A         N/A         N/A         N/A         N/A
NET ASSETS END OF YEAR (THOUSANDS)                                     $204,004    $176,985    $154,124    $187,696    $195,375

(a) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE GROWTH AND INCOME FUND (S-1)

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

ASSETS
 Investments, at value
   (identified cost-- $251,228,338)             $312,176,142
 Cash                                                    617
 Receivable for investments sold                     840,449
 Dividends and interest receivable                   480,647
 Receivable for Fund shares sold                     176,238
 Prepaid expenses                                     43,781
   Total assets                                  313,717,874
LIABILITIES
 Payable for investments purchased                   296,083
 Payable for Fund shares redeemed                    201,603
 Distribution plan expense payable                   201,129
 Due to affiliates                                    10,500
 Accrued expenses and other liabilities               73,078
   Total liabilities                                 782,393
NET ASSETS                                      $312,935,481
NET ASSETS REPRESENTED BY
 Paid-in capital                                $214,226,655
 Accumulated distributions in excess of
   net investment income                             (16,188)
 Accumulated net realized gain on investments
   and foreign currency related transactions      37,777,500
 Net unrealized appreciation on investments
   and foreign currency related transactions      60,947,514
   Total net assets applicable to outstanding
     shares of beneficial interest ($29.79 per
     share on 10,504,769 shares outstanding)    $312,935,481

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1997

INVESTMENT INCOME
 Dividends (net of foreign taxes
   of $58,633)                                      $ 5,155,917
 Interest                                               533,010
   Total income                                       5,688,927
EXPENSES
 Management fee                     $ 1,794,364
 Distribution plan expenses           1,535,556
 Transfer agent fees                    683,706
 Accounting expenses                     44,985
 Trustee fees and expenses                5,931
 Custodian fees                         136,192
 Registration fees                       47,804
 Auditing and legal                      41,471
 Printing                                31,980
 Miscellaneous expenses                   6,423
   Total expenses                     4,328,412
   Less: Expenses paid indirectly       (20,588)
 Net expenses                                         4,307,824
 Net investment income                                1,381,103
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain (loss) on
   Investments                       42,390,850
   Foreign currency related
     transactions                       (12,863)
 Net realized gain on investments
   and foreign currency related
   transactions                                      42,377,987
 Net change in unrealized
   appreciation on investments and
   foreign currency related
   transactions                                      35,362,301
 Net realized and unrealized gain
   on investments and foreign
   currency related transactions                     77,740,288
 Net increase in net assets
   resulting from operations                        $79,121,391

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED AUGUST 31,
                                                                                              1997            1996
OPERATIONS
  Net investment income                                                                   $  1,381,103    $  1,158,899
  Net realized gain on investments and foreign currency related transactions                42,377,987      35,400,173
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                          35,362,301      (2,334,533)
     Net increase in net assets resulting from operations                                   79,121,391      34,224,539
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                                (1,381,103)     (4,796,628)
  In excess of net investment income                                                          (640,844)     (1,898,638)
  From net realized gain on investments                                                    (30,039,258)     (8,574,523)
     Total distributions to shareholders                                                   (32,061,205)    (15,269,789)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                103,353,377      54,640,514
  Payment for shares redeemed                                                              (89,890,447)    (61,283,587)
  Net asset value of shares issued in reinvestment of distributions                         27,593,101      13,051,460
     Net increase in net assets resulting from capital share transactions                   41,056,031       6,408,387
     Total increase in net assets                                                           88,116,217      25,363,137
NET ASSETS:
  Beginning of year                                                                        224,819,264     199,456,127
  End of year, including undistributed (distributions in excess of) net investment
     income of ($16,188) and $5,624,332, respectively                                     $312,935,481    $224,819,264

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE GROWTH AND INCOME FUND (S-1)

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Growth and Income Fund (S-1), (the "Fund") is a Pennsylvania trust for which Keystone Investment Management Company ("Keystone") is the investment adviser and manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is growth of capital and long-term growth of income.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.
  Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders.
  Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at an amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions and foreign currency transactions. Net realized foreign currency gains and losses resulting from the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received are reflected in dividend and interest income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise tax is required.

G. DISTRIBUTIONS

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for net realized gains from foreign currency related transactions and certain distributions received from investments in real estate investment trusts.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                   YEAR ENDED AUGUST 31,
                                     1997          1996
Shares sold                        3,800,615     2,238,539
Shares redeemed                   (3,349,695)   (2,509,938)
Shares issued in reinvestment
  of dividends and
  distributions                    1,079,325       568,144
Net increase                       1,530,245       296,745

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended August 31, 1997 were $295,493,216 and $285,581,225, respectively.
  On August 31, 1997, the cost of investments for federal income tax purposes was $251,233,941, gross

PAGE 16
KEYSTONE GROWTH AND INCOME FUND (S-1)

unrealized appreciation of investments was $61,779,044 and gross unrealized depreciation of investments was $836,843, resulting in net unrealized appreciation of $60,942,201 for federal income tax purposes.

4. DISTRIBUTION PLAN

Since December 11, 1996, Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted a Distribution Plan as allowed by Rule 12b-1 of the 1940 Act. The Distribution plan permits the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution plan expenses". The Fund pays a service fee equal to 0.25% of its average daily net assets and a distribution fee equal to 0.75% of its average daily net assets. Distribution Plan expenses are calculated daily and paid monthly.
  With respect to the Fund's shares, the principal underwriter may incur distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.
  Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD or its predecessor.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed daily and paid monthly, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under the investment advisory agreement between KMI and Keystone, Keystone served as investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the year ended August 31, 1997, the Fund paid or accrued $44,985 to Keystone for certain accounting services. Additionally, Evergreen Keystone Services Company ("EKSC") (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Effective January 1, 1997, BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, began serving as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DISTRIBUTIONS TO SHAREHOLDERS

A dividend of $0.05 per share was declared on September 22, 1997 from net investment income. This dividend was payable on September 24, 1997 to shareholders of record at the close of business on September 22, 1997. This dividend is not reflected in these financial statements.

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE GROWTH AND INCOME FUND (S-1)

We have audited the accompanying statement of assets and liabilities of Keystone Growth and Income Fund (S-1), including the schedule of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Growth and Income Fund (S-1) as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
September 26, 1997

                    FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS
                                  (UNAUDITED)

During the fiscal year ended August 31, 1997, The Fund paid distributions of $32,061,205. Included in these distributions are, $22,387,749 long-term capital gain distributions. The remaining $9,678,533 is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts. Of the ordinary income distributions, 42%, is eligible for the corporate dividends received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and internal revenue service (tax) purposes.
In January 1998, we will send you complete information on the distributions paid during calendar year 1997 to help you in completing your federal tax return.

                                     KEYSTONE
                                FAMILY OF FUNDS

                             [Graphic appears here]

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN KEYSTONE DISTRIBUTOR, INC.

Evergreen KeystoneSM is a Service Mark of
Evergreen
Keystone Investment Services, Inc.
Copyright 1997.

[Graphic appears here]


S1-R Rev 01

                                    KEYSTONE

                          (Photo Exists in Film ONLY.
                               Will See on Dylux)

                                   GROWTH AND
                               INCOME FUND (S-1)

                  [Evergreen Keystone Funds logo appears here]

                                 ANNUAL REPORT
                                AUGUST 31, 1997

                            EVERGREEN KEYSTONE FUNDS
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                               200 Berkeley Street
                              Boston, MA 02116-5034


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.


Attn: File Room

Re: Keystone Growth & Income Fund
       File No. 811-98
       CCC # azz*ud8s
       CIK # 0000055624


Commissioners:

Please be advised that the 8/31/97 Annual Report for the above referenced Fund was submitted to your office on October 8, 1997, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3570.



                                                    Very Truly Yours,

                                                    /s/ Doug Miller
                                                    Doug Miller
                                                    Assistant Vice President








BLANCHARD                                  BLANCHARD
GROWTH & INCOME                            GROWTH &
FUND                                       INCOME
                                           FUND

Portfolio Adviser
The Chase Manhattan Bank

                                           Annual
                                           Report

                                           October 31, 1997


                                    Annual

The Blanchard Group of Funds are available through Signet/R/ Financial Services, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

- -------------------------------------     Available through
Investment products are not deposits,     Signet Financial
obligations of, or guaranteed by any      Services, Inc.
bank. They are not insured by the
FDIC. The involve risk, including
the possible loss of principal            Managed by Virtus Capital
invested.                                 Management, Inc.
- ------------------------------------
Federated Securities Corp. is the
distributor of the Fund.

(2235)
CUSIP 093265304
G01684-10 (12/94)

PRESIDENT'S MESSAGE

December 15, 1997

Dear Shareholder:

I am pleased to present the Annual Report for the Blanchard Growth & Income Fund covering the fund's fiscal year, from November 1, 1996 through October 31, 1997. The report includes a discussion by the fund's portfolio management team, complete listing of the fund's holdings and the financial statements.

During the 12-month reporting period, the fund's high-quality stock holdings produced a strong total return of 28.22% through dividends totaling $0.07 per share, capital gains totaling $0.28 per share, and an increase in share price from $9.45 to $11.69.* Assets in the fund reached $17.4 million at the end of the reporting period.

Thank you for pursuing your long-term financial goals through the diversification and professional management of the Blanchard Growth & Income Fund. If you have comments or questions, please call Investors' Services at 1-800-829-3863.

                                Sincerely,

                                [Singature of Edward C. Gonzales]
                                Edward C. Gonzales
                                President

*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






Dear Shareholder,

  We are pleased to present this Annual Report for the Blanchard Growth & Income Fund for the fiscal year ended October 31, 1997.

The Value of a $10,000 Investment in the Blanchard Growth & Income Fund

The graph below illustrates the hypothetical investment of $10,000 in the Blanchard Growth & Income Fund (the "Fund") from October 31, 1987 to October 31, 1997 compared to the Lipper Growth & Income Fund Index+.

Average Annual Total Returns through 10/31/87
Blanchard Growth & Income Fund*
1 Year                        28.22%
5 Year                        16.11%
10 Year                       22.16%

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX A

*The average annual returns quoted above assume reinvestment of distributions. Total return includes changes in principal value. Average annual return is total return annualized and compounded. Past performance is no guarantee of future results.

To achieve its investment objectives, the Fund invests 100% of its assets in the Growth & Income Portfolio (the "Portfolio"), which has identical investment objectives. The performance of the Fund, therefore, depends on the performance of the Portfolio. Because the Fund had no performance history prior to November 1, 1994, the graph set forth above, insofar as it relates to the period prior to November 1, 1994, presents historical performance of the Portfolio adjusted to reflect expenses estimated at the Fund's inception to be charged to shareholders of the Fund.

+ The Lipper Growth & Income Fund Index is an equally weighted performance index of the 30 largest funds in Lipper's Growth & Income Fund category, adjusted for capital gains, distributions and income dividens. Investments cannot be made in an index.

This chart is for comparative purposes only and is not intended to reflect on future performance of the Blanchard Growth & Income Fund or the index.

                                EQUITIES HIGHER

  The U.S. economy, in one of the longest expansions in history, set the stage for solid stock market gains during the reporting period. The market benefited from corporate profit growth, low inflation and continuing inflows from both U.S. and overseas investors. The largest U.S. stocks showed slightly higher gains than small- and mid-capitalization issues. However, smaller issues closed the gap later in the year as investors focused on compelling valuations and earnings. While U.S. stocks were not immune to October's global correction caused by economic and currency instability in Asia, prices recovered as investors recognized the enduring strength of U.S. economic fundamentals.

                               U.S. BOND MARKETS
                               BECOME SAFE HAVEN

  U.S. bond markets were driven by an acute sensitivity to whether the high levels of economic growth would lead to a resurgence of inflation. While this caused bond investors to react to each economic report, inflation remained muted. As the year ended, U.S. bond markets rallied as global investors turned to U.S. Treasury securities in light of global stock market instability.

  After a three-year period in which U.S. stock prices doubled, the October volatility served as a reminder that equity markets are inherently volatile over the short-term. It is important for you to understand the potential risks and returns in an investment program based on your time horizon and risk tolerance. All of us at Blanchard look forward to continuing to help you work toward your financial goals.

                                  HIGHLIGHTS

 . Economic expansion in the U.S. set the stage for solid stock market gains during the reporting period.

 . The stock market benefited from corporate profit growth, low inflation and continuing inflows from U.S. and overseas investors.

 . Bond markets were sensitive to whether the high levels of economic growth would lead to a resurgence of inflation. The bond markets rallied as global investors turned to U.S. Treasury securities in light of global stock market instability.

                                  PERFORMANCE

  Blanchard Growth & Income Fund, which seeks to provide long-term capital appreciation and dividend income produced a total return of 28.22%, for the fiscal year ended October 31, 1997.

                                   STRATEGY

  The fund benefited from overweighted positions in financial stocks as interest rates fell in response to moderating economic growth in 1996. Anticipating that the economy would pick up in early 1997, fund management cut financial exposure but maintained an overweighted stance in technology while adding to sectors such as capital goods, which historically tend to do well in a growing economy.

During the period of volatility following the interest rate hike which occurred on March 25, 1997, fund management turned to technology and health care companies whose stocks, in its opinion, had been battered. By early summer, fund management took a sector-neutral approach and began moving towards stronger valuations at the lower end of the large-cap range and in mid-cap companies.

                                    OUTLOOK

  Fund management are looking for companies that they believe will maintain earnings in a slower economy, as well as those that may benefit from expected lower interest rates. The fund expects to maintain its overweighted stance in mid-cap insurers, but is avoiding aggressive investments in technology until the earnings picture of companies in that sector clears.

                           Sincerely,


                           The Investment Management Team
                           at Chase Manhattan Bank

                           Portfolio Advisers to the
                           Growth & Income Portfolio



BLANCHARD GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
- -----------------------------------------------------------------------------

ASSETS:
- -------------------------------------
Investments in Portfolio, at value    $17,390,821
- -------------------------------------
Receivable for shares sold                 99,575
- -------------------------------------
Deferred organizational expense            37,219
- ------------------------------------- -----------
  Total assets                         17,527,615
- -------------------------------------
LIABILITIES:
- ----------------------------
Payable for shares redeemed  $  7,248
- ----------------------------
Accrued expenses               30,377
- ---------------------------- --------
  Total liabilities                        37,625
- ------------------------------------- -----------
NET ASSETS                            $17,489,990
- ------------------------------------- -----------
NET ASSETS CONSIST OF:
- -------------------------------------
Paid in capital                       $12,414,282
- -------------------------------------
Net unrealized appreciation of
investments in Portfolio                2,907,011
- -------------------------------------
Accumulated net realized gain on
investments in Portfolio                2,119,177
- -------------------------------------
Undistributed net investment income        49,520
- ------------------------------------- -----------
  Total Net Assets                    $17,489,990
- ------------------------------------- -----------
SHARES OUTSTANDING                      1,495,770
- ------------------------------------- -----------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PROCEEDS PER SHARE:
(net assets / shares outstanding)          $11.69
- ------------------------------------- -----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
- -----------------------------------------------------------------------------

INVESTMENT INCOME  ALLOCATED FROM PORTFOLIO:
- ----------------------------------------------------
Dividend                                              $  256,253
- ----------------------------------------------------
Interest                                                  88,136
- ----------------------------------------------------  ----------
Expenses allocated from Portfolio                        (77,611)
- ----------------------------------------------------  ----------
  Net investment income allocated from Portfolio         266,778
- ----------------------------------------------------  ----------
EXPENSES:
- ----------------------------------------
Management fee                            $  115,747
- ----------------------------------------
Administrative personnel and services
fee                                           75,000
- ----------------------------------------
Transfer and dividend disbursing agent
fees and expenses                             51,024
- ----------------------------------------
Directors'/Trustees' fees                      2,034
- ----------------------------------------
Auditing fees                                 11,506
- ----------------------------------------
Legal fees                                     6,101
- ----------------------------------------
Distribution services fee                     42,728
- ----------------------------------------
Share registration costs                      20,492
- ----------------------------------------
Printing and postage                          42,183
- ----------------------------------------
Insurance                                      2,662
- ----------------------------------------
Amortization of organizational costs          18,167
- ----------------------------------------
Miscellaneous                                  1,486
- ----------------------------------------  ----------
  Total expenses                             389,130
- ----------------------------------------
Waivers--
- ----------------------------
 Waiver of Management fee      $(115,747)
- ----------------------------
 Waiver of Distribution
services fee                     (42,728)
- ----------------------------
 Waiver of Administrative
personnel and services fee       (18,905)
- ---------------------------- -----------
  Total waivers                             (177,380)
- ----------------------------------------  ----------
    Net expenses                                         211,750
- ----------------------------------------------------  ----------
      Net investment income                               55,028
- ----------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM PORTFOLIO:
- ----------------------------------------------------
Net realized gain on investment transactions           2,379,002
- ----------------------------------------------------
Net realized gain on financial futures contracts
transactions                                              63,908
- ----------------------------------------------------  ----------
  Net realized gain from Portfolio                     2,442,910
- ----------------------------------------------------
Net change in unrealized appreciation of
investments in Portfolio                               1,570,778
- ----------------------------------------------------  ----------
  Net realized and unrealized gain on investments
  in Portfolio                                         4,013,688
- ----------------------------------------------------  ----------
    Change in net assets resulting from operations    $4,068,716
- ----------------------------------------------------  ----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
- ------------------------------------------------------------------------------

                                                       YEAR ENDED OCTOBER 31,
                                                       ------------------------
                                                          1997         1996
- ------------------------------------------------------ -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
- ------------------------------------------------------
OPERATIONS--
- ------------------------------------------------------
Net investment income                                  $    55,028  $   100,911
- ------------------------------------------------------
Net realized gain on investment transactions             2,379,002      931,403
- ------------------------------------------------------
Net realized gain on financial futures contracts
transactions                                                63,908       25,334
- ------------------------------------------------------
Net change in unrealized appreciation of investments
in Portfolio                                             1,570,778      849,993
- ------------------------------------------------------ -----------  -----------
  Change in net assets resulting from operations         4,068,716    1,907,641
- ------------------------------------------------------ -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS--
- ------------------------------------------------------
Distributions from net investment income                  (106,419)     --
- ------------------------------------------------------
Distributions from net realized gains                     (440,487)    (153,889)
- ------------------------------------------------------ -----------  -----------
  Change in net assets resulting from distributions to
  shareholders                                            (546,906)    (153,889)
- ------------------------------------------------------ -----------  -----------
SHARE TRANSACTIONS--
- ------------------------------------------------------
Proceeds from sale of shares                             3,543,603   12,224,700
- ------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                          525,487      143,325
- ------------------------------------------------------
Cost of shares redeemed                                 (5,650,094)  (5,015,878)
- ------------------------------------------------------ -----------  -----------
  Change in net assets resulting from share
  transactions                                          (1,581,004)   7,352,147
- ------------------------------------------------------ -----------  -----------
    Change in net assets                                 1,940,806    9,105,899
- ------------------------------------------------------
NET ASSETS:
- ------------------------------------------------------
Beginning of period                                     15,549,184    6,443,285
- ------------------------------------------------------ -----------  -----------
End of period (including undistributed net investment
income of $49,520 and $100,911, respectively)          $17,489,990  $15,549,184
- ------------------------------------------------------ -----------  -----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
- -----------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                          YEAR ENDED OCTOBER 31,
                          ------------------------
                           1997     1996     1995
- ------------------------  -------  -------  ------
NET ASSET VALUE,
BEGINNING OF PERIOD        $ 9.45   $ 8.11  $ 7.00
- ------------------------
INCOME FROM INVESTMENT
OPERATIONS
- ------------------------
 Net investment income
(loss)                       0.04     0.06   (0.03)
- ------------------------
 Net realized and
 unrealized gain on
 investments
 and futures contracts       2.55     1.44    1.15
- ------------------------  -------  -------  ------
Total from investment
operations                   2.59     1.50    1.12
- ------------------------  -------  -------  ------
LESS DISTRIBUTIONS
- ------------------------
 Distributions from net
investment income           (0.07)   --      (0.01)
- ------------------------
 Distributions from net
 realized gain on
 investments
 and futures contracts      (0.28)   (0.16)   --
- ------------------------  -------  -------  ------
Total distributions         (0.35)   (0.16)  (0.01)
- ------------------------  -------  -------  ------
NET ASSET VALUE, END OF
PERIOD                     $11.69   $ 9.45  $ 8.11
- ------------------------  -------  -------  ------
TOTAL RETURN (A)            28.22%   18.77%  16.03%
- ------------------------
RATIOS TO AVERAGE NET
ASSETS
- ------------------------
 Expenses (b)                1.75%    1.90%   3.81%
- ------------------------
 Net investment income
(loss)                       0.33%    0.83%  (0.64%)
- ------------------------
 Expense
waiver/reimbursement (c)     1.07%    1.71%   0.77%
- ------------------------
SUPPLEMENTAL DATA
- ------------------------
 Net assets, end of
period (000 omitted)      $17,490  $15,549  $6,443
- ------------------------

(a) Based on net asset value.

(b) Reflects the Fund's proportionate share of the respective Portfolio's expenses and the Fund's fee waivers and expense reimbursements by the Funds' Manager, Distributor and Administrator.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


BLANCHARD GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
- -----------------------------------------------------------------------------

1. ORGANIZATION

Blanchard Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six funds. The financial statements included herein are only those of Blanchard Growth & Income Fund (the "Fund"). The financial statements of the other funds are presented separately. The assets of each fund are segregated and a shareholder's interest is limited to the fund in which shares are held.

The Fund's investment objective is to provide long-term capital appreciation and dividend income. The Fund seeks to achieve its investment objective by investing all of its investable assets in Growth & Income Portfolio (the "Portfolio") which is an open-end management investment company having the same investment objective as the Fund. The Portfolio is advised by Chase Manhattan Corporation N.A., its Portfolio Adviser. At October 31, 1997, the Fund owned 0.65% of the Portfolio.

These financial statements should be read together with the accompanying portfolio of investments and financial statements of the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--The Fund records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the Notes to those accompanying Financial Statements.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--The Fund records daily its pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Expenses directly attributable to the Fund are charged to the Fund. Certain expenses for the Trust are allocated among all the Funds in the Trust based upon their relative average net assets. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.



BLANCHARD GROWTH & INCOME FUND
- -----------------------------------------------------------------------------
  RECLASSIFICATION OF NET ASSET ACCOUNTS--During the year ended October 31, 1997, the Fund reclassified the effects of certain differences between the financial statement amounts and distributions determined in accordance with income tax regulations. These differences were reclassified (increase/(decrease)) between paid-in capital and accumulated net realized gain/(loss) on investments:

   PAID-IN                                                     ACCUMULATED NET
   CAPITAL                                                      REALIZED GAIN
   -------                                                     ---------------
   $826,779                                                       ($826,779)

  FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  DEFERRED EXPENSES--The costs incurred by the Fund with respect to organizational expenses and registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in shares were as follows:

                                                               YEAR ENDED
                                                              OCTOBER 31,
                                                           -------------------
                                                             1997      1996
- ---------------------------------------------------------  --------  ---------
Shares sold                                                 336,561  1,400,562
- ---------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                     54,624     17,436
- ---------------------------------------------------------
Shares redeemed                                            (540,682)  (567,216)
- ---------------------------------------------------------  --------  ---------
  Net change resulting from share transactions             (149,497)   850,782
- ---------------------------------------------------------  --------  ---------

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE--Virtus Capital Management, Inc., the Fund's manager (the "Manager"), receives for its services an annual management fee equal to 0.70% of the Fund's average daily net assets. The Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion.



BLANCHARD GROWTH & INCOME FUND
- ------------------------------------------------------------------------------
ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with administrative personnel and services. The fee is based on the level of average aggregate daily net assets of the Trust for the period. The administrative fee received during any fiscal year for the Fund shall be at least $75,000. The administrator may voluntarily choose to waive any portion of its fee. The administrator can modify or terminate this voluntary waiver at any time at its sold discretion.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to reimburse FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund for which it receives a fee. This fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors of FServ, FAS and FSC.

5. SUBSEQUENT EVENT

On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). This merger consummated on November 28, 1997. As a result of this merger, First Union now controls Virtus Capital Management, Inc., the Fund's investment manager.

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Fund would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by affiliates of First Union. The reorganization would result in the liquidation and termination of the Fund. Pursuant to the reorganization, shareholders of the Fund will receive, tax-free, the number of shares of the Acquiring Fund having a value equal to the value of their shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Fund.


INDEPENDENT AUDITORS' REPORT
- ------------------------------------------------------------------------------

To the Board of Trustees of BLANCHARD FUNDS and Shareholders of BLANCHARD GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Blanchard Growth & Income Fund as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for the periods ended in 1997 and 1996. The financial highlights for the period ended in 1995 was audited by other auditors, whose report thereon dated December 22, 1995, expressed an unqualified opinion. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blanchard Growth & Income Fund as of October 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As more fully described in Note 5, on November 28, 1997 the Fund entered into an Agreement and Plan of Reorganization, pursuant to which on or about February 27, 1998, all of the assets, and certain liabilities of the Fund would be acquired in exchange for shares of a similarly managed fund that is advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Fund.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
December 22, 1997


GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
- ------------------------------------------------------------------------------

   SHARES                   ISSUER                       VALUE
 ---------- --------------------------------------   --------------
 LONG-TERM INVESTMENTS--96.4%
 -------------------------------------------------
 COMMON STOCK--89.1%
 -------------------------------------------------
            AEROSPACE--0.8%
            --------------------------------------
    300,000 United Technologies, Corp.               $   21,000,000
            --------------------------------------   --------------
            AGRICULTURAL PRODUCTION/SERVICES--1.8%
            --------------------------------------
    250,000 AGCO Corp.                                    7,250,000
            --------------------------------------
    450,000 Case Corp.                                   26,915,625
            --------------------------------------
    250,000 Deere & Co.                                  13,156,250
            --------------------------------------   --------------
                                                         47,321,875
            --------------------------------------   --------------
            AIRLINES--1.3%
            --------------------------------------
    300,001 AMR Corp., Delaware*                         34,931,366
            --------------------------------------   --------------
            AUTOMOTIVE--1.3%
            --------------------------------------
    245,000 General Motors                               15,725,938
            --------------------------------------
    401,000 Lear Corp.*                                  19,273,063
            --------------------------------------   --------------
                                                         34,999,001
            --------------------------------------   --------------
            BANKING--6.4%
            --------------------------------------
    450,000 BankAmerica Corp.                            32,175,000
            --------------------------------------
    325,000 Comerica, Inc.                               25,695,313
            --------------------------------------
    410,000 First Union Corp.                            20,115,625
            --------------------------------------
    325,000 NationsBank Corp.                            19,459,375
            --------------------------------------
    500,000 Norwest Corp.                                16,031,250
            --------------------------------------
     65,000 Signet Banking Corp.                          3,497,813
            --------------------------------------
    175,000 U.S. Bancorp                                 17,795,312
            --------------------------------------
    500,000 Washington Mutual Inc.                       34,218,750
            --------------------------------------   --------------
                                                        168,988,438
            --------------------------------------   --------------
            BROADCASTING--1.6%
            --------------------------------------
    206,000 Clear Channel Communications, Inc.*          13,596,000
            --------------------------------------
    500,000 Comast Corp., Special Class A                13,750,000
            --------------------------------------


GROWTH & INCOME PORTFOLIO
- ------------------------------------------------------------------------------

   SHARES                    ISSUER                        VALUE
 ---------- ----------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 ---------------------------------------------------
 COMMON STOCK--CONTINUED
 ---------------------------------------------------
            BROADCASTING--CONTINUED
            ----------------------------------------
    645,341 Tele-Communications, TCI Group, Class A*   $   14,802,509
            ----------------------------------------   --------------
                                                           42,148,509
            ----------------------------------------   --------------
            BUSINESS SERVICES--0.5%
            ----------------------------------------
    450,000 Equifax, Inc.                                  13,978,125
            ----------------------------------------   --------------
            CHEMICALS--2.1%
            ----------------------------------------
    450,000 Dow Chemical Co.                               40,837,500
            ----------------------------------------
    250,000 duPont (EI) deNemours                          14,218,750
            ----------------------------------------   --------------
                                                           55,056,250
            ----------------------------------------   --------------
            COMPUTER SOFTWARE--2.1%
            ----------------------------------------
    150,000 Cisco Systems, Inc.*                           12,304,680
            ----------------------------------------
    550,000 Computer Associates International              41,009,375
            ----------------------------------------
     35,000 McAfee Associates, Inc.*                        1,741,250
            ----------------------------------------   --------------
                                                           55,055,305
            ----------------------------------------   --------------
            COMPUTERS/COMPUTER HARDWARE--4.9%
            ----------------------------------------
    387,500 Compaq Computer Corp.*                         24,703,125
            ----------------------------------------
    650,000 EMC Corp., Mass.*                              36,400,000
            ----------------------------------------
    338,000 International Business Machines Corp.          33,145,125
            ----------------------------------------
    280,000 Storage Technology Corp.*                      16,432,500
            ----------------------------------------
    600,000 Sun Microsystems, Inc.*                        20,550,000
            ----------------------------------------   --------------
                                                          131,230,750
            ----------------------------------------   --------------
            CONSTRUCTION MACHINERY--0.8%
            ----------------------------------------
    400,000 Caterpillar, Inc.                              20,500,000
            ----------------------------------------   --------------
            CONSUMER PRODUCTS--2.2%
            ----------------------------------------
    275,000 Avon Products, Inc.                            18,012,500
            ----------------------------------------
    200,000 Colgate-Palmolive Co.                          12,950,000
            ----------------------------------------
    725,000 Philip Morris Companies, Inc.                  28,728,125
            ----------------------------------------   --------------
                                                           59,690,625
            ----------------------------------------   --------------


GROWTH & INCOME PORTFOLIO
- -----------------------------------------------------------------------------

  SHARES                        ISSUER                           VALUE
 --------- -----------------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 ---------------------------------------------------------
 COMMON STOCK--CONTINUED
 ---------------------------------------------------------
           DIVERSIFIED--4.2%
           -----------------------------------------------
    95,500 American Standard Companies, Inc.*                $    3,414,125
           -----------------------------------------------
 1,200,000 BTR Ltd. PLC, ADR (United Kingdom)                    16,359,600
           -----------------------------------------------
 1,000,000 Canadian Pacific, Ltd.                                29,812,500
           -----------------------------------------------
   930,000 Tyco International Ltd.                               35,107,500
           -----------------------------------------------
 1,000,000 Westinghouse Electric Corp.                           26,437,500
           -----------------------------------------------   --------------
                                                                111,131,225
           -----------------------------------------------   --------------
           ELECTRONICS/ELECTRICAL EQUIPMENT--1.9%
           -----------------------------------------------
   400,000 Adaptec, Inc.*                                        19,375,000
           -----------------------------------------------
   200,000 Intel Corp.                                           15,400,000
           -----------------------------------------------
   150,000 Texas Instruments                                     16,003,125
           -----------------------------------------------   --------------
                                                                 50,778,125
           -----------------------------------------------   --------------
           ENTERTAINMENT/LEISURE--4.4%
           -----------------------------------------------
   900,000 Carnival Corp., Class A                               43,650,000
           -----------------------------------------------
   549,700 GTECH Holdings Corp.*                                 17,727,825
           -----------------------------------------------
   269,000 MGM Grand, Inc.*                                      11,802,375
           -----------------------------------------------
   254,659 Tele-Communications TCI Ventures Group, Ser. A*        5,873,072
           -----------------------------------------------
   400,000 Time Warner, Inc.                                     23,075,000
           -----------------------------------------------
   500,000 Viacom, Inc., Class B*                                15,125,000
           -----------------------------------------------   --------------
                                                                117,253,272
           -----------------------------------------------   --------------
           FINANCIAL SERVICES--2.5%
           -----------------------------------------------
   650,000 Federal Home Loan Mortgage Corp.                      24,618,750
           -----------------------------------------------
   350,000 Lehman Brothers Holding, Inc.                         16,471,875
           -----------------------------------------------
   550,000 Morgan Stanley, Dean Witter, Discover and Co.         26,950,000
           -----------------------------------------------   --------------
                                                                 68,040,625
           -----------------------------------------------   --------------
           FOOD/BEVERAGE PRODUCTS--3.1%
           -----------------------------------------------
   850,000 ConAgra, Inc.                                         25,606,250
           -----------------------------------------------
 1,000,000 PepsiCo., Inc.                                        36,812,500
           -----------------------------------------------


GROWTH & INCOME PORTFOLIO
- -----------------------------------------------------------------------------

   SHARES                   ISSUER                       VALUE
 ---------- --------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 -------------------------------------------------
 COMMON STOCK--CONTINUED
 -------------------------------------------------
            FOOD/BEVERAGE PRODUCTS--CONTINUED
            --------------------------------------
    400,000 Unilever NV, ADR (Netherlands)           $   21,350,000
            --------------------------------------   --------------
                                                         83,768,750
            --------------------------------------   --------------
            HEALTH CARE/HEALTH CARE SERVICES--3.2%
            --------------------------------------
    401,000 Columbia/HCA Healthcare Corp.                11,328,250
            --------------------------------------
  1,750,000 HEALTHSOUTH Corp.*                           44,734,375
            --------------------------------------
    500,000 Tenet Healthcare Corp.*                      15,281,250
            --------------------------------------
    530,000 Vencor, Inc.*                                14,310,000
            --------------------------------------   --------------
                                                         85,653,875
            --------------------------------------   --------------
            INSURANCE--4.9%
            --------------------------------------
    400,000 Allstate Corp.                               33,175,000
            --------------------------------------
    215,750 American International Group                 22,019,984
            --------------------------------------
    330,000 Equitable Companies, Inc.                    13,591,875
            --------------------------------------
    190,000 Loews Corp.                                  21,220,625
            --------------------------------------
    240,000 NAC Re Corp.                                 10,680,000
            --------------------------------------
    400,000 Reliastar Financial Corp.                    14,950,000
            --------------------------------------
    225,000 Travelers Group, Inc.                        15,750,000
            --------------------------------------   --------------
                                                        131,387,484
            --------------------------------------   --------------
            MANUFACTURING--3.6%
            --------------------------------------
    190,100 Honeywell, Inc.                              12,938,681
            --------------------------------------
    637,500 Ingersoll-Rand Co.                           24,822,656
            --------------------------------------
    490,000 Johnson Controls                             21,988,750
            --------------------------------------
    300,000 Kennametal Inc.                              14,550,000
            --------------------------------------
    100,000 McDermott International                       3,631,250
            --------------------------------------
    400,000 Parker Hannifin Corp.                        16,725,000
            --------------------------------------   --------------
                                                         94,656,337
            --------------------------------------   --------------
            METALS/MINING--1.9%
            --------------------------------------
    500,000 Aluminum Co. of America (ALCOA)              36,500,000
            --------------------------------------


GROWTH & INCOME PORTFOLIO
- -----------------------------------------------------------------------------

   SHARES                      ISSUER                          VALUE
 ---------- --------------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 -------------------------------------------------------
 COMMON STOCK--CONTINUED
 -------------------------------------------------------
            METALS/MINING--CONTINUED
            --------------------------------------------
    370,000 Newmont Mining Corp.                           $   12,950,000
            --------------------------------------------   --------------
                                                               49,450,000
            --------------------------------------------   --------------
            OFFICE/BUSINESS EQUIPMENT--1.2%
            --------------------------------------------
    400,000 Xerox Corp.                                        31,725,000
            --------------------------------------------   --------------
            OIL & GAS--8.5%
            --------------------------------------------
    600,000 Apache Corp.                                       25,200,000
            --------------------------------------------
    250,000 British Petroleum PLC, ADR (United Kingdom)        21,937,500
            --------------------------------------------
    500,000 Coastal Corp.                                      30,062,500
            --------------------------------------------
    400,000 Dresser Industries, Inc.                           16,850,000
            --------------------------------------------
    640,000 Halliburton Company                                38,160,000
            --------------------------------------------
    470,000 Mobil Corp.                                        34,221,875
            --------------------------------------------
    525,000 Oryx Energy Co.*                                   14,470,313
            --------------------------------------------
    580,000 Texaco, Inc.                                       33,023,750
            --------------------------------------------
    364,900 USX-Marathon Group                                 13,045,175
            --------------------------------------------   --------------
                                                              226,971,113
            --------------------------------------------   --------------
            PAPER/FOREST PRODUCTS--0.7%
            --------------------------------------------
    600,000 Willamette Industries, Inc.                        19,837,500
            --------------------------------------------   --------------
            PHARMACEUTICALS--4.4%
            --------------------------------------------
    350,000 Bristol-Myers Squibb Co.                           30,712,500
            --------------------------------------------
    575,000 Pharmacia & Upjohn, Inc.                           18,256,250
            --------------------------------------------
    480,000 Schering-Plough Corp.                              26,910,000
            --------------------------------------------
    850,000 SmithKline Beecham PLC, ADR (United Kingdom)       40,481,250
            --------------------------------------------   --------------
                                                              116,360,000
            --------------------------------------------   --------------
            PIPELINES--0.0%
            --------------------------------------------
     25,000 Tubos de Acero de Mexico SA, ADR (Mexico)*            504,688
            --------------------------------------------   --------------
            PRINTING & PUBLISHING--1.4%
            --------------------------------------------
    675,000 New York Times Company, Class A                    36,956,250
            --------------------------------------------   --------------


GROWTH & INCOME PORTFOLIO
- -----------------------------------------------------------------------------

   SHARES                      ISSUER                          VALUE
 ---------- --------------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 -------------------------------------------------------
 COMMON STOCK--CONTINUED
 -------------------------------------------------------
            REAL ESTATE INVESTMENT TRUST--3.0%
            --------------------------------------------
    345,000 Beacon Properties Corp.                        $   14,533,125
            --------------------------------------------
    100,000 Boston Properties, Inc.*                            3,200,000
            --------------------------------------------
    190,000 Cali Realty Corp.                                   7,695,000
            --------------------------------------------
    655,800 Duke Realty Investments, Inc.                      14,755,500
            --------------------------------------------
    200,000 Equity Office Properties Trust                      6,112,500
            --------------------------------------------
    280,000 Equity Residential Properties Trust                14,140,000
            --------------------------------------------
    338,181 Security Capital Industrial Trust                   8,306,571
            --------------------------------------------
    720,000 Security Capital US Realty, ADR (Luxemburg)*       10,152,000
            --------------------------------------------   --------------
                                                               78,894,696
            --------------------------------------------   --------------
            RETAILING--6.5%
            --------------------------------------------
    640,000 American Stores Co.                                16,440,000
            --------------------------------------------
    520,000 CVS Corp.                                          31,882,500
            --------------------------------------------
    450,000 Dayton-Hudson Corp.                                28,265,625
            --------------------------------------------
    525,000 Federated Department Stores*                       23,100,000
            --------------------------------------------
  1,155,000 Kroger Co.*                                        37,681,875
            --------------------------------------------
    350,000 Office Depot, Inc.*                                 7,218,750
            --------------------------------------------
    300,000 Safeway, Inc.*                                     17,437,500
            --------------------------------------------
    300,000 Tandy Corp.                                        10,312,500
            --------------------------------------------   --------------
                                                              172,338,750
            --------------------------------------------   --------------
            TELECOMMUNICATIONS--4.2%
            --------------------------------------------
    450,000 Bell Atlantic Corp.                                35,943,750
            --------------------------------------------
    650,000 BellSouth Corp.                                    30,753,125
            --------------------------------------------
    400,000 Sprint Corp.                                       20,800,000
            --------------------------------------------
    700,000 WorldCom, Inc.                                     23,537,500
            --------------------------------------------   --------------
                                                              111,034,375
            --------------------------------------------   --------------
            TEXTILES--1.1%
            --------------------------------------------
    300,000 Liz Claiborne, Inc.                                15,206,250
            --------------------------------------------


GROWTH & INCOME PORTFOLIO
- ----------------------------------------------------------------------------

   SHARES                        ISSUER                            VALUE
 ---------- ------------------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 -----------------------------------------------------------
 COMMON STOCK--CONTINUED
 -----------------------------------------------------------
            TEXTILES--CONTINUED
            ------------------------------------------------
    400,000 Unifi, Inc.                                        $   15,375,000
            ------------------------------------------------   --------------
                                                                   30,581,250
            ------------------------------------------------   --------------
            UTILITIES--2.6%
            ------------------------------------------------
            Centrais Electricas Brasileiras SA-Electrobras,         5,442,400
    250,000 ADR (Brazil)
            ------------------------------------------------
    425,000 CINergy Corp.                                          14,025,000
            ------------------------------------------------
     50,000 Consolidated Edison Co. of New York, Inc.               1,712,500
            ------------------------------------------------
    555,000 FPL Group Inc.                                         28,686,563
            ------------------------------------------------
    550,000 Pinnacle West Capital Corp.                            19,146,875
            ------------------------------------------------   --------------
                                                                   69,013,338
            ------------------------------------------------   --------------
            TOTAL COMMON STOCK (COST $1,780,499,636)            2,371,236,897
            ------------------------------------------------   --------------
 CONVERTIBLE PREFERRED STOCK--2.3%
 -----------------------------------------------------------
            AIRLINES--0.4%
            ------------------------------------------------
     10,000 Continentail Air Finance Trust, 8.50%, 12/01/20           945,570
            ------------------------------------------------
     90,000 Continentail Air Finance Trust, 8.50%, 12/01/20#        8,510,130
            ------------------------------------------------   --------------
                                                                    9,455,700
            ------------------------------------------------   --------------
            AEROSPACE--0.1%
            ------------------------------------------------
            Loral Space & Communications, Inc., 6.00%,              2,932,368
     48,000 11/01/06#
            ------------------------------------------------   --------------
            ALTERNATE ENERGY--0.2%
            ------------------------------------------------
     86,000 Calenergy Capital Trust II, 6.25%, 02/25/12#            4,411,542
            ------------------------------------------------
     25,000 Calenergy Capital Trust III, 6.50%#                     1,213,675
            ------------------------------------------------   --------------
                                                                    5,625,217
            ------------------------------------------------   --------------
            ENTERTAINMENT/LEISURE--0.3%
            ------------------------------------------------
    150,000 Time Warner Financing Trust, Hasbro, $1.24              6,487,500
            ------------------------------------------------   --------------
            INSURANCE--0.2%
            ------------------------------------------------
     67,000 American Bankers Insurance Group, 6.25%, Ser. B         5,293,000
            ------------------------------------------------   --------------
            MULTI-MEDIA--0.1%
            ------------------------------------------------
            Echostar Communications Corp. Ser. C, 6.75%,            3,000,000
     60,000 12/31/49
            ------------------------------------------------   --------------


GROWTH & INCOME PORTFOLIO
- -----------------------------------------------------------------------------

  SHARES OR
  PRINCIPAL
   AMOUNT                         ISSUER                           VALUE
 ----------- -----------------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 -----------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK--CONTINUED
 -----------------------------------------------------------
             PAPER/FOREST PRODUCTS--0.2%
             -----------------------------------------------
     125,000 International Paper Capital Corp., 5.25%#         $    6,136,750
             -----------------------------------------------   --------------
             TELECOMMUNICATIONS--0.6%
             -----------------------------------------------
      50,000 AirTouch Communications, 4.25%, 08/16/16               3,000,000
             -----------------------------------------------
             TCI Pacific Communications Inc., Class A, 5.0%,       13,937,500
     100,000 7/31/06
             -----------------------------------------------   --------------
                                                                   16,937,500
             -----------------------------------------------   --------------
             UTILITIES--0.2%
             -----------------------------------------------
     102,000 Houston Industries, Inc., 7.00%, 07/01/00              5,584,500
             -----------------------------------------------   --------------
             TOTAL CONVERTIBLE PREFERRED STOCK (COST               61,452,535
             $49,766,002)
             -----------------------------------------------   --------------
 WARRANTS--0.0%
 -----------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST--0.0%
             -----------------------------------------------
      15,742 Security Capital Group, Class B, 09/18/98                 75,758
             -----------------------------------------------   --------------
 CONVERTIBLE CORPORATE NOTES & BONDS--2.7%
 -----------------------------------------------------------
             AUTOMOTIVE--0.2%
             -----------------------------------------------
 $ 4,500,000 Magna International Inc., 5.0%, 10/15/02               5,723,460
             -----------------------------------------------   --------------
             COMPUTERS/COMPUTER HARDWARE--0.2%
             -----------------------------------------------
   3,600,000 EMC Corp., 3.25%, 03/15/02#                            4,937,220
             -----------------------------------------------   --------------
             ELECTRONICS--0.3%
             -----------------------------------------------
   7,000,000 Xilinx Inc., 5.25%, 11/01/02#                          6,905,500
             -----------------------------------------------   --------------
             ENTERTAINMENT /LEISURE--0.1%
             -----------------------------------------------
   2,250,000 Family Golf Centers, Inc.# 5.75%, 10/15/04             2,149,695
             -----------------------------------------------   --------------
             ENVIRONMENTAL SERVICE--0.0%
             -----------------------------------------------
   1,000,000 USA Waste Services Inc., 4.00%, 02/01/02               1,066,250
             -----------------------------------------------   --------------
             GOVERNMENT ISSUE--0.2%
             -----------------------------------------------
   5,000,000 Republic of Italy, 5.0%, 06/28/01                      5,300,000
             -----------------------------------------------   --------------
             HEALTH CARE/HEALTH CARE SERVICES--0.5%
             -----------------------------------------------
   3,000,000 Alternative Living Services, 7.0%, 06/01/04#           3,960,000
             -----------------------------------------------
   5,000,000 Atria Communities, Inc., 5.0%, 10/15/02#               5,039,050
             -----------------------------------------------


GROWTH & INCOME PORTFOLIO
- ------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                          ISSUER                            VALUE
 ----------- -------------------------------------------------   --------------
 LONG-TERM INVESTMENTS--CONTINUED
 -------------------------------------------------------------
 CONVERTIBLE CORPORATE NOTES & BONDS--CONTINUED
 -------------------------------------------------------------
             HEALTH CARE/HEALTH CARE SERVICES--CONTINUED
             -------------------------------------------------
 $ 3,500,000 Carematrix Corp., 6.25%, 08/15/04#                  $    3,749,760
             -------------------------------------------------   --------------
                                                                     12,748,810
             -------------------------------------------------   --------------
             HOTELS/OTHER LODGING--0.2%
             -------------------------------------------------
   5,000,000 Hilton Hotels Corp., 5.0%, 05/15/06                      5,575,000
             -------------------------------------------------   --------------
             PAPER/FOREST PRODUCTS--0.2%
             -------------------------------------------------
   6,600,000 South African Pulp & Paper Industries, BVI
             Finance Ltd., 7.5%, 08/01/02                             6,187,500
             -------------------------------------------------   --------------
             RETAILING--0.6%
             -------------------------------------------------
   4,000,000 Federated Department Stores, 5.0%, 10/01/03              5,520,000
             -------------------------------------------------
   8,500,000 Rite Aide Corp., 5.25%, 09/15/02#                        9,144,130
             -------------------------------------------------   --------------
                                                                     14,664,130
             -------------------------------------------------   --------------
             TELECOMMUNICATIONS--0.2%
             -------------------------------------------------
             Telefonica Europe BV, (Netherlands), 2.0%,               2,537,500
   2,500,000 07/15/02#
             -------------------------------------------------
   3,500,000 Tel-Save Holdings Inc., 4.5%, 09/15/02#                  3,701,285
             -------------------------------------------------   --------------
                                                                      6,238,785
             -------------------------------------------------   --------------
             TOTAL CONVERTIBLE CORPORATE NOTES & BONDS (COST         71,496,350
             $65,157,500)
             -------------------------------------------------   --------------
 U.S. TREASURY SECURITIES--2.3%
 -------------------------------------------------------------
             U.S. Treasury Bond, 7.25%, 08/15/22 (Cost               62,011,950
  55,000,000 $60,980,313)
             -------------------------------------------------   --------------
             TOTAL LONG-TERM INVESTMENTS (COST $1,956,403,451)    2,566,273,490
             -------------------------------------------------   --------------
 SHORT-TERM INVESTMENTS--3.3%
 -------------------------------------------------------------
             U.S. TREASURY SECURITIES--0.0%
             -------------------------------------------------
   1,500,000 U.S. Treasury Bill, 11/20/97 (Cost $1,495,951)           1,495,951
             -------------------------------------------------   --------------
             COMMERCIAL PAPER--1.5%
             -------------------------------------------------
  20,000,000 General Electric Capital Corp., 5.53%, 12/03/97         19,901,689
             -------------------------------------------------
  20,000,000 Household Finance Corp., 5.5%, 11/04/97                 19,990,833
             -------------------------------------------------   --------------
             TOTAL COMMERCIAL PAPER (COST $39,892,522)               39,892,522
             -------------------------------------------------   --------------


GROWTH & INCOME PORTFOLIO
- ------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                          ISSUER                            VALUE
 ----------- -------------------------------------------------   --------------
 SHORT-TERM INVESTMENTS--CONTINUED
 -------------------------------------------------------------
             TIME DEPOSIT--1.8%
             -------------------------------------------------
             Deutsche Bank, AG (United States) 5.66%, 11/03/97   $   47,969,000
 $47,969,000 (Cost $47,969,000)
             -------------------------------------------------   --------------
             TOTAL SHORT-TERM INVESTMENTS (COST $89,357,473)         89,357,473
             -------------------------------------------------   --------------
             TOTAL INVESTMENTS--99.7% (COST $2,045,760,924)      $2,655,630,963
             -------------------------------------------------   --------------

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
- -----------------------------------------------------------------------------

                                                   GROWTH &       CAPITAL
                                                    INCOME         GROWTH
                                                  PORTFOLIO      PORTFOLIO
                                                -------------- --------------
ASSETS:
- ----------------------------------------------
Investment securities, at value (Note 1)        $2,655,630,963 $1,299,754,510
- ----------------------------------------------
Cash                                                     2,918            881
- ----------------------------------------------
Receivables:
- ----------------------------------------------
Investment securities sold                          18,219,400     20,338,534
- ----------------------------------------------
Interest and dividends                               5,747,296        462,960
- ----------------------------------------------
Other assets                                            47,197         51,558
- ----------------------------------------------  -------------- --------------
  Total Assets                                   2,679,647,774  1,320,608,443
- ----------------------------------------------  -------------- --------------
LIABILITIES:
- ----------------------------------------------
Payable for investment securities purchased         15,041,996      4,413,524
- ----------------------------------------------
Accrued Liabilities: (Note 2)
- ----------------------------------------------
Administration fees                                    118,145         58,859
- ----------------------------------------------
Investment advisory fees                               944,161        470,864
- ----------------------------------------------
Custodian                                               36,504         20,624
- ----------------------------------------------
Other                                                  196,542        171,725
- ----------------------------------------------  -------------- --------------
  Total Liabilities                                 16,337,348      5,135,596
- ----------------------------------------------  -------------- --------------
NET ASSETS Applicable to Investors' Beneficial
Interests                                       $2,663,310,426 $1,315,472,847
- ----------------------------------------------  -------------- --------------
Cost of Investments                             $2,045,760,924 $  975,694,796
- ----------------------------------------------  -------------- --------------

See Notes to financial statements.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
- ------------------------------------------------------------------------------

                                                      GROWTH &      CAPITAL
                                                       INCOME        GROWTH
                                                     PORTFOLIO     PORTFOLIO
                                                    ------------  ------------
INVESTMENT INCOME:
- --------------------------------------------------
Dividend                                            $ 38,535,143  $ 11,201,524
- --------------------------------------------------
Interest                                              13,181,160     4,663,619
- --------------------------------------------------
Foreign taxes withheld                                  (227,963)     (315,627)
- --------------------------------------------------  ------------  ------------
  Total investment income                             51,488,340    15,549,516
- --------------------------------------------------  ------------  ------------
EXPENSES: (NOTE 2)
- --------------------------------------------------
Investment Advisory fees                               9,877,868     4,971,835
- --------------------------------------------------
Administration fees                                    1,234,733       621,480
- --------------------------------------------------
Custodian fees                                           163,385        98,945
- --------------------------------------------------
Amortization of organization costs (Note 1)                7,990         7,990
- --------------------------------------------------
Professional fees                                        102,521       102,519
- --------------------------------------------------
Trustees fees and expenses                                49,389        24,859
- --------------------------------------------------
Other                                                    170,609       138,574
- --------------------------------------------------  ------------  ------------
  Total expenses                                      11,605,495     5,966,202
- --------------------------------------------------  ------------  ------------
Net investment income                                 39,881,845     9,583,314
- --------------------------------------------------
 -------------------------------------------------  ------------  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
- --------------------------------------------------
Net realized gain (loss) on:
- --------------------------------------------------
Investments                                          355,973,872   141,951,607
- --------------------------------------------------
Futures transactions                                   9,654,862       --
- --------------------------------------------------
Change in net unrealized appreciation/depreciation
on investments                                       231,319,779   146,677,178
- --------------------------------------------------  ------------  ------------
  Net realized and unrealized gain on investments    596,948,513   288,628,785
- --------------------------------------------------  ------------  ------------
Net increase in net assets from operations          $636,830,358  $298,212,099
- --------------------------------------------------  ------------  ------------

See Notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
- -----------------------------------------------------------------------------

                             GROWTH & INCOME PORTFOLIO        CAPITAL GROWTH PORTFOLIO
                           ------------------------------  --------------------------------
                                    YEAR ENDED                       YEAR ENDED
                           ------------------------------  --------------------------------
                              10/31/97        10/31/96        10/31/97         10/31/96
                           --------------  --------------  ---------------  ---------------
INCREASE (DECREASE) IN
NET ASSETS:
- -------------------------
FROM OPERATIONS--
- -------------------------
Net investment income      $   39,881,845  $   46,623,872  $     9,583,314  $    12,451,547
- -------------------------
Net realized gain on
investments and futures
transactions                  365,628,734     163,677,802      141,951,607      132,963,967
- -------------------------
Change in net unrealized
appreciation/depreciation
on investments and
futures                       231,319,779     163,237,283      146,677,178       71,608,504
- -------------------------  --------------  --------------  ---------------  ---------------
Increase in net assets
from operations               636,830,358     373,538,957      298,212,099      217,024,018
- -------------------------  --------------  --------------  ---------------  ---------------
TRANSACTIONS IN
INVESTORS'
BENEFICIAL INTEREST:
- -------------------------
Contributions                 788,831,006     470,616,913      936,937,099    1,114,082,444
- -------------------------
Withdrawals                  (854,698,879)   (605,973,572)  (1,009,808,684)  (1,260,399,848)
- -------------------------  --------------  --------------  ---------------  ---------------
Net increase (decrease)
from transactions in
investors'
beneficial interests          (65,867,873)   (135,356,659)     (72,871,585)    (146,317,404)
- -------------------------  --------------  --------------  ---------------  ---------------
Net increase in net
assets                        570,962,485     238,182,298      225,340,514       70,706,614
- -------------------------
NET ASSETS:
- -------------------------
Beginning of period         2,092,347,941   1,854,165,643    1,090,132,333    1,019,425,719
- -------------------------  --------------  --------------  ---------------  ---------------
End of period              $2,663,310,426  $2,092,347,941  $ 1,315,472,847  $ 1,090,132,333
- -------------------------  --------------  --------------  ---------------  ---------------

See Notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
- -----------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 19, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Portfolios:

A.VALUATION OF INVESTMENTS--Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

B.REPURCHASE AGREEMENTS--It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

C.
  FUTURES CONTRACTS--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.


- -----------------------------------------------------------------------------

  The GIP invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

  The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

  As of October 31, 1997, the Portfolios had no outstanding futures contracts.

D.WRITTEN OPTIONS--When a Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

  The GIP writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

  As of October 31, 1997 the Portfolios had no outstanding written options.

E.SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

F.ORGANIZATION COSTS--Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

G.FEDERAL INCOME TAXES--The Portfolios intend to continue to qualify as a partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.


H.EXPENSES--Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.



- ------------------------------------------------------------------------------

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A.INVESTMENT ADVISORY FEE--Pursuant to separate Investment Advisory Agreements,
  The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

  The fee is computed daily and paid monthly at an annual rate equal to 0.40% of each Portfolio's average daily net assets.

  Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub- Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

B.CUSTODIAL FEES--Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

C.ADMINISTRATION FEE--Pursuant to an Administration Agreement, Chase (the
  "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3. INVESTMENT TRANSACTIONS

For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

                                            GIP           CGP
- -------------------------------------  -------------- ------------
Purchases (excluding U.S. Government)  $1,781,972,894 $863,031,652
- -------------------------------------
Sales (excluding U.S. Government)       1,474,324,449  771,903,060
- -------------------------------------
Purchases of U.S. Government               60,980,313         --
- -------------------------------------
Sales of U.S. Government                         --           --
- -------------------------------------

The portfolio turnover rates of GIP and CGP for the year ended were 65% and 67% respectively. The average commission rates paid per share were $.05990 and $.0587 for GIP and CGP, respectively.


- -----------------------------------------------------------------------------

4. RETIREMENT PLAN

The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

               ACCRUED
     PENSION   PENSION
     EXPENSES LIABILITY
- ---  -------- ---------
GIP  $21,526   $68,330
- ----------------------
CGP   11,661    33,265
- ----------------------


REPORT OF INDEPENDENT ACCOUNTANTS
- -----------------------------------------------------------------------------

To the Trustees and Beneficial Interest Holders of Growth and Income Portfolio and Capital Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
December 17, 1997


TRUSTEES                              OFFICERS
- ------------------------------------------------------------------------------
John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
John E. Murray, Jr.                   Joseph S. Machi
Wesley W. Posvar                         Vice President and Assistant
Marjorie P. Smuts                        Treasurer
                                      Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary




This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contain facts concerning its objective and policies, management fees, expenses and other information.





                   Appendix for Blanchard Growth & Income Fund


A. The graphic presentation here displayed consists of a line graph titled "The Value of a $10,000 Investment in Blanchard Growth & Income Fund." The corresponding components of the line graph are listed underneath. The Fund is represented by a dotted line. The Lipper Growth & Income Fund Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in Blanchard Growth & Income Fund and the Lipper Growth & Income Fund Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the the 10-year period from 10/31/87 through 10/31/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lipper Growth & Income Fund Index; the ending values are $75,294, and $42,357, respectively.

                            EVERGREEN EQUITY TRUST


                                    PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on October 8, 1997 - Registration No. 333-37453 ("Form N-1A
Registration Statement").

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.(6)(c), IV.(3), IV.(8), V., VI., VII. and VIII. and ByLaws Articles II., III and VIII.

6(a).  Form  of  Investment   Advisory  Agreement  between  Keystone  Investment
Management Company and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b).           Form of Interim Management Contract.  Exhibit B to
Prospectus contained in Part A of this Registration Statement.

7(a). Principal Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Custody Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

10(a). Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to the
Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.

14(a). Consent of KPMG Peat Marwick LLP. Filed herewith.


14(b). Consent of Deloitte & Touche LLP. Filed herewith.

14(c).          Consent of Price Waterhouse LLP.  Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.

      17.                  Form of Proxy Card.  Filed herewith.



Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                                    SIGNATURES


         As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Columbus and State of Ohio, on the 5th day of January, 1998.


                                           EVERGREEN EQUITY TRUST




                                           By:      /s/ William J. Tomko
                                                    -----------------------
                                                    Name:   William J. Tomko

                                                    Title: President


         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 5th day of January, 1998.


Signatures                                                    Title
----------                                                    -----


/s/William J.  Tomko                                          President and
-------------------                                           Treasurer
 William J.  Tomko


/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11                Opinion and Consent of Sullivan & Worcester LLP
12                Tax Opinion and Consent of Sullivan & Worcester LLP
14(a)             Consent of KPMG Peat Marwick LLP
14(b)             Consent of Deloitte & Touche LLP
14(c)             Consent of Price Waterhouse LLP
17                Form of Proxy
--------------------